             As filed with the Securities and Exchange Commission on May 8, 2008


                                                      Registration No. 033-79112
                                                                        811-6584

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 31


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 45


       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
             (formerly, The Manufacturers Life Insurance Company of
                          New York Separate Account A)
                           (Exact name of Registrant)

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
        (formerly, The Manufacturers Life Insurance Company of New York)
                               (Name of Depositor)

                       100 Summit Lake Drive, Second Floor
                            Valhalla, New York 10595
              (Address of Depositor's Principal Executive Offices)

                                 (914) 773-0708
               (Depositor's Telephone Number Including Area Code)

                            Thomas J. Loftus, Esquire
                 John Hancock Life Insurance Company of New York
                               601 Congress Street
                              Boston, MA 02210-2805
                     (Name and Address of Agent for Service)

                                    Copy to:
                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Franklin Square
                                 Suite 300 West

                               1300 I Street, N.W.
                           Washington, D.C. 20005-3306

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  on April 28, 2008 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485


[X]  on June 9, 2008 pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                                   Prospectus dated June 9, 2008


                           Venture(R) Variable Annuity

This Prospectus describes interests in VENTURE(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) Variable Annuity Contract for the name of your issuing Company.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC is the investment adviser to the John Hancock Trust. We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio:

CAPITAL GUARDIAN TRUST COMPANY
   Income & Value Trust
   U.S. Large Cap Trust
CAPITAL RESEARCH AND
MANAGEMENT COMPANY (Adviser
to the American Fund
Insurance Series)
   American Asset Allocation
   Trust
   American Bond Trust
   American Global Growth
   Trust
   American Global Small
   Capitalization Trust
   American Growth Trust
   American Growth-Income
   Trust
   American High-Income Bond
   Trust
   American International
   Trust
   American New World Trust
DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust
   Fundamental Value Trust
DEUTSCHE INVESTMENT
MANAGEMENT AMERICAS INC. ("DIMA")
   Real Estate Securities
   Trust(1)
FRANKLIN TEMPLETON INVESTMENTS CORP.
   International Small Cap Trust
GRANTHAM, MAYO, VAN OTTERLOO & CO.  LLC
   International Core Trust
JENNISON ASSOCIATES LLC
   Capital Appreciation Trust
LEGG MASON CAPITAL MANAGEMENT, INC.
   Core Equity Trust
MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities Trust
MFC GLOBAL INVESTMENT
MANAGEMENT (U.S.), LLC
   High Income Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
(Adviser to the Franklin Templeton Founding Allocation Trust)
   American Fundamental Holdings Trust
   American Global Diversification Trust
   Franklin Templeton Founding Allocation Trust
   Index Allocation Trust
   Lifestyle Aggressive Trust
   Lifestyle Balanced Trust
   Lifestyle Conservative Trust
   Lifestyle Growth Trust
   Lifestyle Moderate Trust
   Mid Cap Index Trust
   Money Market Trust
   Pacific Rim Trust
MUNDER CAPITAL MANAGEMENT
   Small Cap Opportunities Trust
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust
   Total Return Trust
PZENA INVESTMENT MANAGEMENT, LLC
   Classic Value Trust
RCM CAPITAL MANAGEMENT LLC
& T.  ROWE PRICE ASSOCIATES, INC.
   Science & Technology Trust(2)
T.  ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust
   Equity-Income Trust
   Health Sciences Trust
   Small Company Value Trust
TEMPLETON GLOBAL ADVISORS LIMITED
   International Value Trust
UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust
VAN KAMPEN(3)
   Value Trust
WELLINGTON MANAGEMENT COMPANY, LLP
   Investment Quality Bond Trust
   Mid Cap Intersection Trust
   Mid Cap Stock Trust
   Natural Resources Trust
   Small Cap Growth Trust
   Small Cap Value Trust
WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust
   Strategic Bond Trust
   U.S. Government Securities Trust

----------
(1)  RREEF America L.L.C. provides sub-subadvisory services to DIMA.

(2) The Science & Technology Trust is subadvised by RCM Capital Management LLC and T. Rowe Price Associates, Inc.

(3)  Morgan Stanley Investment Management, Inc. doing business as Van Kampen.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Venture 2008

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)             JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
ANNUITIES SERVICE CENTER    MAILING ADDRESS              ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9505         164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505    Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(617) 663-3000 or           www.jhannuities.com          (877) 391-3748 or           www.jhannuitiesnewyork.com
(800) 344-1029                                           (800) 551-2078

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS..............................................     1
II. OVERVIEW..............................................................     3
III. FEE TABLES...........................................................     8
   EXAMPLES...............................................................    10
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
   PORTFOLIOS ............................................................    15
   THE COMPANIES..........................................................    15
   THE SEPARATE ACCOUNTS..................................................    16
   THE PORTFOLIOS.........................................................    16
   VOTING INTEREST........................................................    23
V. DESCRIPTION OF THE CONTRACT............................................    24
   ELIGIBLE PLANS.........................................................    24
   ACCUMULATION PERIOD PROVISIONS.........................................    24
      Purchase Payments..................................... .............    24
      Accumulation Units..................................................    25
      Value of Accumulation Units.........................................    25
      Net Investment Factor...............................................    25
      Transfers Among Investment Options..................................    26
      Maximum Number of Investment Options................................    27
      Telephone and Electronic Transactions...............................    27
      Special Transfer Services-Dollar Cost Averaging.....................    27
      Special Transfer Services-Asset Rebalancing Program.................    28
      Withdrawals.........................................................    28
      Special Withdrawal Services-The Income Plan.........................    29
      Death Benefit During Accumulation Period............................    29
  PAY-OUT PERIOD PROVISIONS...............................................    31
      General.............................................................    31
      Annuity Options.....................................................    31
      Determination of Amount of the First Variable Annuity Payment.......    34
      Annuity Units and the Determination of Subsequent Variable Annuity
         Payments.........................................................    34
      Transfers During Pay-out Period.....................................    35
      Death Benefit During Pay-out Period.................................    35
  OTHER CONTRACT PROVISIONS...............................................    35
      Right to Review.....................................................    35
      Ownership...........................................................    35
      Annuitant...........................................................    36
      Beneficiary.........................................................    36
      Modification........................................................    36
      Our Approval........................................................    36
      Misstatement and Proof of Age, Sex or Survival......................    36
  FIXED INVESTMENT OPTIONS................................................    37
VI. OPTIONAL BENEFITS.....................................................    38
   GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS................    38
   OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS...............    39
      INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES..............    44
      Income Plus for Life (Quarterly Step-up Review) Series Definitions..    44
      Income Plus for Life (Quarterly Step-up Review).....................    46
      Income Plus for Life - Joint Life (Quarterly Step-up Review) .......    52
      PRINCIPAL PLUS FOR LIFE SERIES......................................    58
      Principal Plus for Life Series Definitions..........................    58
      Principal Plus for Life.............................................    58
      Principal Plus for Life Plus Automatic Annual Step-up...............    63
      PRINCIPAL RETURNS...................................................    64
      Principal Returns Definitions.......................................    64
      Description of the Principal Returns Rider..........................    64
  ANNUAL STEP DEATH BENEFIT...............................................    68
      Termination of the Optional Annual Step Death Benefit...............    69
      Annual Step Death Benefit Fee.......................................    69
      Qualified Plans.....................................................    69
VII. CHARGES AND DEDUCTIONS...............................................    70
   WITHDRAWAL CHARGES.....................................................    70
      Waiver of Applicable Withdrawal Charge - Confinement to Eligible
         Nursing Home.....................................................    71
  ANNUAL CONTRACT FEE.....................................................    71
  ASSET-BASED CHARGES.....................................................    71
      Daily Administration Fee............................................    72
      Mortality and Expense Risks Fee.....................................    72
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.....................    72
   PREMIUM TAXES..........................................................    73
VIII. FEDERAL TAX MATTERS.................................................    74
   INTRODUCTION...........................................................    74
   OUR TAX STATUS.........................................................    74
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...........................    74
   NON-QUALIFIED CONTRACTS................................................    75
      Undistributed Gains.................................................    75
      Taxation of Annuity Payments........................................    75
      Surrenders, Withdrawals and Death Benefits..........................    75
      Taxation of Death Benefit Proceeds..................................    75
      Penalty Tax on Premature Distributions..............................    76
      Puerto Rico Non-Qualified Contracts.................................    76
      Diversification Requirements........................................    76
  QUALIFIED CONTRACTS.....................................................    77
      Penalty Tax on Premature Distributions..............................    78
      Rollovers and Transfers.............................................    78
      Loans...............................................................    79
      Puerto Rico Contracts Issued to Fund Retirement Plans...............    80
IX. GENERAL MATTERS.......................................................    81
   ASSET ALLOCATION SERVICES..............................................    81
   RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM...............    81
   DISTRIBUTION OF CONTRACTS..............................................    81
      Standard Compensation...............................................    81
      Revenue Sharing and Additional Compensation.........................    82
      Differential Compensation...........................................    82
   CONFIRMATION STATEMENTS................................................    82
   REINSURANCE ARRANGEMENTS...............................................    82

APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE..................   A-1
APPENDIX B: GUARANTEED MINIMUM WITHDRAWAL BENEFIT EXAMPLES................   B-1
APPENDIX C: QUALIFIED PLAN TYPES..........................................   C-1
APPENDIX D: JOHN HANCOCK USA EXCHANGE PROGRAM.............................   D-1
APPENDIX E: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL
   BENEFIT RIDERS.........................................................   E-1
APPENDIX F: ADDITIONAL INFORMATION ABOUT INCOME PLUS FOR LIFE (ANNUAL
   STEP-UP REVIEW) SERIES.................................................   F-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES............................   U-1


We provide additional information about the Contracts and the Separate Account, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in Statements of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History...........................................     1
Accumulation Unit Value Tables............................................     1
Services..................................................................     1
   Independent Registered Public Accounting Firm..........................     1
   Servicing Agent........................................................     1
   Principal Underwriter..................................................     1
   Special Compensation and Reimbursement Arrangements....................     2
Legal and Regulatory Matters..............................................     4
Appendix A: Audited Financial Statements..................................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History...........................................     1
Accumulation Unit Value Tables............................................     1
Services..................................................................     1
   Independent Registered Public Accounting Firm..........................     1
   Servicing Agent........................................................     1
   Principal Underwriter..................................................     1
   Special Compensation and Reimbursement Arrangements....................     2
Legal and Regulatory Matters..............................................     4
Appendix A:  Audited Financial Statements.................................   A-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the service office, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The Variable Annuity contract offered by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any loan amount attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A reduction of the Benefit Base if you take Excess Withdrawals (see "VI. Optional Benefits").

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

STEP-UP: An increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base (see "VI. Optional Benefits").

STEP-UP DATE: The date on which we determine whether a Step-up could occur.

SUB-ACCOUNT: A Sub-Account of a Separate Account. Each Sub-Account invests in shares of a specific Portfolio.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free withdrawal amount that have been taken to date.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

The Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon your investment choices. The Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

WHO IS ISSUING MY CONTRACT?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings.

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. WHEN YOU PURCHASE A CONTRACT FOR ANY TAX-QUALIFIED RETIREMENT PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN. CONSEQUENTLY, YOU SHOULD PURCHASE A CONTRACT FOR A QUALIFIED PLAN ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE CONTRACT. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS, PROTECTION THROUGH LIVING AND DEATH BENEFITS, AND GUARANTEED FEES.

We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period." For an additional fee, you may elect an optional death benefit called the "Annual Step Death Benefit." The Contract also offers optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits under "VI. Optional Benefits."

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time.

                    MINIMUM INITIAL   MINIMUM ADDITIONAL
TYPE OF CONTRACT   PURCHASE PAYMENT    PURCHASE PAYMENT
----------------   ----------------   ------------------
  Non-Qualified         $5,000                $30
    Qualified           $2,000                $30

If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.

VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle or Index Allocation Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.

FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the "1940 Act") to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY I BUY UNDER THE CONTRACT?

For the additional charge shown in the Fee Tables, you may elect a Rider offering optional benefits. The availability of the Riders may vary by state.

Guaranteed Minimum Withdrawal Benefit Riders

Each of our optional guaranteed minimum withdrawal benefit Riders guarantees that you will be able to make withdrawals in an amount and over a period of time specified in your Rider, regardless of your Contract's investment performance. For more details, see "VI. Optional Benefits." The guaranteed minimum withdrawal benefit Riders offered under the Contract are:


     -    Income Plus for Life ( Quarterly Step-up Review),* or



     -    Income Plus for Life - Joint Life (Quarterly Step-up Review),* or


     -    Principal Plus for Life, or

     -    Principal Plus for Life Plus Automatic Annual Step-up, or

     -    Principal Returns.


     * Income Plus for Life (Quarterly Step-up Review) and Income Plus for Life - Joint Life (Quarterly Step-up Review) are not available in all states or through all authorized distributors of the Contracts. If these Riders are not available in your state, your registered representative may recommend an earlier version of the Riders - either Income Plus for Life (Annual Step-up Review) or (except in New York and for Non-Qualified Contracts in New Jersey) Income Plus for Life - Joint Life (Annual Step-up Review). Please see Appendix F: "Additional Information about Income Plus for Life (Annual Step-up Review) Series" for details about these Riders.



We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all four Income Plus for Life Riders - i.e., Income Plus for Life (Quarterly Step-up Review), Income Plus for Life - Joint Life (Quarterly Step-up Review), Income Plus for Life (Annual Step-up Review) and Income Plus for Life - Joint Life (Annual Step-up Review).



You may elect to purchase one of these optional benefit Riders, if available in your state. You may only elect one guaranteed minimum withdrawal benefit Rider. Either you, or the older of you and your spouse in the case of Income Plus for Life - Joint Life (Quarterly Step-up Review), may not be age 81 or older to purchase a Rider.


We designed the Income Plus for Life Series Riders and the Principal Plus for Life Series Riders (i.e., Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders) to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live, even after your Contract Value reduces to zero. You may extend this benefit to cover the lifetimes of you and your spouse by selecting our Income Plus for Life - Joint Life Rider.

In addition, our Principal Plus for Life Series Riders guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not include Purchase Payment amounts over $5 million for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.


Under any of our Income Plus for Life Series Riders or Principal Plus for Life Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if your annual Withdrawal Amounts:


     - exceed the Lifetime Income Amount in any year after the Lifetime Income Date, or

     -    exceed certain limits, that vary by Rider, before the Lifetime Income
          Date.


Similarly, for Principal Plus for Life Series Riders, if your annual Withdrawal Amounts exceed the Guaranteed Withdrawal Amount in any year, we may reduce the Guaranteed Withdrawal Amount that we guarantee for future withdrawals.


YOU COULD LOSE BENEFITS IF YOUR ANNUAL WITHDRAWAL AMOUNTS EXCEED THE LIMITS SPECIFIED IN ONE OF THESE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. WE MAY REDUCE THE LIFETIME INCOME AMOUNT IF YOU TAKE ANY WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE. YOU WILL LOSE THE LIFETIME INCOME AMOUNT IF YOUR WITHDRAWAL AMOUNTS BEFORE THE APPLICABLE LIFETIME INCOME DATE DEPLETE YOUR CONTRACT VALUE AND ANY REMAINING "BENEFIT BASE" OR "GUARANTEED WITHDRAWAL BALANCE" (SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS" ON PAGE
38) TO ZERO.

For the Income Plus for Life Series Riders, the initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($5 million). We will increase the Benefit Base (for the Income Plus for Life Series Riders) or Guaranteed Withdrawal Balance (for the Principal Plus for Life Series Riders) by a Bonus that varies by the Rider you select, if you choose not to make any withdrawals at all during certain Contract Years. We also may increase or "Step-up" the guaranteed minimum withdrawal benefit amounts on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee, depending on the Rider, by making Additional Purchase Payments that we accept. WE IMPOSE SPECIAL LIMITS ON ADDITIONAL PURCHASE PAYMENTS FOR CONTRACTS ISSUED WITH ANY OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS.

Our Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years.

Although the Principal Returns Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may "Reset" (i.e., reduce) the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.

We will pay withdrawal benefits automatically during a guaranteed minimum withdrawal benefit Rider's "Settlement Phase" that we describe in "VI. Optional Benefits."

IF YOU ELECT TO PURCHASE ANY ONE OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THAT RIDER. WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with any of the guaranteed minimum withdrawal benefit Riders in "VI. Optional Benefits.")

The Automatic Annual Step-up version of the Principal Plus for Life Rider enhances the guarantees we provide in the standard Principal Plus for Life Rider for the additional fee described in the Fee Tables.

THE AMOUNT THAT MAY BE PROVIDED BY MORE FREQUENT "STEP-UP DATES" UNDER THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP RIDER, MAY, OVER TIME, BE MORE THAN OFFSET BY THE ADDITIONAL FEE ASSOCIATED WITH THIS RIDER COMPARED TO THE PRINCIPAL PLUS FOR LIFE RIDER. For additional information on these Riders, please see "VI. Optional Benefits."

Annual Step Death Benefit Rider

You may elect to purchase the optional Annual Step Death Benefit Rider, if available in your state, whether or not you purchase a guaranteed minimum withdrawal benefit Rider. Under the Annual Step Death Benefit Rider, we guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step Death Benefit is available only at Contract issue and cannot be revoked once elected. You may not purchase the Annual Step Death Benefit Rider, however, if you (or any joint Owner) have attained age 80.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options; and

     -    certain ownership changes.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.

IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VIII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation, which may be increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an "IRA," you will receive a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract or acceptable written notification.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering a Venture(R) Contract. These fees are more completely described in this Prospectus under "VII. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA
                              JOHN HANCOCK NEW YORK

                          MAXIMUM WITHDRAWAL CHARGE(2)
                      (as percentage of Purchase Payments)

First Year          6%
Second Year         6%
Third Year          5%
Fourth Year         5%
Fifth Year          4%
Sixth Year          3%
Seventh Year        2%
Thereafter          0%

TRANSFER FEE(3)
Maximum Fee       $25
Current Fee       $ 0

(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (see "VII. Charges and Deductions - Premium Taxes").

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES

                            JOHN HANCOCK USA
                         JOHN HANCOCK NEW YORK
                         ---------------------
ANNUAL CONTRACT FEE(1)            $30

                                               CONTRACT   CONTRACT
                                              YEARS 1-7   YEARS 8+
                                              ---------   --------
ANNUAL SEPARATE ACCOUNT EXPENSES(2)
(as a percentage of average Contract Value)

Mortality and Expense Risks Fee                 1.00%       0.85%
Daily Administration Fee (asset based)          0.15%       0.15%
                                                ----        ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)       1.15%       1.00%
(With No Optional Riders Reflected)

                                               CONTRACT   CONTRACT
                                              YEARS 1-7   YEARS 8+
                                              ---------   --------
OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step Death Benefit Fee          0.20%       0.20%
                                                ====        ====
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)       1.35%       1.20%

(1) The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $99,000.

(2)  A daily charge reflected as a percentage of the Variable Investment
     Options.

(3) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the optional Annual Step Death Benefit Fee, as applicable.

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE

Optional Guaranteed Minimum Withdrawal Benefit Riders

(You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)


                                                                INCOME PLUS FOR LIFE
                                                                    - JOINT LIFE
                 INCOME PLUS FOR LIFE    INCOME PLUS FOR LIFE    (QUARTERLY STEP-UP
                  (QUARTERLY STEP-UP      (QUARTERLY STEP-UP           REVIEW)          PRINCIPAL PLUS FOR   PRINCIPAL
               REVIEW) (issued outside    REVIEW) (issued in     (issued outside New   LIFE PLUS AUTOMATIC   PLUS FOR     PRINCIPAL
                    New York) (1)            New York)(1)             York) (2)         ANNUAL STEP-UP (3)   LIFE (4)    RETURNS (5)
               -----------------------   --------------------   --------------------   -------------------   ---------   -----------
Maximum Fee             1.20%                   1.20%                   1.20%                 1.20%            0.75%        0.95%
Current Fee             0.75%                   0.70%                   0.75%                 0.60%            0.40%        0.50%



(1) The current charge for the Income Plus for Life (Quarterly Step-up Review) Rider (issued outside NY) is 0.75% of the Adjusted Benefit Base. The current charge for the Income Plus for Life (Quarterly Step-up Review) Rider (issued in NY) is 0.70% of the Adjusted Benefit Base. We reserve the right to increase these charges up to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value. The charges for the Income Plus for Life (Annual Step-up Review) Rider (offered where the Quarterly Step-up Review version is not yet available) is provided in Appendix F: "Additional Information about Income Plus for Life (Annual Step-up Review) Series."



(2) The current charge for the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider (ISSUED OUTSIDE NY) is 0.75% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of
     1.20 % if the Benefit Base is Stepped-up to equal the Contract Value. The charges for the Income Plus for Life - Joint Life (Annual Step-up Review) Rider (offered where the Quarterly Step-up Review version is not yet available) is provided in Appendix F: "Additional Information about Income Plus for Life (Annual Step-up Review) Series."


(3) The current charge for the Principal Plus for Life Plus Automatic Annual Step-up Rider is 0.60% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

(4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

(5) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                              MINIMUM   MAXIMUM
-----------------------------------------                              -------   -------
Range of expenses that are deducted from Portfolio assets, including
   management fees, Rule 12b-1 fees and other expenses                  0.74%     1.60%

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH OPTIONAL BENEFIT RIDERS

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
JOHN HANCOCK NEW YORK
CONTRACT WITH INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) AND ANNUAL STEP DEATH BENEFIT

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $891     $1,784    $2,624    $4,685
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $429     $1,319    $2,247    $4,685

EXAMPLE 2: MINIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
JOHN HANCOCK NEW YORK
CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $753     $1,099    $1,435    $2,178
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $195     $  602    $1,035    $2,178

THE FOLLOWING TABLES DESCRIBE THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLES.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").

                                              DISTRIBUTION                 ACQUIRED          TOTAL       CONTRACTUAL       NET
                                 MANAGEMENT    AND SERVICE     OTHER    PORTFOLIO FEES     OPERATING       EXPENSES     OPERATING
PORTFOLIO/SERIES                     FEE      (12B-1) FEES   EXPENSES    AND EXPENSES    EXPENSES (1)   REIMBURSEMENT    EXPENSES
----------------                 ----------   ------------   --------   --------------   ------------   -------------   ---------
AMERICAN FUNDAMENTAL
   HOLDINGS(2,18)
Series II                           0.05%         0.75%        0.04%         0.40%           1.24%          0.05%         1.19%
AMERICAN GLOBAL
   DIVERSIFICATION(2,18)
Series II                           0.05%         0.75%        0.04%         0.63%           1.47%          0.05%         1.42%
BLUE CHIP GROWTH (11,12)
Series II                           0.81%         0.25%        0.02%         0.00%           1.08%          0.00%         1.08%
CAPITAL APPRECIATION(4)
Series II                           0.73%         0.25%        0.04%         0.00%           1.02%          0.00%         1.02%
CLASSIC VALUE(4)
Series II                           0.80%         0.25%        0.07%         0.00%           1.12%          0.00%         1.12%
CORE EQUITY(4)
Series II                           0.77%         0.25%        0.04%         0.00%           1.06%          0.00%         1.06%
EQUITY-INCOME (11,12)
Series II                           0.81%         0.25%        0.03%         0.00%           1.09%          0.00%         1.09%
FINANCIAL SERVICES(4)
Series II                           0.81%         0.25%        0.05%         0.00%           1.11%          0.00%         1.11%
FRANKLIN TEMPLETON FOUNDING
   ALLOCATION(6)
Series II                           0.05%         0.25%        0.03%         0.86%           1.19%          0.05%         1.14%
FUNDAMENTAL VALUE(4)
Series II                           0.76%         0.25%        0.04%         0.00%           1.05%          0.00%         1.05%
GLOBAL ALLOCATION(4)
Series II                           0.85%         0.25%        0.11%         0.05%           1.26%          0.00%         1.26%
GLOBAL BOND(4)
Series II                           0.70%         0.25%        0.11%         0.00%           1.06%          0.00%         1.06%
HEALTH SCIENCES (4,5)
Series II                           1.05%         0.25%        0.09%         0.00%           1.39%          0.00%         1.39%
HIGH INCOME(4)
Series II(2)                        0.68%         0.25%        0.04%         0.00%           0.97%          0.00%         0.97%
HIGH YIELD(4)
Series II                           0.66%         0.25%        0.04%         0.00%           0.95%          0.00%         0.95%
INCOME & VALUE(4)
Series II                           0.80%         0.25%        0.06%         0.00%           1.11%          0.00%         1.11%
INDEX ALLOCATION(6)
Series II                           0.05%         0.25%        0.03%         0.53%           0.86%          0.06%         0.80%
INTERNATIONAL CORE(4)
Series II                           0.89%         0.25%        0.13%         0.00%           1.27%          0.00%         1.27%
INTERNATIONAL OPPORTUNITIES(4)
Series II                           0.87%         0.25%        0.12%         0.00%           1.24%          0.00%         1.24%
INTERNATIONAL SMALL CAP(4)
Series II                           0.91%         0.25%        0.21%         0.00%           1.37%          0.00%         1.37%
INTERNATIONAL VALUE(5,11)
Series II                           0.81%         0.25%        0.16%         0.00%           1.22%          0.02%         1.20%
INVESTMENT QUALITY BOND(4)
Series II                           0.59%         0.25%        0.07%         0.00%           0.91%          0.00%         0.91%
LIFESTYLE AGGRESSIVE
Series II                           0.04%         0.25%        0.02%         0.87%           1.18%          0.00%         1.18%

                                              DISTRIBUTION                 ACQUIRED          TOTAL       CONTRACTUAL       NET
                                 MANAGEMENT    AND SERVICE     OTHER    PORTFOLIO FEES     OPERATING       EXPENSES     OPERATING
PORTFOLIO/SERIES                     FEE      (12B-1) FEES   EXPENSES    AND EXPENSES    EXPENSES (1)   REIMBURSEMENT    EXPENSES
----------------                 ----------   ------------   --------   --------------   ------------   -------------   ---------
LIFESTYLE BALANCED
Series II                           0.04%         0.25%        0.02%         0.82%           1.13%          0.00%         1.13%
LIFESTYLE CONSERVATIVE
Series II                           0.04%         0.25%        0.02%         0.76%           1.07%          0.00%         1.07%
LIFESTYLE GROWTH
Series II                           0.04%         0.25%        0.02%         0.85%           1.16%          0.00%         1.16%
LIFESTYLE MODERATE
Series II                           0.04%         0.25%        0.02%         0.80%           1.11%          0.00%         1.11%
MID CAP INDEX(11,17)
Series II                           0.47%         0.25%        0.03%         0.00%           0.75%          0.01%         0.74%
MID CAP INTERSECTION(4)
Series II                           0.87%         0.25%        0.06%         0.00%           1.18%          0.00%         1.18%
MID CAP STOCK(4)
Series II                           0.84%         0.25%        0.05%         0.00%           1.14%          0.01%         1.13%
MONEY MARKET(4)
Series II                           0.48%         0.25%        0.03%         0.00%           0.76%          0.01%         0.75%
NATURAL RESOURCES(4)
Series II                           1.00%         0.25%        0.08%         0.00%           1.33%          0.00%         1.33%
PACIFIC RIM(4)
Series II                           0.80%         0.25%        0.27%         0.00%           1.32%          0.01%         1.31%
REAL ESTATE SECURITIES(4)
Series II                           0.70%         0.25%        0.03%         0.00%           0.98%          0.00%         0.98%
SCIENCE & TECHNOLOGY (11,12)
Series II                           1.05%         0.25%        0.09%         0.00%           1.39%          0.00%         1.39%
SMALL CAP GROWTH(4)
Series II                           1.07%         0.25%        0.06%         0.00%           1.38%          0.01%         1.37%
SMALL CAP OPPORTUNITIES(4)
Series II                           0.99%         0.25%        0.04%         0.00%           1.28%          0.00%         1.28%
SMALL CAP VALUE(4)
Series II                           1.06%         0.25%        0.05%         0.00%           1.36%          0.00%         1.36%
SMALL COMPANY VALUE (4,5)
Series II                           1.02%         0.25%        0.04%         0.00%           1.31%          0.00%         1.31%
STRATEGIC BOND(4)
Series II                           0.67%         0.25%        0.07%         0.00%           0.99%          0.00%         0.99%
TOTAL RETURN(4,7,11)
Series II                           0.69%         0.25%        0.06%         0.00%           1.00%          0.00%         1.00%
U.S. GOVERNMENT SECURITIES(4)
Series II                           0.61%         0.25%        0.07%         0.00%           0.93%          0.00%         0.93%
U.S. LARGE CAP(4)
Series II                           0.82%         0.25%        0.03%         0.00%           1.10%          0.00%         1.10%
VALUE(4)
Series II                           0.74%         0.25%        0.04%         0.00%           1.03%          0.00%         1.03%

                                            FEEDER FUND                                                    MASTER FUND
                   -----------------------------------------------------------------------  ----------------------------------------
                                                                                                                              TOTAL
                                                                                                                    TOTAL    MASTER
                                                                                                                   MASTER     FUND
                                                                                                                    FUND       AND
                                                         TOTAL                      NET                              AND       NET
                               DISTRIBUTION            OPERATING   CONTRACTUAL   PORTFOLIO                         FEEDER    FEEDER
                   MANAGEMENT   AND SERVICE    OTHER    EXPENSES     EXPENSES    OPERATING  MANAGEMENT    OTHER     FUND      FUND
PORTFOLIO/SERIES       FEE     (12B-1) FEES  EXPENSES     (1)     REIMBURSEMENT   EXPENSES   FEES (12)  EXPENSES  EXPENSES  EXPENSES
----------------   ----------  ------------  --------  ---------  -------------  ---------  ----------  --------  --------  --------
AMERICAN ASSET
   ALLOCATION(13)
Series II             0.00%        0.75%       0.04%     0.79%        0.01%        0.78%       0.31%      0.01%     1.11%     1.10%
AMERICAN
   BOND(13)
Series II             0.00%        0.75%       0.02%     0.77%        0.00%        0.77%       0.40%      0.01%     1.18%     1.18%
AMERICAN
   GLOBAL
   GROWTH(13)
Series II             0.00%        0.75%       0.06%     0.81%        0.03%        0.78%       0.53%      0.02%     1.36%     1.33%
AMERICAN
   GLOBAL SMALL
   CAPITALIZATION
   (13)
Series II             0.00%        0.75%       0.11%     0.86%        0.08%        0.78%       0.70%      0.03%     1.59%     1.51%
AMERICAN GROWTH
Series II             0.00%        0.75%       0.02%     0.77%        0.00%        0.77%       0.32%      0.01%     1.10%     1.10%
AMERICAN
   GROWTH-INCOME
Series II             0.00%        0.75%       0.02%     0.77%        0.00%        0.77%       0.26%      0.01%     1.04%     1.04%
AMERICAN HIGH-
   INCOME
   BOND(13)
Series II             0.00%        0.75%       0.21%     0.96%        0.18%        0.78%       0.47%      0.01%     1.44%     1.26%
AMERICAN
   INTERNATIONAL
Series II             0.00%        0.75%       0.02%     0.77%        0.00%        0.77%       0.49%      0.03%     1.29%     1.29%
AMERICAN NEW
   WORLD(13)
Series II             0.00%        0.75%       0.13%     0.88%        0.10%        0.78%       0.76%      0.06%     1.70%     1.60%

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Fund Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the underlying Portfolio's prospectus, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.

(2) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses that are expected to be incurred over the next year.

(3) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.

(4) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.

(5) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, and Small Company Value Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, and Small Company Value Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.

(6) The Adviser has contractually agreed to limit Portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fee and other operating expenses of the underlying Portfolio but exclude 12b-1fees, underlying Portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(7) The "Other Expenses" reflect estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(8) The Adviser has contractually agreed to reimburse expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses include all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

(9) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser (after payment of the subadvisory fees for the Portfolio) does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.

(10) The Adviser has agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the

     Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. These voluntary expense limitations may be terminated at any time.

(11) The advisory fees rate shown reflects the new tier schedule that is currently in place.

(12) Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.

(13) The Adviser has contractually limited other portfolio level expenses to 0.03% until May 1, 2010. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, Rule 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

A Table of Accumulation Unit Values relating to the Contract is included in "Appendix U" to this Prospectus.

LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of our respective Separate Account may be found in the Statement of Additional Information.

                 IV. General Information about Us, the Separate
                           Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.


John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.


The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:

AAA                 Extremely strong financial security characteristics;
Standard & Poor's   1st category of 21

A++                 Superior companies have a very strong ability to meet their
A.M.                Best obligations; 1st category of 16

AA+                 Very strong capacity to meet policyholder and contract
Fitch               obligations; 2nd category of 24

John Hancock USA has also received the following rating from Moody's:

Aa1                 Excellent in financial strength;
Moody's             2nd category of 21

These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Portfolio.

With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all fixed annuity contracts and fixed investment options issued by John Hancock USA prior to the termination of the guarantee except if:

     - the liability to pay contractual claims under the contracts is assumed by another insurer; or

     - we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.

When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Trust.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides (see "Distribution of Contracts" in "IX. General Matters"). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Index Allocation, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.


Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHT American Fund Portfolios") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.


Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

     The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see VI. Optional Benefits).

CAPITAL GUARDIAN TRUST COMPANY

   Income & Value Trust                  Seeks the balanced accomplishment of (a) conservation
                                         of principal and (b) long-term growth of capital and
                                         income. To do this, the Portfolio invests its assets in
                                         both equity and fixed income securities based on the
                                         expected returns of the portfolios.

   U.S. Large Cap Trust                  Seeks long-term growth of capital and income. To do
                                         this, the Portfolio invests at least 80% of its net
                                         assets in equity and equity-related securities of
                                         quality large-cap U.S. companies that will outperform
                                         their peers over time.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series) -
ADVISER TO MASTER FUND

   American Asset Allocation Trust       Seeks to provide high total return (including income
                                         and capital gains) consistent with preservation of
                                         capital over the long term. To do this, the Portfolio
                                         invests all of its assets in the master fund, Class 1
                                         shares of the American Funds Insurance Series Asset
                                         Allocation Fund, which invests in a diversified
                                         portfolio of common stocks and other equity securities,
                                         bonds and other intermediate and long-term debt
                                         securities, and money market instruments.

   American Bond Trust                   Seeks to maximize current income and preserve capital.
                                         To do this, the Portfolio invests all of its assets in
                                         the master fund, Class 1 shares of the American Funds
                                         Insurance Series Bond Fund, which invests at least 80%
                                         of its assets in bonds, with at least 65% in
                                         investment-grade debt securities and up to 35% in lower
                                         rated fixed income securities.

   American Global Growth Trust          Seeks to make shareholders' investment grow over time.
                                         To do this, the Portfolio invests all of its assets in
                                         the master fund, Class 1 shares of the American Funds
                                         Insurance Series Global Growth Fund, which invests
                                         primarily in common stocks of companies located around
                                         the world.

   American Global Small                 Seeks to make the shareholders' investment grow over
   Capitalization Trust                  time. To do this, the Portfolio invests all of its
                                         assets in the master fund, Class 1 shares of the
                                         American Funds Insurance Series Global Small
                                         Capitalization Fund, which invests primarily in stocks
                                         of smaller companies located around the world.

   American Growth Trust                 Seeks to make the shareholders' investment grow. To do
                                         this, the Portfolio invests all of its assets in the
                                         master fund, Class 1 shares of the American Funds
                                         Insurance Series Growth Fund, which invests primarily
                                         in common stocks of companies that appear to offer
                                         superior opportunities for growth of capital.

   American Growth-Income Trust          Seeks to make the shareholders' investments grow and to
                                         provide the shareholder with income over time. To do
                                         this, the Portfolio invests all of its assets in the
                                         master fund, Class 1 shares of the American Funds
                                         Insurance Series Growth-Income Fund, which invests
                                         primarily in common stocks or other securities that
                                         demonstrate the potential for appreciation and/or
                                         dividends.

   American High-Income Bond Trust       Seeks to provide a high level of current income and,
                                         secondarily, capital appreciation. To do this, the
                                         Portfolio invests all of its assets in the master fund,
                                         Class 1 shares of the American Funds Insurance Series
                                         High-Income Bond Fund, which invests at least 65% of
                                         its assets in higher yielding and generally lower
                                         quality debt securities.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series) -
ADVISER TO MASTER FUND - CONTINUED

   American International Trust          Seeks to make the shareholders' investment grow. To do
                                         this, the Portfolio invests all of its assets in the
                                         master fund, Class 1 shares of the American Funds
                                         Insurance Series International Fund, which invests
                                         primarily in common stocks of companies located outside
                                         the United States.

   American New World Trust              Seeks to make the shareholders' investment grow over
                                         time. To do this, the Portfolio invests all of its
                                         assets in the master fund, Class 1 shares of the
                                         American Funds Insurance Series New World Fund, which
                                         invests primarily in stocks of companies with
                                         significant exposure to countries with developing
                                         economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.

   Financial Services Trust              Seeks growth of capital. To do this, the Portfolio
                                         invests at least 80% of its net assets in companies
                                         that are principally engaged in financial services.

   Fundamental Value Trust               Seeks growth of capital. To do this, the Portfolio
                                         invests primarily in common stocks of U.S. companies
                                         with durable business models that can be purchased at
                                         attractive valuations relative to their intrinsic
                                         value.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA") (1)

   Real Estate Securities Trust          Seeks to achieve a combination of long-term capital
                                         appreciation and current income. To do this, the
                                         Portfolio invests at least 80% of its net assets in
                                         equity securities of REITs and real estate companies.

FRANKLIN TEMPLETON INVESTMENTS CORP.

   International Small Cap Trust         Seeks long-term capital appreciation. To do this, the
                                         Fund invests at least 80% of its net assets in
                                         securities issued by foreign small-cap companies
                                         including in emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

   International Core Trust              Seeks high total return. To do this, the Portfolio
                                         invests at least 80% of its total assets in a
                                         diversified portfolio of equity investments from
                                         developed markets outside the U.S.

JENNISON ASSOCIATES LLC

   Capital Appreciation Trust            Seeks long-term growth of capital. To do this, the
                                         Portfolio invests at least 65% of its total assets in
                                         equity and equity-related securities of companies that
                                         are attractively valued and have above-average growth
                                         prospects.

LEGG MASON CAPITAL MANAGEMENT, INC.

   Core Equity Trust                     Seeks long-term capital growth. To do this, the
                                         Portfolio invests at least 80% of its net assets in
                                         equity securities that offer the potential for capital
                                         growth by purchasing securities at large discounts
                                         relative to their intrinsic value.

MARSICO CAPITAL MANAGEMENT, LLC

   International Opportunities Trust     Seeks long-term growth of capital. To do this, the
                                         Portfolio invests at least 65% of its total assets in
                                         common stocks of at least three different foreign
                                         companies of any size that are selected for their
                                         long-term growth potential.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (2)

   American Fundamental Holdings Trust   Seeks long term growth of capital. To do this, the
                                         Portfolio invests primarily in four funds of the
                                         American Funds Insurance Series: Bond Fund, Growth
                                         Fund, Growth-Income Fund, and International Fund. The
                                         Portfolio is permitted to invest in six other funds of
                                         the American Funds Insurance Series as well as other
                                         funds, investment companies, and other types of
                                         investments.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED 2 - CONTINUED

   American Global Diversification       Seeks long term growth of capital. To do this, the
   Trust                                 Portfolio invests primarily in five funds of the
                                         American Funds Insurance Series: Bond Fund, Global
                                         Growth Fund, Global Small Capitalization Fund,
                                         High-Income Bond Fund, and New World Fund. The
                                         Portfolio is permitted to invest in five other funds of
                                         the American Funds Insurance Series as well as other
                                         funds, investment companies, and other types of
                                         investments.

   Franklin Templeton Founding           Seeks long-term growth of capital. To do this, the Fund
   Allocation Trust                      invests primarily in three underlying Portfolios:
                                         Global Trust, Income Trust and Mutual Shares Trust. The
                                         Portfolio is a fund of funds and is also authorized to
                                         invest in other underlying Portfolios and investment
                                         companies.

   Index Allocation Trust                Seeks long term growth of capital. Current income is
                                         also a consideration. To do this, the Portfolio invests
                                         approximately 70% of its total assets in underlying
                                         Portfolios which invest primarily in equity securities
                                         and approximately 30% of its total assets in underlying
                                         Portfolios which invest primarily in fixed income
                                         securities.

   Lifestyle Aggressive Trust            Seeks long-term growth of capital. Current income is
                                         not a consideration. To do this, the Portfolio invests
                                         100% of its assets in underlying Portfolios which
                                         invest primarily in equity securities.

   Lifestyle Balanced Trust              Seeks a balance between a high level of current income
                                         and growth of capital, with a greater emphasis on
                                         growth of capital. To do this, the Portfolio invests
                                         approximately 40% of its assets in underlying
                                         Portfolios which invest primarily in fixed income
                                         securities, and approximately 60% in underlying
                                         Portfolios which invest primarily in equity securities.

   Lifestyle Conservative Trust          Seeks a high level of current income with some
                                         consideration given to growth of capital. To do this,
                                         the Portfolio invests approximately 80% of its assets
                                         in underlying Portfolios which invest primarily in
                                         fixed income securities, and approximately 20% in
                                         underlying Portfolios which invest primarily in equity
                                         securities.

   Lifestyle Growth Trust                Seeks long-term growth of capital. Current income is
                                         also a consideration. To do this, the Portfolio invests
                                         approximately 20% of its assets in underlying
                                         Portfolios which invest primarily in fixed income
                                         securities, and approximately 80% in underlying
                                         Portfolios which invest primarily in equity securities.

   Lifestyle Moderate Trust              Seeks a balance between a high level of current income
                                         and growth of capital, with a greater emphasis on
                                         income. To do this, the Portfolio invests approximately
                                         60% of its assets in underlying Portfolios which invest
                                         primarily in fixed income securities, and approximately
                                         40% in underlying Portfolios which invest primarily in
                                         equity securities.

   Mid Cap Index Trust                   Seeks to approximate the aggregate total return of a
                                         mid cap U.S. domestic equity market index. To do this,
                                         the Portfolio invests at least 80% of its net assets in
                                         the common stocks in the S&P MidCap 400(R) index(3) and
                                         securities that as a group behave in a manner similar
                                         to the index.

   Money Market Trust                    Seeks to obtain maximum current income consistent with
                                         preservation of principal and liquidity. To do this,
                                         the Portfolio invests in high quality, U.S. dollar
                                         denominated money market instruments.

   Pacific Rim Trust                     Seeks to achieve long-term growth of capital. To do
                                         this, the Portfolio invests at least 80% of its net
                                         assets in common stocks and equity-related securities
                                         of established, larger-capitalization non-U.S.
                                         companies located in the Pacific Rim region, including
                                         emerging markets that have attractive long-term
                                         prospects for growth of capital.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC

   High Income Trust                     Seeks high current income; capital appreciation is a
                                         secondary goal. To do this, the Portfolio invests at
                                         least 80% of its net assets in U.S. and foreign
                                         fixed-income securities that are rated BB/Ba or lower
                                         or are unrated equivalents.

MUNDER CAPITAL MANAGEMENT

   Small Cap Opportunities Trust         Seeks long-term capital appreciation. To do this, the
                                         Portfolio invests at least 80% of its net assets in
                                         equity securities of small-capitalization companies.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

   Global Bond Trust                     Seeks maximum total return, consistent with
                                         preservation of capital and prudent investment
                                         management. To do this, the Portfolio invests at least
                                         80% of its net assets in fixed income instruments,
                                         futures contracts (including related options) with
                                         respect to such securities and options on such
                                         securities.

   Total Return Trust                    Seeks maximum total return, consistent with
                                         preservation of capital and prudent investment
                                         management. To do this, the Portfolio invests at least
                                         65% of its total assets in a diversified Portfolio of
                                         fixed income instruments of varying maturities, which
                                         may be represented by forwards or derivatives.

PZENA INVESTMENT MANAGEMENT, LLC

   Classic Value Trust                   Seeks long-term growth of capital. To do this, the
                                         Portfolio invests at least 80% of its assets in
                                         domestic equity securities of companies that are
                                         currently undervalued relative to the market, based on
                                         estimated future earnings and cash flow.

RCM CAPITAL MANAGEMENT LLC & T. ROWE PRICE ASSOCIATES, INC.

   Science & Technology Trust            Seeks long-term growth of capital. Current income is
                                         incidental to the Portfolio's objective. To do this,
                                         the Portfolio invests at least 80% of its net assets in
                                         the common stocks of companies expected to benefit from
                                         the development, advancement, and/or use of science and
                                         technology.

T. ROWE PRICE ASSOCIATES, INC.

   Blue Chip Growth Trust                Seeks to provide long-term growth of capital. Current
                                         income is a secondary objective. To do this, the
                                         Portfolio invests at least 80% of its net assets in the
                                         common stocks of large and medium-sized blue chip
                                         growth companies that are well established in their
                                         industries.

   Equity-Income Trust                   Seeks to provide substantial dividend income and also
                                         long-term capital appreciation. To do this, the
                                         Portfolio invests at least 80% of its net assets in
                                         equity securities, with 65% in common stocks of
                                         well-established companies paying above-average
                                         dividends.

   Health Sciences Trust                 Seeks long-term capital appreciation. To do this, the
                                         Portfolio invests at least 80% of its net assets in
                                         common stocks of companies engaged in the research,
                                         development, production, or distribution of products or
                                         services related to health care, medicine, or the life
                                         sciences.

   Small Company Value Trust             Seeks long-term growth of capital. To do this, the
                                         Portfolio invests at least 80% of its net assets in
                                         small companies whose common stocks are believed to be
                                         undervalued.

TEMPLETON INVESTMENT COUNSEL, LLC (4)

   International Value Trust             Seeks long-term growth of capital. To do this, the
                                         Portfolio invests at least 65% of its total assets in
                                         equity securities of companies located outside the
                                         U.S., including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

   Global Allocation Trust               Seeks total return, consisting of long-term capital
                                         appreciation and current income. To do this, the
                                         Portfolio invests in equity and fixed income securities
                                         of issuers located within and outside the U.S. based on
                                         prevailing market conditions.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)

   Value Trust                           Seeks to realize an above-average total return over a
                                         market cycle of three to five years, consistent with
                                         reasonable risk. To do this, the Portfolio invests at
                                         least 65% of its total assets in equity securities
                                         which are believed to be undervalued relative to the
                                         stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP

   Investment Quality Bond Trust         Seeks to provide a high level of current income
                                         consistent with the maintenance of principal and
                                         liquidity. To do this, the Portfolio invests at least
                                         80% of its net assets in bonds rated investment grade.
                                         focusing on corporate bonds and U.S. government bonds
                                         with intermediate to longer term maturities.

   Mid Cap Intersection Trust            Seeks long-term growth of capital. To do this, the
                                         Portfolio invests at least 80% of its net assets in
                                         equity securities of medium-sized companies with
                                         significant capital appreciation potential.

   Mid Cap Stock Trust                   Seeks long-term growth of capital. To do this, the
                                         Portfolio invests at least 80% of its net assets in
                                         equity securities of medium-sized companies with
                                         significant capital appreciation potential.

   Natural Resources Trust               Seeks long-term total return. To do this, the Portfolio
                                         invests at least 80% of its net assets in equity and
                                         equity-related securities of natural resource-related
                                         companies worldwide, including emerging markets.

   Small Cap Growth Trust                Seeks long-term capital appreciation. To do this, the
                                         Portfolio invests at least 80% of its net assets in
                                         small-cap companies that are believed to offer
                                         above-average potential for growth in revenues and
                                         earnings.

   Small Cap Value Trust                 Seeks long-term capital appreciation. To do this, the
                                         Portfolio invests at least 80% of its net assets in
                                         small-cap companies that are believed to be
                                         undervalued.

WESTERN ASSET MANAGEMENT COMPANY

   High Yield Trust                      Seeks to realize an above-average total return over a
                                         market cycle of three to five years, consistent with
                                         reasonable risk. To do this, the Portfolio invests at
                                         least 80% of its net assets in high yield securities,
                                         including corporate bonds, preferred stocks and U.S.
                                         Government and foreign securities.

   Strategic Bond Trust                  Seeks a high level of total return consistent with
                                         preservation of capital. To do this, the Portfolio
                                         invests at least 80% of its net assets in fixed income
                                         securities across a range of credit qualities and may
                                         invest a substantial portion of its assets in
                                         obligations rated below investment grade.

   U.S. Government Securities Trust      Seeks to obtain a high level of current income
                                         consistent with preservation of capital and maintenance
                                         of liquidity. To do this, the Portfolio invests at
                                         least 80% of its net assets in debt obligations and
                                         mortgage-backed securities issued or guaranteed by the
                                         U.S. government, its agencies or instrumentalities.

(1) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(2) DIMA provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(3) "S&P MidCap 400(R)" is a trademark of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the mid cap range for the S&P MidCap 400(R) was $302 million to $11.13 billion.

(4) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see "Qualified Contracts"). We also designed the Contract so that it may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.

We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan unless, (a) we previously issued Contracts to that retirement plan and (b) the Purchase Payments to the new Contract are sent to us directly by your employer or the plan's administrator. We will not knowingly accept transfers from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a Section 403(b) Qualified Plan. We will require certain signed documentation in the event:

     - you purchased a Contract prior to September 25, 2007 that is intended to qualify under a Section 403(b) Qualified Plan; and

     - you direct us on or after September 25, 2007 to transfer some or all of your Contract Value to another annuity contract or other investment under a Section 403(b) Qualified Plan.

In the event that we do not receive the required documentation and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.

ACCUMULATION PERIOD PROVISIONS

We may impose restrictions on your ability to make initial and Additional Purchase Payments.

Purchase Payments

You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. Additional Purchase Payments must be at least $30. All Purchase Payments must be in U.S dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment.

John Hancock USA may reduce or eliminate the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

     - You purchase your Contract through a 1035 exchange or a Qualified Plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions.

     - You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts is equal to or greater than $50,000.

     - You and your spouse each purchase at least one new Contract AND the average initial Purchase Payments for the new Contract(s) is equal to or greater than $50,000.

     - You purchase multiple Contracts issued in conjunction with a written Retirement Savings Plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.

     - You purchase a Contract that will be used within John Hancock USA's Individual 401(k) Program.

     - You purchase a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan Contracts established prior to June 1, 2004.

If permitted by state law, John Hancock USA may cancel a Contract at the end of any TWO consecutive Contract Years in which no Purchase Payments have been made, if both:

     - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.

Contracts issued by John Hancock New York may be cancelled at the end of any THREE consecutive Contract Years in which no Purchase Payments have been made as described above.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VIII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

     - your Purchase Payment transaction is complete before the close of daytime trading of the New York Stock Exchange (usually 4:00 p.m. Eastern time) for that Business Day; or

     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading of the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "valuation period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Sub-Account for any valuation period by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:

     - the net asset value per share of a Portfolio share held in the Sub-Account determined at the end of the current valuation period; plus

     - the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account annual expenses.


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

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of daytime trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in "Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market investment option even if a Contract Owner reaches the two transfers per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market investment option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Account(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

     -    Any loss or theft of your password; or

     -    Any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services-Dollar Cost Averaging

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose, to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer special DCA programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.

The DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA program.

Special Transfer Services-Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal from the Variable Investment Options until exhausted. We will then take from the Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Option, see "Fixed Investment Options."

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we may treat the partial withdrawal as a total withdrawal of the Contract Value.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional minimum guaranteed withdrawal benefit Rider, your guarantee may be reduced. If you determine to divide a Contract with an optional benefit Rider, we will permit you to



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

continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VIII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix C: "Qualified Plan Types").

You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services-The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

AMOUNT OF DEATH BENEFIT. The death benefit payable under the Contract will be the greater of:

     -    the Contract Value; or

     - the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:


     (i)  is equal to the death benefit prior to the withdrawal; and



     (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



If you die during the "Settlement Phase" under an optional guaranteed minimum withdrawal benefit Rider, however, the death benefit will be the amount then payable under that Rider. Please read "VI. Optional Benefits" for more information.


PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -    any other proof satisfactory to us.

DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VIII. Federal Tax Matters" and Appendix
C: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account (JHSAA). Similar to a checking account, the JHSAA provides the beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken, the Contract will continue, subject to the following:

     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     -    No Additional Purchase Payments may be made.

     -    We will waive withdrawal charges for all future distributions.

     - If the deceased Owner's spouse is the Beneficiary, the surviving spouse continues the Contract as the new Owner. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.

     - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

     - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations of the death benefit prior to the Maturity Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax adviser for further information relevant to your situation.

Please see "VI. Optional Benefits" for a discussion of benefits available to Beneficiaries under the optional Annual Step Death Benefit.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract, or a later date if we consent to the change. Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VIII. Federal Tax Matters"). Distributions may be required from Qualified Contracts before the Maturity Date.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Maturity Date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.


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ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We make one or more additional Annuity Options available if you purchase a Contract with one of our guaranteed minimum withdrawal benefit Riders (i.e., Income Plus for Life Series, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns, as described in "VI. Optional Benefits"). If you purchase a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are only available for Maturity Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.



GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchase a Contract with the Income Plus for Life Series Rider. For the Income Plus for Life - Joint Life Rider, this Annuity Option is available only if one Covered Person (see "Income Plus for Life Series Definitions" on page 54), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:


     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or


     - the annual amount that your Contract Value provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchase a Contract with the Income Plus for Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or


     - the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)



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GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain-This Annuity
Option is available if you purchase a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this Annuity Option as the greater of:

     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Fixed Period Certain Only-This Annuity Option is available only if:

     - you purchase a Contract with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns optional benefit Rider; and

     - there is no Lifetime Income Amount remaining (or none has been determined) at the Maturity Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the Guaranteed Withdrawal Amount at the Maturity Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

     - the Guaranteed Withdrawal Amount on the Maturity Date as provided by the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or Principal Returns Rider that you purchased with your Contract; or

     - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments" below for a description of an "Annuity Unit");

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined on the day we receive your written request for surrender in the manner described above.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x (1 - ((B / C) / D)), where:

     A equals the number of Annuity Units used to determine future payments before the commutation;

     B equals the dollar amount requested to be paid out as part of the commutation;

     C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

     D    equals the Annuity Unit value on the day the commutation is executed.


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

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x (1 - (($20,000 / 3412.08) / $12.50)) = 212.43 units a year for 10 years.

You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page 25). The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.04%.


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

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read "VI. Optional Benefits" for additional information.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the ten day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.

(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

In the case of Non-Qualified Contracts, you may change ownership of the Contract or you may collaterally assign the Contract at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. A collateral assignment is treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in reducing the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.


You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, you may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Qualified Contract to any person other than us.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuity Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we must distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuity Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, we will pay the amount of any underpayment immediately and we will deduct the amount of any overpayment from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services-Dollar Cost Averaging" for details). However, we may make available Fixed Investment Options under the Contract in the future. If we do, a Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Fixed Investment Options are not available with John Hancock USA Contracts issued in the State of Mississippi. Certain other states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Maturity Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Maturity Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals."

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VIII. Federal Tax Matters." Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. See Appendix C: "Qualified Plan Types."

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                              VI. Optional Benefits

You may elect to purchase optional benefits when you purchase a Contract. If available in your state, you may select one of the following "guaranteed minimum withdrawal benefit" Riders:


     -    Income Plus for Life (Quarterly Step-up Review)*; or



     -    Income Plus for Life - Joint Life (Quarterly Step-up Review)*; or


     -    Principal Plus for Life; or

     -    Principal Plus for Life Plus Automatic Annual Step-up; or

     -    Principal Returns.


* Income Plus for Life (Quarterly Step-up Review) and Income Plus for Life - Joint Life (Quarterly Step-up Review) are not available in all states or through all authorized distributors of the Contracts. If these Riders are not available in your state, your registered representative may recommend an earlier version of the Riders - either Income Plus for Life (Annual Step-up Review) or (except in New York and for Non-Qualified Contracts in New Jersey) Income Plus for Life - Joint Life (Annual Step-up Review). Please see Appendix F: "Additional Information about Income Plus for Life (Annual Step-up Review) Series" for details about these Riders.



We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all four Income Plus for Life Riders - i.e., Income Plus for Life (Quarterly Step-up Review), Income Plus for Life - Joint Life (Quarterly Step-up Review), Income Plus for Life (Annual Step-up Review) and Income Plus for Life - Joint Life (Annual Step-up Review).


You also may select an Annual Step Death Benefit Rider.

We describe each of these optional benefit Riders in the following sections.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS

We use the definitions that follow to describe how our guaranteed minimum withdrawal benefit ("GMWB") Riders work. Please see the separate sections on each Rider for additional details on defined terms.


AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:



     - the Covered Person attains age 59 under an Income Plus for Life (Quarterly Step-up Review) Rider: or



     - the younger Covered Person attains age 59 under an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider.


AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.


AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95 under each of the GMWB Riders except Income Plus for Life-Joint Life (Quarterly Step-up Review), where it means the older Owner attains age 95.



BENEFIT BASE means a value we use to determine the Lifetime Income Amount with the Income Plus for Life (Quarterly Step-up Review) and Income Plus for Life - Joint Life (Quarterly Step-up Review) Riders; please refer to the separate sections on those Riders.


BONUS OR LIFETIME INCOME BONUS, means an increase in the Benefit Base at the end of each Contract Year during one or more "Lifetime Income Bonus Periods." In certain marketing materials, the Bonus may be referred to as the "Deferral Credit." These terms are further defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.


BONUS PERIOD (applicable to all GMWB Riders except Principal Returns) or LIFETIME INCOME BONUS PERIOD (applicable only to Income Plus for Life (Quarterly Step-up Review) Series Riders) means:


     -    initially, the first 10 Contract Years;

     -    each time a Step-up occurs, the Bonus Period extends to the lesser of:
          (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

COVERED PERSON is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

EXCESS WITHDRAWAL is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

FIRST YEAR PURCHASE PAYMENTS applies only to Principal Returns; please refer to the separate section on that Rider.

GUARANTEED WITHDRAWAL BALANCE (for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns) means generally the total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period. For details applicable to each of these Riders, please refer to the separate Rider sections.

GUARANTEED WITHDRAWAL AMOUNT (for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted. For details applicable to each of these Riders, please refer to the separate Rider sections.

LIFETIME INCOME AMOUNT (for all GMWB Riders except Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). For details applicable to each of these Riders, please refer to the separate Rider sections.

LIFETIME INCOME DATE (for all GMWB Riders except Principal Returns) means generally the date on which we determine the Life Income Amount. For details applicable to each of these Riders, please refer to the separate Rider sections.

RESET means a reduction in GMWB values due to Excess Withdrawals. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.

STEP-UP means an increase in GMWB values. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.


STEP-UP DATE means the date on which we determine whether a Step-up could occur.


OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS


Each of our guaranteed minimum withdrawal benefit Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders (except Principal Returns) will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:



     - by a Bonus or "Target Amount" adjustment (see "Target Amount" on page 48 for Income Plus for Life (Quarterly Step-up Review) and page 52 for Income Plus for Life - Joint Life (Quarterly Step-up Review)) if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;


     - as a result of a Step-up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or

     -    if you make an Additional Purchase Payment up to specified limits.

Our Principal Returns Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years (see "Principal Returns" below).


Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amount permitted under the terms of the rider you select, however, we may reduce the guaranteed minimum amount. For the Principal Returns Rider, if you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.

Availability


You may only elect a guaranteed minimum withdrawal benefit Rider at the time you purchase a Contract, and only provided:

     - the Rider is available for sale in the state where the Contract was sold;

     - you limit your investment of Purchase Payments and Contract Value to the Investment Options we make available with the Rider; and

     - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider.

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.


AGE RESTRICTIONS. You, or both you and your spouse (who must also qualify as a Covered Person) in the case of Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider) must not be age 81 or older to purchase a Rider.


ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for another optional guaranteed minimum withdrawal benefit Rider after you purchase a Contract. Please see Appendix E - "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.


We provide no assurance that you will be able to exchange a Rider for an Income Plus for Life - Joint Life (Quarterly Step-up Review) or Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider in any state. You should purchase a Contract with a guaranteed minimum withdrawal benefit Rider only if that Rider is appropriate for your needs and financial circumstances.


Purchase Payments

RESTRICTIONS ON CONTRACTS WITH GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If you purchase a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit additional Purchase Payments during a Rider's "Settlement Phase" (see "Settlement Phase" in each separate GMWB Rider section below). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

     - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor prior to electing a guaranteed minimum withdrawal benefit Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.


IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT (Applicable to Income Plus for Life (Quarterly Step-up Review) and Income Plus for Life - Joint Life (Quarterly Step-up Review)). Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.


On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:

     - The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over

     - Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest:

          -    date of a Purchase Payment that we applied to the Benefit Base,


          -    date of a reduction in the Benefit Base, or


          -    effective date of a Step-up.

Examples 1d and 2d in "Appendix B: Guaranteed Minimum Withdrawal Benefit Examples" illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.

In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:


     - (for Income Plus for Life (Quarterly Step-up Review)) 5% of the Benefit Base in effect immediately after the Purchase Payment; or



     - (for Income Plus for Life - Joint Life (Quarterly Step-up Review)) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.


We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.

IMPACT ON GUARANTEED WITHDRAWAL BALANCE, GUARANTEED WITHDRAWAL AMOUNT AND LIFETIME INCOME AMOUNT (applicable to Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up). We will increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

     - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

In the case of the Lifetime Income Amount, to equal the lesser of:

     - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Lifetime Income Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We will not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Rider Fees


We charge an additional fee on each Contract Anniversary for a guaranteed minimum withdrawal benefit Rider, and reserve the right to increase the fee on the effective date of each Step-up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:


     -    on the date we determine the death benefit;

     - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

     -    on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the "Settlement Phase" or after the Annuity Commencement Date once an Annuity Option begins.


FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The current fee is equal to 0.75% of the "Adjusted Benefit Base" for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus for Life (Quarterly Step-up Review) or Income Plus for Life - Joint Life (Quarterly Step-up Review) (issued outside of New York) fee on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.



Additional Information about Rider Fees for the Income Plus for Life (Quarterly Step-up Review) Series. If we decide to increase the rate of a Rider fee at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up. If you decline a scheduled Step-up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-up within 30 days of subsequent Step-up Dates. If you decide to Step-up a guaranteed amount at that time, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.


FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The fee is equal to 0.60% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Returns fee on the effective date of each Step-up. In such a situation, the Principal Returns fee will never exceed 0.95%.

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our guaranteed minimum withdrawal benefit Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:

     -    you will have the flexibility to start and stop withdrawals;

     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and

     -    you reduce the Contract Value available for annuitization.

When you annuitize:

     - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);

     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

     -    you will no longer have access to the Contract Value; and

     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

Tax Considerations

See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

If you elect to purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchase any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:

     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

     (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals" on page 28). We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

Available Individual Investment Options

If you purchase a Contract with any of our currently offered guaranteed minimum withdrawal benefit Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

     -    American Asset Allocation Trust

     -    American Fundamental Holdings Trust

     -    American Global Diversification Trust

     -    Franklin Templeton Founding Allocation Trust

     -    Lifestyle Growth Trust (not available with Principal Returns)

     -    Lifestyle Balanced Trust

     -    Lifestyle Moderate Trust

     -    Lifestyle Conservative Trust

     -    Index Allocation Trust

     -    Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

Available Model Allocations

You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The currently available Model Allocations are:

                                     MODEL
                                  ALLOCATION
MODEL ALLOCATION NAME             PERCENTAGE                 PORTFOLIO NAME
---------------------             ----------   ------------------------------------------
American Global Diversification       50%      American Global Growth Trust
                                      20%      American Bond Trust
                                      15%      American Global Small Capitalization Trust
                                      10%      American High-Income Bond Trust
                                       5%      American New World Trust

Fundamental Holdings of America       35%      American Bond Trust
                                      25%      American Growth-Income Trust
                                      25%      American Growth Trust
                                      15%      American International Trust

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.


INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES



Income Plus for Life (Quarterly Step-up Review) Series Definitions



Unless specified otherwise, the following definitions apply to both the Income Plus for Life (Quarterly Step-up Review) and Income Plus for Life - Joint Life (Quarterly Step-up Review) Riders:



AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:



     - the Covered Person attains age 59 under an Income Plus for Life (Quarterly Step-up Review) Rider: or



     - the younger Covered Person attains age 59 under an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider.


AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:


     - the Covered Person attains age 95 under Income Plus for Life (Quarterly Step-up Review); or



     - the older Owner attains age 95 under Income Plus for Life-Joint Life (Quarterly Step-up Review).


BENEFIT BASE means:

     -    a value we use to determine the Lifetime Income Amount.


     - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.



     - If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value at the time of purchase.



     - We may reduce the Benefit Base to reflect withdrawals, and increase the Benefit Base to reflect "Step-ups," "Bonuses," a "Target Amount" adjustment and Additional Purchase Payments as provided in the Rider.


     -    The maximum Benefit Base is $5 million.


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


Any reduction or increase to the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount. We may reduce the Benefit Base to reflect withdrawals either on a dollar for dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Impact of Withdrawals" in this section for more information.



BONUS or LIFETIME INCOME BONUS means an increase in the Benefit Base on each Contract Anniversary during one or more "Bonus Periods" if you take no withdrawals during the immediately preceding Contract Year. For these purposes, the initial Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Bonus. The Bonus will be equal to:



     - 7% of total Purchase Payments to your Contract if we did not previously Step-up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise



     - 7% of the Benefit Base immediately after the latest Step-up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.



For Contracts issued in New York, the Bonus will be equal to:



     - 6% of total Purchase Payments to your Contract through the Contract Anniversary after you turn 61, then 7% thereafter, if we did not previously Step-up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise



     - 6%, through the Contract Anniversary after you turn 61, then 7% thereafter, of the Benefit Base immediately after the latest Step-up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.



     -    If you are age 61 or older at issue, the 7% rate applies immediately.


We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."

BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means:

     -    Initially, the first 10 Contract Years;

     -    Each time a Step-up occurs, the Bonus Period extends to the lesser of:
          (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

COVERED PERSON means (for Income Plus for Life (Quarterly Step-up Review)):

     - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

     - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.


COVERED PERSON means (for Income Plus for Life - Joint Life (Quarterly Step-up Review)):


     - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.

     - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.


     (For Income Plus for Life - Joint Life (Quarterly Step-up Review) Non-Qualified Contracts):


          -    both the spouses must be named as co-Owners of the Contract; or

          - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.


     (For Income Plus for Life - Joint Life (Quarterly Step-up Review) Qualified Contracts):


          - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

          -    the Owner's spouse must be the designated Beneficiary.


A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page __ for additional information on the impact of divorce.)

EXCESS WITHDRAWAL means:


     -    Any withdrawal you take before the Lifetime Income Date; and



     - Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.


LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:


     - (for Income Plus for Life (Quarterly Step-up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



     - (for Income Plus for Life - Joint Life (Quarterly Step-up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.



The Lifetime Income Amount differs between an Income Plus for Life (Quarterly Step-up Review) and an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider. That's because we determine the Lifetime Income Amount as a percentage of the Benefit Base, and the percentage differs between an Income Plus for Life (Quarterly Step-up Review) Rider (5.0%) and an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider (4.75%). Please read "Calculation of Lifetime Income Amount" for more information. The maximum Lifetime Income Amount is $[250,000] for an Income Plus for Life (Quarterly Step-up Review) Rider and $[235,000] for an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider. We calculate a lower Lifetime Income Amount under the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.



We may reduce the Lifetime Income Amount to reflect withdrawals, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.


Any reduction or increase in the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount.

LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:


     - (for Income Plus for Life (Quarterly Step-up Review)) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Anniversary Date on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).



     - (for Income Plus for Life - Joint Life (Quarterly Step-up Review)) both you and your spouse are age 58 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Anniversary Date on, or immediately following, the date the younger spouse would attain age 58 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)


RESET means a reduction of the Benefit Base if you take Excess Withdrawals.

STEP-UP means an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Income Plus for Life (Quarterly Step-up Review)


The Income Plus for Life (Quarterly Step-up Review) Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. The Lifetime Income Date depends on the age of the Covered Person(s) when you purchase an Income Plus for Life (Quarterly Step-up Review) Series Rider. If you purchase an Income Plus for Life (Quarterly Step-up Review) Rider when the Covered Person is age 58 1/2 (age 61 if issued in New York) or older, the Lifetime Income Date will be the Rider's effective date. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Lifetime Income Date coincides with an Income Plus for Life (Quarterly Step-up Review) Rider's effective date, the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract, assuming you purchase the Rider when you purchase your Contract.. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, we will calculate an initial Lifetime Income Amount on the Lifetime Income Date to equal 5% of the Benefit Base in effect at that time. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life (Quarterly Step-up Review) guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. We also reduce the Benefit Base if you take any withdrawals before the Lifetime Income Date. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page 48). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect investment performance.

The version of the Income Plus for Life (Quarterly Step-up Review) Rider issued in the state of New York (the "NY Income Plus for Life (Quarterly Step-up Review) Rider") includes differences in the following features of the Income Plus for Life (Quarterly Step-up Review) Rider available outside of New York:


     -    Lifetime Income Date;


     -    Lifetime Income Bonuses; and



     -    Rider Fees;


We describe the NY Income Plus for Life (Quarterly Step-up Review) Rider differences in the discussions of these Income Plus for Life (Quarterly Step-up Review) features. We also provide examples to illustrate hypothetical results of Contracts with a NY Income Plus for Life (Quarterly Step-up Review) Rider. In all other respects, the NY Income Plus for Life (Quarterly Step-up Review) Rider is the same as the Income Plus for Life (Quarterly Step-up Review) Rider.


IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program. Please read "Life Expectancy Distribution Program" for additional information on withdrawals under that program.



EXAMPLE: Assume that you purchase a Contract with an Income Plus for Life (Quarterly Step-up Review) Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 times 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 minus $5,625, or $84,375.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider. (See "Settlement Phase" in this section, below.) After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of any withdrawal charges) each Contract Year without affecting the Benefit Base. If your total Withdrawal Amounts during a Contract Year exceed the Lifetime Income Amount, however, we will reduce the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.



After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.



In certain circumstances, we will not reduce the Benefit Base and/or the Lifetime Income Amount, even where a Withdrawal Amount would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section, below).


We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.


The Income Plus for Life (Quarterly Step-up Review) Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life (Quarterly Step-up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase," in this section, below). The Income Plus for Life (Quarterly Step-up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.


We reduce your Contract Value and your death benefit (see "Death Benefit During Accumulation Period" on page ) each time you take a withdrawal.


INCREASES IN THE BENEFIT BASE.  We will increase the Benefit Base:


     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable Step-up to reflect certain increases in Contract
          Value;


     - to an established Target Amount on the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and


     - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 24).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.


LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



     - 7% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise



     - 7% of the Benefit Base immediately after the latest Step-up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.



For Contracts issued in New York, the Bonus will be equal to:



     - 6% of total Purchase Payments to your Contract through the Contract Anniversary after you turn 61, then 7% thereafter, if we did not previously Step-up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise



     - 6%, through the Contract Anniversary after you turn 61, then 7% thereafter, of the Benefit Base immediately after the latest Step-up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.



     -    If you are age 61 or older at issue, the 7% rate applies immediately.


We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.


In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."


Step-ups will increase the Benefit Base and the Lifetime Income Amount.


STEP-UPS. We schedule "Step-up Dates" under each of the Income Plus for Life (Quarterly Step-up Review) Series Riders to compare Contract Value to certain guaranteed amounts under the Rider. Step-up Dates occur only when the Rider is in effect. We schedule Step-up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



On each Step-up Date, we compare the Benefit Base (including any applicable Bonus) to:



     -    the Contract Value on that date; and



     - the "Adjusted Step-up Value" for each "Interim Review Date" during the immediately preceding Contract Year.



If the Contract Value or any such "Adjusted Step-up Value" (defined in the following section) on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the greater of:



     -    the Contract Value on the Anniversary Date; or



     - the highest "Adjusted Step-up Value" for any "Interim Review Date," during the immediately preceding Contract Year.

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up.



INTERIM REVIEW DATES AND ADJUSTED STEP-UP VALUES. Under each of our Income Plus for Life (Quarterly Step-up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to the Age 95 Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."



If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative "Step-up Value" for that date. We reduce each tentative Step-up Value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-up Value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-up Values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-up Value"), for that Contract Year and select the highest Adjusted Step-up Value. If the highest Adjusted Step-up Value is higher than your Benefit Base on the Anniversary Date, we will increase the Benefit Base to equal the highest Adjusted Step-up Value.



EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.


Under these assumptions, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. If you purchased an Income Plus for Life (Quarterly Step-up Review) Rider, we would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.


IMPACT OF STEP-UPS ON RIDER FEES. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus for Life (Quarterly Step-up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Rider Fees" on page __). If you decline the Step-up, the fee rate will not be increased.



IMPACT OF STEP-UPS ON LIFETIME INCOME BONUS. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from effective date of the Step-up Date or the Age 95 Contract Anniversary.


DECLINATION OF STEP-UPS. If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.


     - TARGET AMOUNT. We will reduce the "Target Amount" if you take any withdrawals under your Contract from the effective date of the Income Plus for Life (Quarterly Step-up Review) Rider until the applicable "Target Date." We will increase the "Target Amount" to reflect additional Purchase Payments during that period and, in some cases, we will also increase the "Target Amount" to reflect favorable investment performance.


For these purposes, the "Target Date" is the later of:


     - the 10th Contract Anniversary after the effective date of the Income Plus for Life (Quarterly Step-up Review) Rider; or



     - the Contract Anniversary on or next following the date the Covered Person attains age 69 and as long as that Covered Person is alive on such Contract Anniversary Date.



The "Target Amount" is the greater of:



     - 200% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make until the Target Date (subject to our Purchase Payment limits); or



     -    the highest "Target Value."



In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



"Adjusted Purchase Payments," for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a "pro rata" basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.


We calculate a "Target Value" for each Contract Year up to the Age 59 Contract Anniversary. "Target Value," for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.



On the applicable Target Date, we will adjust the Benefit Base to equal the greater of:



     - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or



     -    the Target Amount.



EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:



     -    (200% x $100,000) + (100% x $25,000) = $225,000; or



     -    200% x $140,000 = $280,000



The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.


LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuity Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life (Quarterly Step-up Review), withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.


We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life (Quarterly Step-up Review).



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 58 1/2 (age 61 for NY Income Plus for Life (Quarterly Step-up Review) Riders) and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. On or after the Lifetime Income Date, we will not, however, reduce your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life

(Quarterly Step-up Review)'s "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life (Quarterly Step-up Review) Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life (Quarterly Step-up Review) benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.


At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.


     - If you purchased the Income Plus for Life (Quarterly Step-up Review) Rider before the Covered Person attained age 58 1/2 (age 61 for NY Income Plus for Life (Quarterly Step-up Review) Riders), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).


     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.


IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life (Quarterly Step-up Review) will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



                            THEN
IF THE DECEASED OWNER IS:   INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
-------------------------   ------------------------------------------------
1.   Not the Covered        -    may continue if the Beneficiary elects to
     Person and the              continue the Contract within the time we permit
     Beneficiary is the          under our administrative rules. We will
     decedent's spouse           automatically increase the Benefit Base to
                                 equal the initial death benefit we determine,
                                 if the death benefit is greater than the
                                 Benefit Base prior to our determination. We
                                 will also recalculate the Lifetime Income
                                 Amount to equal 5% of the recalculated Benefit
                                 Base and will assess the Rider Fee based on the
                                 recalculated Benefit Base.

                            - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                            -    continues to be eligible for any remaining
                                 Bonus amounts and Step-ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit
                                 Base, if any, to reflect the initial death benefit and any future Step-ups if we increase the rate of the Income Plus for Life (Quarterly
                                 Step-up Review) fee at that time.

2.   Not the deceased       -    may continue in the same manner as 1.
     Covered Person and
     the Beneficiary is     -    enters its Settlement Phase if a subsequent
     not the deceased            withdrawal would deplete the Contract Value to
     Owner's spouse              zero, and the remaining Lifetime Income Amount
                                 for the year of withdrawal is still greater
                                 than zero.

                            - does not continue to be eligible for any Bonus amounts and Step-ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life
                                 (Quarterly Step-up Review) fee at that time.

3.   The Covered Person     -    ends without any further benefit.
     and the
     Beneficiary is the
     deceased Owner's
     spouse

4.   The Covered Person     -    ends without any further benefit.
     and the
     Beneficiary is not
     the deceased
     Owner's spouse

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life (Quarterly Step-up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



TERMINATION. You may not terminate the Income Plus for Life (Quarterly Step-up Review) Rider once it is in effect. However, the Income Plus for Life (Quarterly Step-up Review) Rider will terminate automatically upon the earliest of:


          - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

          -    the date an Annuity Option begins;

          -    the date the Contract Value and the Benefit Base both equal zero;


          -    the death of the Covered Person;



          - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any exchange program that we may make available; or


          -    termination of the Contract.


You should consult with your financial professional to assist you in determining whether an Income Plus for Life (Quarterly Step-up Review) Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life (Quarterly Step-up Review) is suitable for your needs, especially at older ages.



EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Income Plus for Life (Quarterly Step-up Review).


Income Plus for Life - Joint Life (Quarterly Step-up Review)


Three main differences between Income Plus For Life - Joint Life (Quarterly Step-up Review) and Income Plus for Life (Quarterly Step-up Review) are:



          - Income Plus for Life - Joint Life (Quarterly Step-up Review) offers a Lifetime Income Amount of 4.75%, where Income Plus for Life (Quarterly Step-up Review) offers a Lifetime Income Amount of 5%;



          - Income Plus for Life - Joint Life (Quarterly Step-up Review) guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age 58 1/2, where Income Plus for Life (Quarterly Step-up Review) guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 58 1/2;



          - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life (Quarterly Step-up Review) is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life (Quarterly Step-up Review) is based on the Anniversary after the single Covered Person attains age 69.



The Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. The Lifetime Income Date depends on the age of the Covered Persons when you purchase the Rider. If both you and your spouse are age 58 1/2 or older when you purchase the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, the Lifetime Income Date will be the Rider's effective date. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Lifetime Income Date coincides with the Rider's effective date, assuming you purchase the Rider when you purchase your Contract, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, we will calculate an initial Lifetime Income Amount on the Lifetime Income Date to equal 4.75% of the Benefit Base in effect at that time. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life (Quarterly Step-up Review) guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life (Quarterly

Step-up Review) Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life (Quarterly Step-up Review) Rider.



If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses." We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value, or through a "Target Amount" adjustment (see "Target Amount" on page 52).



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program. Please read "Life Expectancy Distribution Program" for additional information on withdrawals under that program.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals in excess of 4.75% of the Benefit Base, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider. (See "Settlement Phase" in this section below.)



After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of any withdrawal charges) each Contract Year without affecting the Benefit Base. If your total Withdrawal Amounts during a Contract Year exceed the Lifetime Income Amount, however, we will reduce the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.



After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



EXAMPLE: Assume that you purchase a Contract outside of New York with an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider when you and your spouse, the Covered Persons under the Rider, are both older than 58 1/2. (Since you are both over age 58 1/2 at the time of purchase, your initial Benefit Base equals your initial Purchase Payment for the Contract, and your initial Lifetime Income Amount is 4.75% of the Benefit Base). Now assume that in the eighth Contract Year:



          -    the Contract Value is $80,000,



          -    the Benefit Base is $100,000,



          -    the Lifetime Income Amount is $4,750,



          -    you take a single $5,000 withdrawal of Contract Value, and



          -    there are no withdrawal charges under your Contract.



Your withdrawal is an Excess Withdrawal because it is in excess of 4.75% of the Benefit Base (i.e., $4,750). Since you have incurred an Excess Withdrawal, we will reduce your Benefit Base. In this case, your Contract Value is reduced by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($100,000 times 0.0625, or $6,250). The Benefit Base after the Excess Withdrawal would be $100,000 minus $6,250, or $93,750. The Lifetime Income Amount after the Excess Withdrawal would be 4.75% of $93,750, or $4,453.



EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.



In certain circumstances, we will not reduce the Benefit Base and/or the Lifetime Income Amount, even where a Withdrawal Amount would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section, below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Income Plus for Life (Quarterly Step-up Review) - Impact of Withdrawals" on page 46.) The Income Plus for Life - Joint Life (Quarterly Step-up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.


We reduce your Contract Value and your death benefit (see "Death Benefit During Accumulation Period" on page) each time you take a withdrawal.





INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

          - by any applicable Bonus if you take no withdrawals during certain Contract Years;

          - by any applicable Step-up to reflect certain increases in Contract Value;


          - to an established "Target Amount" on the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and


          - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 24).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.


LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.


Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

          - 7% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise


          - 7% of the Benefit Base immediately after the latest Step-up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction.


We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.


STEP-UPS. We schedule "Step-up Dates" under each of the Income Plus for Life (Quarterly Step-up Review) Series Riders to compare Contract Value to certain guaranteed amounts under the Rider. Step-up Dates occur only when the Rider is in effect. We schedule Step-up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



On each Step-up Date, we compare the Benefit Base (including any applicable Bonus) to:



          -    the Contract Value on that date; and



          - the "Adjusted Step-up Value" for each "Interim Review Date" during the immediately preceding Contract Year.



If the Contract Value or any such "Adjusted Step-up Value" (defined in the following section) on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the greater of:



          -    the Contract Value on the Anniversary Date; or



          - the highest "Adjusted Step-up Value" for any "Interim Review Date," during the immediately preceding Contract Year.



In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page 41). The new Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up.



INTERIM REVIEW DATES AND ADJUSTED STEP-UP VALUES. Under each of our Income Plus for Life (Quarterly Step-up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to the Age 95 Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative "Step-up Value" for that date. We reduce each tentative Step-up Value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-up Value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-up Values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-up Value"), for that Contract Year and select the highest Adjusted Step-up Value. If the highest Adjusted Step-up Value is higher than your Benefit Base on the Anniversary Date, we will increase the Benefit Base to equal the highest Adjusted Step-up Value.



EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.



Under these assumptions, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. If you purchased an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider, we would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.






IMPACT OF STEP-UPS ON RIDER FEES. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus for Life (Quarterly Step-up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Rider Fees" on page __). If you decline the Step-up, the fee rate will not be increased.



IMPACT OF STEP-UPS ON LIFETIME INCOME BONUS. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



DECLINATION OF STEP-UPS. If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.



TARGET AMOUNT. We will reduce the "Target Amount" if you take withdrawals under your Contract from the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider's effective date until the applicable Target Date. We will increase the "Target Amount" to reflect additional Purchase Payments during that period and, in some cases, we will also increase the "Target Amount" to reflect favorable investment performance.






For these purposes, the "Target Date" is the later of:



          - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider; or


          - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.


The "Target Amount" is the greater of:



          - 200% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make until the Target Date (subject to our Purchase Payment limits); or



          -    the highest "Target Value."



In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



"Adjusted Purchase Payments," for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a "pro rata" basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.



We calculate a "Target Value" for each Contract Year up to the Age 59 Contract Anniversary. "Target Value," for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

On the applicable Target Date, we will adjust the Benefit Base to equal the greater of:



          - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or



          -    the Target Amount.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reducethe Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life (Quarterly Step-up Review) -Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life (Quarterly Step-up Review) will enter its Settlement Phase as described in "Income Plus for Life (Quarterly Step-up Review) -Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life (Quarterly Step-up Review) benefit during the Settlement Phase.


At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

          - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.


          - If you purchased the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider before the younger Covered Person attained age 58 1/2, and the- Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).


          - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.


IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life (Quarterly Step-up Review) will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.



If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased "Owner" and a tax qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups).



If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider fee (See "Fee for Income Plus for Life (Quarterly Step-up Review) Series Riders" on page 41). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.


If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.


Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.


Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Persons" above). If that happens and:

          - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

          - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.


Death Benefits during the Settlement Phase. If death occurs during an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



TERMINATION. The Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider terminates in accordance with the "Income Plus for Life (Quarterly Step-up Review) -Termination" section, above.



You should consult with your representative to assist you in determining whether the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider.



EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider.



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

PRINCIPAL PLUS FOR LIFE SERIES

Principal Plus for Life Series Definitions

The following definitions apply to both the Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders:

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95.

BONUS means an increase in the Guaranteed Withdrawal Balance at the end of each Contract Year during the Rider's Bonus Period if you take no withdrawals during that Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."

BONUS PERIOD means, for the initial Bonus Period, the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of:
(a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

COVERED PERSON means:

          - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

          - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above.

EXCESS WITHDRAWAL means any withdrawal you take that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount, or causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount.

GUARANTEED WITHDRAWAL BALANCE means:

          - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.

          - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.

          - We adjust the Guaranteed Withdrawal Balance to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.

          - The maximum Guaranteed Withdrawal Balance at any time is $5 million.

GUARANTEED WITHDRAWAL AMOUNT means:

          - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted;

          - the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance;

          -    the maximum Guaranteed Withdrawal Amount at any time is $250,000.

LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses and Additional Purchase Payments as provided in the Rider.

LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if you are age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.

RESET means a reduction of the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount.

STEP-UP means an increase in the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount on certain Contract Anniversary dates to reflect market performance that exceeds previously calculated benefits.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Principal Plus for Life

The optional Principal Plus for Life Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, this Rider guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the Guaranteed Withdrawal Balance is depleted to zero.

In addition, we designed the Principal Plus for Life Rider to permit you to withdraw a minimum annual amount, called the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you take a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:

          -    the Contract Value immediately after the withdrawal; or

          - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value. After the Lifetime Income Date, we also will recalculate the Lifetime Income Amount if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal or (b) 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. Similarly, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less that or equal to the Lifetime Income Amount. If you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Guaranteed Withdrawal Balance value) your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

The Principal Plus for Life benefit enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus for Life benefit terminates if the Contract Value, Guaranteed Withdrawal Balance and Lifetime Income Amount immediately after a withdrawal are all equal to zero (see "Fee for Principal Plus for Life" on page 41, and "Termination" sections below.)

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

          - by any applicable Bonus if you take no withdrawals during certain Contract Years;

          - by any applicable Step-up to reflect certain increases in Contract Value; and

          - to reflect Additional Purchase Payments (see "Purchase Payments" above).


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

Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during Principal Plus for Life's Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or
(b) the Age 95 Contract Anniversary.

Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:

          - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise

          - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.

Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount. The Guaranteed Withdrawal Amount will equal the greater of Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. The Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance (including any Bonus) on that date, we will automatically Step-up the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider Fee (see "Fee for Principal Plus for Life"). The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Principal Plus for Life"). If you decline the Step-up, the fee rate will not be increased.

The Step-up Dates occur only while the Principal Plus for Life Benefit is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. (In Oregon, we limit the duration of Step-up Dates to a maximum of 50 Contract Years.)

If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic Step-ups.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuity Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of Principal Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

          - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

          - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

          - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Principal Plus for Life.


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

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, Reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable and all withdrawals during that year were under our Life Expectancy Distribution program.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Principal Plus for Life's "Settlement Phase." The Settlement Phase begins if total withdrawals during the Contract Year, are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero. During this phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments and we will not deduct any charge for the Principal Plus for Life benefit during the Settlement Phase.

At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies:

          - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount (see "Impact of Withdrawals").

          - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero (see "Life Expectancy Distribution Program"). After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

          - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase. If the Covered Person is alive when the Guaranteed Withdrawal Balance is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.

          - After the Life Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount (see "Impact of Withdrawals" above). We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED           THEN
OWNER IS:                 PRINCIPAL PLUS FOR LIFE:
---------------           ------------------------
1.   The Covered Person   -   Does not continue with respect to the Lifetime
     and the                  Income Amount, but continues with respect to the
     Beneficiary is the       Guaranteed Withdrawal Amount if the death benefit
     decedent's spouse        or the Guaranteed Withdrawal Balance is greater
                              than zero. We will automatically Step-up the
                              Guaranteed Withdrawal Balance to equal the initial
                              death benefit we determine, if greater than the
                              Guaranteed Withdrawal Balance prior to the death
                              benefit.

IF THE DECEASED           THEN
OWNER IS:                 PRINCIPAL PLUS FOR LIFE:
---------------           ------------------------
                          -   Enters the Settlement Phase if a withdrawal would
                              deplete the Contract Value to zero, and the
                              Guaranteed Withdrawal Balance is still greater
                              than zero.

                          - Continues to impose the Principal Plus for Life fee.

                          - Continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-up, if any, and any future Step-ups if we increase the rate of the Principal Plus for Life fee at that time.

2.   The deceased         -   Continues in the same manner as 1, except that
     Covered Person and       Principal Plus for Life does not continue to be
     the Beneficiary is       eligible for any remaining Bonuses and Step-ups,
     not the deceased         other than the initial Step-up of the Guaranteed
     Owner's spouse           Withdrawal Balance to equal the death benefit, if
                              greater than the Guaranteed Withdrawal Balance
                              prior to the death benefit. We will permit the
                              Beneficiary to opt out of the initial death
                              benefit Step-up, if any, if we increase the rate
                              of the Principal Plus for Life fee at that time.

3.   Not the Covered      -   Continues in the same manner as 1, except that
     Person and the           Principal Plus for Life continues with respect to
     Beneficiary is the       the Lifetime Income Amount for the Beneficiary. If
     deceased Owner's         the Lifetime Income Amount has not been determined
     spouse                   prior to the payment of any portion of the death
                              benefit, we will determine the initial Lifetime
                              Income Amount on an anniversary of the date we
                              determine the death benefit after the Covered
                              Person has reached the Lifetime Income Date.

4.   Not the Covered      -   Continues in the same manner as 1, except that
     Person and the           Principal Plus for Life continues with respect to
     Beneficiary is not       the Lifetime Income Amount for the Beneficiary. If
     the deceased             the Lifetime Income Amount has not been determined
     Owner's spouse           prior to the payment of any portion of the death
                              benefit, we will determine the initial Lifetime
                              Income Amount on an anniversary of the date we
                              determine the death benefit after the Covered
                              Person has reached the Lifetime Income Date.

                          - In this case, Principal Plus for Life does not continue to be eligible for any remaining Bonuses and Step-ups, other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed
                              Withdrawal Balance prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate the Principal Plus for Life Rider once it is in effect. However, Principal Plus for Life will terminate automatically upon the earliest of:

          - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

          -    the date an Annuity Option under the Contract begins;

          - the date the Contract Value, the Guaranteed Withdrawal Balance and the Lifetime Income Amount all equal zero; or

          -    termination of the Contract.


The addition of Principal Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Principal Plus for Life limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Principal Plus for Life is suitable for your needs, especially at older ages.


EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Principal Plus for Life.


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Principal Plus for Life Plus Automatic Annual Step-up

This version of the Principal Plus for Life optional benefit Rider is the same as the standard Principal Plus for Life optional benefit Rider, except that it provides annual "Step-up Dates" and we charge a different fee (see "Rider Fees," above). Please refer to the description of Principal Plus for Life, above, for a general overview of this Rider.

IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.


If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.


INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

          - by any applicable Bonus if you take no withdrawals during certain Contract Years;

          - by any applicable Step-up to reflect certain increases in Contract Value; and

          - to reflect Additional Purchase Payments (see "Purchase Payments" in the section entitled "Description of the Contract" - Accumulation Period Provisions").

BONUSES. Please refer to the description of "Principal Plus for Life - Bonuses" above for information on Bonus qualification and effect.

STEP-UPS. If you elect this Rider, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance (including any Bonus) to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary up to and including the Age 95 Contract Anniversary while the Rider is in effect, provided the Contract Value is greater than the Guaranteed Withdrawal Balance on that date (and provided you have not chosen to decline the Step-up as described under "Principal Plus for Life - Step-ups"). (In Oregon, we limit the maximum duration of Step-up Dates to 50 years.)

Each time we apply a Step-up, we will also recalculate the Guarantee Withdrawal Amount and the Lifetime Income Amount as described under "Principal Plus for Life - Step-ups." We also reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-up Rider fee up to a maximum rate of 1.20% of the Adjusted Guaranteed Withdrawal Balance. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased. If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent annual Step-up dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic annual Step-ups.

We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20% of the Adjusted Guaranteed Withdrawal Balance.


You should consult with your representative to assist you in determining whether the Principal Plus for Life Plus Automatic Annual Step-up Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and there is no assurance that your Contract Value will be sufficient on any Step-up date to receive an increase (Step-up) in the guarantees we provide under the Rider. The amount that may be provided by more frequent Step-up dates under the Principal Plus for Life Plus Automatic Annual Step-up Rider, may, over time, be more than offset by the additional fees and charges associated with this Rider compared to the Principal Plus for Life Rider. Furthermore, similar to Principal Plus for Life, this Rider limits the Investment Options otherwise available under the Contract, requires the Covered Person to reach the Lifetime Income Date and remain living for you to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors which are outlined in the Prospectus before purchasing a Principal Plus for Life Plus Automatic Annual Step-up Rider.


EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Principal Plus for Life Plus Automatic Annual Step-up.


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PRINCIPAL RETURNS

Principal Returns Definitions

The following definitions apply to the Principal Returns Rider:

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 95.

FIRST YEAR PURCHASE PAYMENTS means the amount you pay for your Contract from the date the Rider goes into effect until the next Contract Anniversary.

GUARANTEED WITHDRAWAL BALANCE means:

          - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.

          - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.

          - The maximum Guaranteed Withdrawal Balance at any time is $5 million.

GUARANTEED WITHDRAWAL AMOUNT means:

          - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted.

          - The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance.

          -    The maximum Guaranteed Withdrawal Amount at any time is $400,000.

RESET means a reduction of the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount.

STEP-UP means an increase in the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount on certain anniversary dates to reflect market performance that exceeds previously calculated benefits. We use the term "withdrawal" to refer to amounts withdrawn, including any applicable withdrawal charges.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Description of the Principal Returns Rider

The optional Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may Reset the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.

IMPACT OF PURCHASE PAYMENTS AND RESTRICTIONS ON PURCHASE PAYMENTS. We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and (unless the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment) increase it to equal the lesser of:

          - 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

          - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Purchase Payment.

Impact on Accumulation Benefit of Additional Purchase Payments during Contract Years Two through Ten. The Accumulation Benefit compares (a) your First Year Purchase Payments up to $5 million to (b) your Contract Value at the end of the first 10 Contract Years plus all fees paid for the Principal Returns Rider during that period. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the period will reflect these investments. Therefore, these Additional Purchase Payments reduce your ability to recover investment losses, if any, on your First Year Purchase Payments through the Accumulation Benefit.


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Please see "Accumulation Benefit" below for further details about this feature.

Restrictions on Purchase Payments for Contracts with the Principal Returns Rider. If you purchase the Principal Returns Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during the Rider's "Settlement Phase." Other limitations on Additional Purchase Payments may vary by state.

Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract other than in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase
Payments:

          - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

          - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you become Age 65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

          - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

          - we will not accept any Purchase Payment after the Owner becomes age 81.

You should consult with a qualified tax advisor regarding your Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal of additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:

          -    the Contract Value immediately after the withdrawal; or

          - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

          -    the Guaranteed Withdrawal Amount prior to the withdrawal; or

          - 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance and/or Guaranteed Withdrawal Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

The Principal Returns Rider enters a "Settlement Phase" if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero (see "Settlement Phase" below). The Principal Returns Rider benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (see "Rider Fees" and "Termination").

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset (i.e., reduce) the Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount by amounts that


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exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuity Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of the Principal Returns Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

          - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

          - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

          - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing a Principal Returns Rider.

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not make any further withdrawals under the program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero.

Withdrawals under the Life Expectancy Distribution program during your life expectancy (or joint life expectancy) will not be treated as a withdrawal in excess of the permitted Guaranteed Withdrawal Amount. This means that we will not Reset your Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if a withdrawal under the program causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for an Accumulation Benefit at your 10th Contract Anniversary.

INCREASES IN GUARANTEED AMOUNTS UNDER THE PRINCIPAL RETURNS RIDER. We will increase the Guaranteed Withdrawal Balance:

          - to reflect Additional Purchase Payments (see "Impact of Purchase Payments and Restrictions on Purchase Payments" above); and

          - by any applicable Step-up to reflect certain increases in Contract Value.

We will increase your Contract Value at the end of the first 10 Contract Years if:

          -    the Principal Returns Rider is in effect at that time; and

          -    you did not make any withdrawals during the first 10 Contract
               Years.

We describe how we calculate and apply the increase in the "Accumulation Benefit" paragraph, below.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount

Step-ups. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance on that date, we will recalculate the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we recalculate a Step-up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Guaranteed Withdrawal Balance.

The Step-up Dates occur only while the Principal Returns Rider is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. On a Step-up Date, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value.


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We reserve the right to increase the rate of the fee on any Step-up Date, up to a maximum rate of .95%. Even if we do not increase the rate of the fee, however, each time a Step-up goes into effect the dollar amount of the Rider fee will increase to reflect the stepped-up Guaranteed Withdrawal Balance value. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up (see "Rider Fees").

If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance at that time, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.

Accumulation Benefit. When you purchase the Principal Returns Rider, we guarantee that, as long as you take no withdrawals during the first 10 Contract Years, your Contract Value at the end of this period will equal the greater of
(a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and add it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You should consider your liquidity needs during the first 10 Contract Years before purchasing a Principal Returns Rider. You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

SETTLEMENT PHASE. We automatically make settlement payments during the "Settlement Phase" under the Principal Returns Rider. The Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero.

At the beginning of the Principal Returns Rider's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program" above). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.

Impact of Death Benefits If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.


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Continuation of the Principal Returns Rider. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

          - Continues if the Guaranteed Withdrawal Balance is greater than zero.

          - Steps-up the Guaranteed Withdrawal Balance to equal the death benefit if the death benefit on the date of determination is greater than the Guaranteed Withdrawal Balance.

          - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may Reset the Guaranteed Withdrawal Balance and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

          -    Continues to impose the Rider fee.

          - Continues to be eligible for any remaining Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-up Dates will also be measured beginning from the death benefit determination date.

          - Ends any remaining Step-ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine an Adjusted Guaranteed Withdrawal Balance and the annual Rider fee based on the date we determine the death benefit and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

ADDITIONAL ANNUITY OPTION FOR CONTRACTS WITH A PRINCIPAL RETURNS RIDER. Please see "Pay-Out Period Provisions" on page 31 for a description of Annuity Options available under a Contract.

TAX CONSIDERATIONS. Please see "VIII. Federal Tax Matters" on page 70 for information on tax considerations related to optional benefit Riders.

TERMINATION. You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates, automatically, however, upon the earliest of:

          - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

          - the date the Guaranteed Withdrawal Balance and the Contract Value both deplete to zero; or

          -    the date an Annuity Option under the Contract begins; or

          - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any upgrade program that we may make available in the future; or

          -    termination of the Contract.

We impose an additional annual fee for the Principal Returns Rider. Furthermore, the Rider limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.

EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Principal Returns.

ANNUAL STEP DEATH BENEFIT

You may elect the optional Annual Step Death Benefit:

          - for an additional charge of 0.20% of the value of the Variable Investment Options; and

          - as long as the oldest Owner of a Contract is not age 80 or older at the time of purchase. (We impose this restriction because the Annual Step Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider.)


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Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step Death Benefit is the greater of:

          - the death benefit described under "Death Benefit During Accumulation Period"; or

          -    the Annual Step Death Benefit.

The Annual Step Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the Contract Anniversary, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) times (b) where:

          a) is equal to the optional Annual Step Death Benefit prior to the withdrawal; and

          b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step Death Benefit. In determination of the optional Annual Step Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step Death Benefit

The Optional Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Optional Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step Death Benefit) as the new Owner.

Annual Step Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account for the Annual Step Death Benefit.

Qualified Plans

If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step Death Benefit) may have on your plan (see Appendix B: "Guaranteed Minimum Withdrawal Benefit Riders Examples"). Please consult your tax advisor.

The addition of the Annual Step Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will result in an increased death benefit.


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

                           VII. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see "VI. Optional Benefits."

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 7 complete Contract Years. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) certain other "free withdrawal amounts" described below or iii) Purchase Payments that have been in the Contract more than 7 complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested.

We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free withdrawal amount for that year is the greater of:

          - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

          - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

                           MAXIMUM WITHDRAWAL CHARGE*
                     (as a percentage of Purchase Payments)

               JOHN HANCOCK USA
                JOHN HANCOCK NY
               ----------------
First Year            6%
Second Year           6%
Third Year            5%
Fourth Year           5%
Fifth Year            4%
Sixth Year            3%
Seventh Year          2%
Eighth Year           0%
Thereafter            0%

* The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A to this Prospectus.

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

          - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person;

          -    the confinement began at least one year after the Contract Date;

          -    confinement was prescribed by a "Physician";

          - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

          - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").

ANNUAL CONTRACT FEE

We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and us in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the Contract Value. If the entire Contract is withdrawn on a day other than the last day of any Contract Year, the $30 administration fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.

ASSET-BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks. We do not assess asset-based charges against Fixed Investment Options.


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

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option on an annual basis deducted from each Sub-Account to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period" on page 29). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge an amount equal to 1.00% of the value of the Variable Investment Options on an annual basis for the first 7 Contract Years and 0.85% thereafter. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

          - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

          - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

          - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

          - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

          - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

          - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, or of any of our affiliates, or of the John Hancock Trust. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your broker-dealer.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                         PREMIUM TAX RATE(1)
STATE OR    ---------------------------------------------
TERRITORY   QUALIFIED CONTRACTS   NON-QUALIFIED CONTRACTS
---------   -------------------   -----------------------
CA                 0.50%                  2.35%
GUAM               4.00%                  4.00%
ME(2)              0.00%                  2.00%
NV                 0.00%                  3.50%
PR                 1.00%                  1.00%
SD(2)              0.00%                  1.25%(3)
WV                 1.00%                  1.00%
WY                 0.00%                  1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.

                            VIII. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT --FEDERAL, STATE, OR LOCAL-- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser for information on any optional benefit Riders.

When you take a withdrawal under a Non-Qualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider, using the Contract Value. See "VI. Optional Benefits" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.


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

NON-QUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-Qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year are treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

          - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

          - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

          - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

          - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

          - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

          - received on or after the date on which the Contract Owner reaches age 59 1/2;

          - attributable to the Contract Owner becoming disabled (as defined in the tax law);

          - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;

          - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

          -    made under a single-premium immediate annuity contract; or

          - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts

IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISER BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses


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

incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)

The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix C of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

          - received on or after the date on which the Contract Owner reaches age 59 1/2;

          - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

          - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 or the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may make a distribution:

          - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

          - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

          - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or

          - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, take the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in
Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000 and (ii) you are not a married tax payer filing a separate return. This type of rollover is taxable.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.


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

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. A direct transfer to a Roth IRA, however, will be treated as an eligible rollover distribution that may be subject to withholding (see "Conversions and Rollovers to Roth IRAs," below).

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

          -    you have adjusted gross income over $100,000; or

          -    you are a married tax payer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Loans

We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a guaranteed minimum withdrawal benefit Rider.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax adviser regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.


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

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.


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                               IX. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

(for Contracts issued by John Hancock USA)

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

          - termination of employment in the Texas public institutions of higher education;

          -    retirement;

          -    death; or

          -    the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund-of-fund's (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7.00% of Purchase Payments. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the


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

amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2007, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Selling broker dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable NASD rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees, or other obligations.


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            APPENDIX A: Examples of Calculation of Withdrawal Charge

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

EXAMPLE 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

          a) First we will calculate the free withdrawal amount, which equals the greater of 10% of all Purchase Payments = .10 x ($30,000 + $20,000) = $5,000, or Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000

          b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $60,000 - $10,000 = $50,000

          c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract

The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500

The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $20,000 = $1,200

The total withdrawal charge is $1,500 + $1,200 = $2,700

EXAMPLE 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

          a) First we will calculate the free withdrawal amount, which equals the greater of 10% of all Purchase Payments = .10 x ($30,000 + $20,000) = $5,000, or Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $- 15,000

          b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $5,000 = $45,000

          c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Payment has been in the contract

The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500

The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $15,000 = $900

The total withdrawal charge is $1,500 + $900 = $2,400

EXAMPLE 3. If you take a partial withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:

          a) First we will calculate the free withdrawal amount for the partial withdrawal, which equals the greater of 10% of all Purchase Payments = .10 x ($30,000 + $20,000) = $5,000, or Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000

          b) Since the partial withdrawal is equal to the free withdrawal amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

          c) When the contract is surrendered, we will calculate the free withdrawal amount for the surrender, which equals the greater of 10% of all Purchase Payments reduced by prior withdrawals during the year = .10 x ($30,000 + $20,000) - $5,000 = $0, or Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = $- 1,000

          d) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $0 = $50,000

          e) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the contract

The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500

The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $20,000 = $1,200

The total withdrawal charge is $1,500 + $1,200 = $2,700

           APPENDIX B: Guaranteed Minimum Withdrawal Benefit Examples

EXAMPLES 1A, 1B, 1C AND 1D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 1A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS.

ALL STATES EXCLUDING NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                PURCHASE   LIFETIME INCOME   WITHDRAWAL             BENEFIT BASE ON CONTRACT
CONTRACT YEAR   PAYMENTS        AMOUNT         TAKEN       BONUS           ANNIVERSARY
-------------   --------   ---------------   ----------   ------    ------------------------
   At issue     $100,000        N/A             $   0     $    0           $100,000(1)
       1               0        N/A                 0      7,000(2)         107,000(3)
       2               0        N/A                 0      7,000            114,000
       3               0        N/A                 0      7,000            121,000
       4               0        N/A                 0      7,000            128,000
       5               0        N/A                 0      7,000            135,000
       6               0        N/A                 0      7,000            142,000
       7               0        N/A                 0      7,000            149,000
       8               0        N/A                 0      7,000            156,000
       9               0        N/A                 0      7,000            163,000
      10               0        N/A                 0      7,000            170,000
      11               0      $8,500(4)         8,500        0              170,000
      12               0       8,500            8,500        0              170,000
      13               0       8,500            8,500        0              170,000
      14               0       8,500            8,500        0              170,000
      15               0       8,500            8,500        0              170,000
      20               0       8,500            8,500        0              170,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).


(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 58 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $170,000 = $8,500).

NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 51, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                                                                                   BENEFIT BASE ON
                                    LIFETIME INCOME                                    CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS        AMOUNT       WITHDRAWAL TAKEN    BONUS      ANNIVERSARY
-------------   -----------------   ---------------   ----------------   ------    ---------------
   At issue          $100,000            N/A               $    0        $    0      $100,000(1)
       1                    0            N/A                    0         6,000(2)    106,000(3)
       2                    0            N/A                    0         6,000       112,000
       3                    0            N/A                    0         6,000       118,000
       4                    0            N/A                    0         6,000       124,000
       5                    0            N/A                    0         6,000       130,000
       6                    0            N/A                    0         6,000       136,000
       7                    0            N/A                    0         6,000       142,000
       8                    0            N/A                    0         6,000       148,000
       9                    0            N/A                    0         6,000       154,000
      10             $      0            N/A                    0         6,000       160,000
      11                    0          $8,000(4)            8,000             0       160,000
      12                    0           8,000               8,000             0       160,000
      13                    0           8,000               8,000             0       160,000
      14                    0           8,000               8,000             0       160,000
      15                    0           8,000               8,000             0       160,000
      20                    0           8,000               8,000             0       160,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).


(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 58 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000).


EXAMPLE 1B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60 (61 in New
York), an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                                                                             LIFETIME INCOME
                                     BENEFIT BASE     LIFETIME INCOME                      BENEFIT BASE ON     AMOUNT ON
                                    AFTER PURCHASE     AMOUNT AFTER                           CONTRACT          CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS       PAYMENT      PURCHASE PAYMENT   WITHDRAWAL TAKEN     ANNIVERSARY       ANNIVERSARY
-------------   -----------------   --------------   ----------------   ----------------   ---------------   ---------------
  At issue         $100,000           $100,000           $5,000              $   --            $100,000           $5,000
      1              10,000(1)         110,000(1)         5,500(1)            5,500             110,000            5,500
      2              10,000(2)         114,500(2)         5,725(2)            5,725             114,500            5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500) The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 1C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 58 1/2 (61 in New York), no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.


                                                                             HYPOTHETICAL
                                                                          CONTRACT VALUE ON
                                     LIFETIME INCOME                           CONTRACT       BENEFIT BASE ON
                                      AMOUNT AFTER                        ANNIVERSARY PRIOR       CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS   PURCHASE PAYMENT   WITHDRAWAL TAKEN      TO RIDER FEE       ANNIVERSARY
-------------   -----------------   ----------------   ----------------   -----------------   ---------------
   At issue          $100,000           $   --             $   --            $     --           $100,000
      1                     0            5,000              5,000             102,000            102,000(1)
      2                     0            5,100(1)           5,100(1)          103,514            103,514
      3                     0            5,176              5,176             105,020            105,020
      4                     0            5,251              5,251              94,013(2)         105,020(2)
      5                     0            5,251              5,251              78,793            105,020

(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $5,100).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.


EXAMPLE 1D. INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age [60], Additional Payments in years 2, 13 and 15, an excess withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                LIFETIME INCOME
                 AMOUNT BEFORE    PURCHASE                        HYPOTHETICAL                   LIFETIME INCOME
CONTRACT YEAR     TRANSACTION     PAYMENTS    WITHDRAWAL TAKEN   CONTRACT VALUE   BENEFIT BASE        AMOUNT
-------------   ---------------   --------    ----------------   --------------   ------------   ---------------
   At issue              --       $100,000            --            $100,000       $100,000         $5,000
       1             $5,000              0       $10,000(1)           85,000         89,474(1)       4,474(1)
       2              4,250         10,000(2)          0              93,500         99,474(2)       4,974(2)
      12              4,750              0             0             120,000        120,000          6,000
      13              6,000         10,000(3)          0             130,000        130,000(3)       6,500(3)
      14              6,500              0         6,500             123,500        130,000          6,500
      15              6,500         10,000(4)          0             130,000        133,500(4)       6,675(4)



(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. We will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the withdrawal ($100,000 - $100,000 x $10,000/$95,000 =
     $100,000 - $10,526 = $89,474). We will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base (.05 x $89,474 = $4,474).



(2) The Additional Payment of $10,000 in year 2 is the first Payment or Withdrawal since the latest reduction of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $99,474 ($89,474 + $10,000). The new Lifetime Income Amount is .05 x $99,474 = $4,750.



(3) The Additional Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.



(4) The Additional Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLE 1D. INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Purchase Payments in years 2, 13 and 15, an Excess Withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.


                LIFETIME INCOME
                 AMOUNT BEFORE    PURCHASE    WITHDRAWAL    HYPOTHETICAL                   LIFETIME INCOME
CONTRACT YEAR     TRANSACTION     PAYMENTS      TAKEN      CONTRACT VALUE   BENEFIT BASE        AMOUNT
-------------   ---------------   --------    ----------   --------------   ------------   ---------------
   At issue                       $100,000    $    --         $100,000       $100,000         $5,000
       1            $5,000               0     10,000(1)        85,000         85,000(1)       4,250(1)
       2             4,250          10,000(2)       0           93,500         95,000(2)       4,750(2)
      12             4,750               0          0          120,000        120,000          6,000
      13             6,000          10,000(3)       0          130,000        130,000(3)       6,500(3)
      14             6,500               0      6,500          123,500        130,000          6,500
      15             6,500          10,000(4)       0          130,000        133,500(4)       6,675(4)
      16             6,675               0          0          125,000        133,500          6,675


(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. The Benefit Base will be reduced to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will be reduced to 5% of the new Benefit Base (.05 x $85,000 = $4,250).



(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the reduction of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .05 x $95,000 = $4,750.


(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.

(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLES 2A, 2B, 2C AND 2D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW) OPTIONAL BENEFIT RIDER.


EXAMPLE 2A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS.

ALL STATES EXCLUDING NEW YORK. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.

CONTRACT   PURCHASE   LIFETIME INCOME   WITHDRAWAL                 BENEFIT BASE ON
  YEAR     PAYMENTS        AMOUNT         TAKEN       BONUS     CONTRACT ANNIVERSARY
--------   --------   ---------------   ----------   ------     --------------------
At issue   $100,000         N/A           $    0     $    0          $100,000(1)
    1             0         N/A                0      7,000(2)        107,000(3)
    2             0         N/A                0      7,000           114,000
    3             0         N/A                0      7,000           121,000
    4             0         N/A                0      7,000           128,000
    5             0         N/A                0      7,000           135,000
    6             0         N/A                0      7,000           142,000
    7             0         N/A                0      7,000           149,000
    8             0         N/A                0      7,000           156,000
    9             0         N/A                0      7,000           163,000
   10             0         N/A                0      7,000           170,000
   11             0      $8,075(4)         8,075          0           170,000
   12             0       8,075            8,075          0           170,000
   13             0       8,075            8,075          0           170,000
   14             0       8,075            8,075          0           170,000
   15             0       8,075            8,075          0           170,000
   20             0       8,075            8,075          0           170,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).


(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 58 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $170,000 = $8,075)

NEW YORK. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 61, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.

CONTRACT   PURCHASE   LIFETIME INCOME   WITHDRAWAL                 BENEFIT BASE ON
  YEAR     PAYMENTS        AMOUNT         TAKEN       BONUS     CONTRACT ANNIVERSARY
--------   --------   ---------------   ----------   ------     --------------------
At issue   $100,000         N/A           $    0     $    0          $100,000(1)
    1             0         N/A                0      6,000(2)        106,000(3)
    2             0         N/A                0      6,000           112,000
    3             0         N/A                0      6,000           118,000
    4             0         N/A                0      6,000           124,000
    5             0         N/A                0      6,000           130,000
    6             0         N/A                0      6,000           136,000
    7             0         N/A                0      6,000           142,000
    8             0         N/A                0      6,000           148,000
    9             0         N/A                0      6,000           154,000
   10             0         N/A                0      6,000           160,000
   11             0      $7,600(4)         7,600          0           160,000
   12             0       7,600            7,600          0           160,000
   13             0       7,600            7,600          0           160,000
   14             0       7,600            7,600          0           160,000
   15             0       7,600            7,600          0           160,000
   20             0       7,600            7,600          0           160,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).


(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 58 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $160,000 = $7,600).


EXAMPLE 2B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at youngest Covered Person's age 60 (61 in New York), an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                                                               LIFETIME
                                             LIFETIME INCOME                 BENEFIT BASE   INCOME AMOUNT
CONTRACT   PURCHASE     BENEFIT BASE AFTER     AMOUNT AFTER     WITHDRAWAL    ON CONTRACT    ON CONTRACT
  YEAR     PAYMENTS      PURCHASE PAYMENT    PURCHASE PAYMENT      TAKEN      ANNIVERSARY    ANNIVERSARY
--------   --------     ------------------   ----------------   ----------   ------------   -------------
At issue   $100,000         $100,000            $4,750            $  --        $100,000         $5,000
    1        10,000(1)       110,000(1)           5,225(1)         5,225        110,000          5,225
    2        10,000(2)       114,775(2)           5,452(2)         5,452        114,775          5,452

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,225) = $114,775). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).

EXAMPLE 2C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 58 1/2 (61 in New York) of the youngest Covered Person, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.


                                                         HYPOTHETICAL
                                                        CONTRACT VALUE
                       LIFETIME INCOME                   ON CONTRACT
CONTRACT   PURCHASE     AMOUNT AFTER     WITHDRAWAL   ANNIVERSARY PRIOR      BENEFIT BASE ON
  YEAR     PAYMENTS   PURCHASE PAYMENT      TAKEN        TO RIDER FEE     CONTRACT ANNIVERSARY
--------   --------   ----------------   ----------   -----------------   --------------------
At issue   $100,000       $   --          $   --         $     --              $100,000
    1             0        4,750           4,750          102,250               102,250
    2             0        4,857(1)        4,857(1)       104,025               104,025(1)
    3             0        4,941           4,941          105,800               105,800
    4             0        5,026           5,026           94,977(2)            105,800(2)
    5             0        5,026           5,026           79,882               105,800

(1) At the end of Contract Year 1, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.

EXAMPLE 2D. INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age [60], Additional Payments in years 2, 13 and 15, an excess withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.


           LIFETIME INCOME
CONTRACT    AMOUNT BEFORE    PURCHASE     WITHDRAWAL    HYPOTHETICAL                   LIFETIME INCOME
  YEAR       TRANSACTION     PAYMENTS       TAKEN      CONTRACT VALUE   BENEFIT BASE        AMOUNT
--------   ---------------   --------     ----------   --------------   ------------   ---------------
At issue            --       $100,000           --        $100,000       $100,000         $4,750
    1           $4,750              0     $ 10,000(1)       85,000         89,474(1)       4,250(1)
    2            4,038         10,000(2)         0          93,500         99,474(2)       4,725(2)
   12            4,513              0            0         120,000        120,000          5,700
   13            5,700         10,000(3)         0         130,000        130,000(3)       6,175(3)
   14            6,175              0        6,175         123,825        130,000          6,175
   15            6,175         10,000(4)         0         130,000        133,825(4)       6,357(4)



(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. We will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the withdrawal ($100,000 - $100,000 x $10,000/$95,000 =
     $100,000 - $10,526 = $89,474). We will also reduce the Lifetime Income Amount to equal 4.75% of the new Benefit Base (.0475 x $89,474 = $4,250).



(2) The Additional Payment of $10,000 in year 2 is the first Payment or Withdrawal since the latest reduction of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $99,474 ($89,474 + $10,000). The new Lifetime Income Amount is .0475 x $99,474 =
     $4,725.



(3) The Additional Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.



(4) The Additional Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x $133,825 =
     $6,357.

EXAMPLE 2D. INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Payments in years 2, 13 and 15, an excess withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.


           LIFETIME INCOME
CONTRACT    AMOUNT BEFORE    PURCHASE     WITHDRAWAL    HYPOTHETICAL                   LIFETIME INCOME
  MONTH      TRANSACTION     PAYMENTS       TAKEN      CONTRACT VALUE   BENEFIT BASE        AMOUNT
--------   ---------------   --------     ----------   --------------   ------------   ---------------
At issue                     $100,000     $    --         $100,000       $100,000         $4,750
    1           $4,750              0      10,000(1)        85,000         85,000(1)       4,038(1)
    2            4,038         10,000(2)        0           93,500         95,000(2)       4,513(2)
   12            4,513              0           0          120,000        120,000          5,700
   13            5,700         10,000(3)        0          130,000        130,000(3)       6,175(3)
   14            6,175              0       6,175          123,825        130,000          6,175
   15            6,175         10,000(4)        0          130,000        133,825(4)       6,357(4)
   16            6,357              0           0          125,000        133,825          6,357


(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. The Benefit Base will be reduced to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will be reduced to 4.75% of the new Benefit Base (.0475 x $85,000 = $4,038).



(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the reduction of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .0475 x $95,000 =
     $4,513.


(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.

(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x $133,825 =
     $6,357.

EXAMPLES 3A, 3B, 3C AND 3D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 3A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.

                                                                      GUARANTEED
                                                                      WITHDRAWAL
                      GUARANTEED   LIFETIME                            BALANCE
CONTRACT   PURCHASE   WITHDRAWAL    INCOME    WITHDRAWAL             ON CONTRACT
  YEAR     PAYMENTS     AMOUNT      AMOUNT       TAKEN      BONUS    ANNIVERSARY
--------   --------   ----------   --------   ----------   ------    -----------
At issue   $100,000       N/A         N/A       $    0     $    0    $100,000(1)
    1             0    $5,000(1)      N/A            0      5,000(2)  105,000(3)
    2             0     5,250(3)      N/A            0      5,000     110,000
    3             0     5,500         N/A            0      5,000     115,000
    4             0     5,750         N/A            0      5,000     120,000
    5             0     6,000         N/A            0      5,000     125,000
    6             0     6,250         N/A            0      5,000     130,000
    7             0     6,500         N/A            0      5,000     135,000
    8             0     6,750         N/A            0      5,000     140,000
    9             0     7,000         N/A            0      5,000     145,000
   10             0     7,250         N/A            0      5,000     150,000
   11             0     7,500      $7,500(4)     7,500          0     142,500
   12             0     7,500       7,500        7,500          0     135,000
   13             0     7,500       7,500        7,500          0     127,500
   14             0     7,500       7,500        7,500          0     120,000
   15             0     7,500       7,500        7,500          0     112,500
   20             0     7,500       7,500        7,500          0      75,000
   25             0     7,500       7,500        7,500          0      37,500
   30             0     7,500       7,500        7,500          0           0
   31+            0         0       7,500        7,500          0           0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 = $5,250).


(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 58 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).


EXAMPLE 3B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                                          BENEFIT     LIFETIME INCOME
                        BENEFIT BASE     LIFETIME INCOME                  BASE ON        AMOUNT ON
CONTRACT   PURCHASE    AFTER PURCHASE     AMOUNT AFTER     WITHDRAWAL     CONTRACT        CONTRACT
  YEAR     PAYMENTS        PAYMENT      PURCHASE PAYMENT      TAKEN     ANNIVERSARY     ANNIVERSARY
--------   --------    --------------   ----------------   ----------   -----------   ---------------
At issue   $100,000      $100,000           $5,000               --       $100,000         $5,000
    1        10,000(1)    110,000(1)         5,500(1)        $5,500        104,500          5,500
    2        10,000(2)    114,500(2)         5,725(2)         5,725        108,775          5,725

(1) In this example, there is an additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 3C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 58 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.


                                                                          HYPOTHETICAL      GUARANTEED
                         GUARANTEED         LIFETIME                   CONTRACT VALUE ON    WITHDRAWAL
                         WITHDRAWAL       INCOME AMOUNT                     CONTRACT         BALANCE
CONTRACT   PURCHASE     AMOUNT AFTER     AFTER PURCHASE   WITHDRAWAL   ANNIVERSARY PRIOR   ON CONTRACT
  YEAR     PAYMENTS   PURCHASE PAYMENT       PAYMENT         TAKEN        TO RIDER FEE     ANNIVERSARY
--------   --------   ----------------   --------------   ----------   -----------------   -----------
At issue   $100,000           --                --             --                 --       $100,000
   1              0       $5,000            $5,000          $5,000          $102,000         95,000
   2              0        5,000             5,000           5,000           103,828         90,000
   3              0        5,000             5,000           5,000           105,781         105,781(1)
   4              0        5,289(2)          5,289(2)        5,289            94,946         100,492

(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $107,881 = $5,289).

EXAMPLE 3D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 3c, but with a withdrawal of $10,000 at the end of year 4.

                                                                          HYPOTHETICAL      GUARANTEED
                         GUARANTEED         LIFETIME                   CONTRACT VALUE ON    WITHDRAWAL
                         WITHDRAWAL       INCOME AMOUNT                     CONTRACT         BALANCE
CONTRACT   PURCHASE     AMOUNT AFTER     AFTER PURCHASE   WITHDRAWAL   ANNIVERSARY PRIOR   ON CONTRACT
  YEAR     PAYMENTS   PURCHASE PAYMENT       PAYMENT         TAKEN        TO RIDER FEE     ANNIVERSARY
--------   --------   ----------------   --------------   ----------   -----------------   -----------
At issue   $100,000           --                --               --               --       $100,000
   1              0      $ 5,000            $5,000          $ 5,000         $102,000         95,000
   2              0        5,000             5,000            5,000          103,828         90,000
   3              0        5,000             5,000            5,000          105,781        105,781
   4              0        5,289             5,289           10,000           90,235         90,235(1)
   5              0        4,512(1)          4,512(1)         4,512           76,319         85,723


(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,289. The Benefit Base will be reduced to equal the lesser of the Contract Value after the withdrawal ($90,235) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,781 - $10,000 = $95,781). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $90,235 = $4,512).

EXAMPLES 4A, 4B, 4C AND 4D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UPS OPTIONAL BENEFIT RIDER.

EXAMPLE 4A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.

                                                                      GUARANTEED
                                                                      WITHDRAWAL
                      GUARANTEED   LIFETIME                            BALANCE
CONTRACT   PURCHASE   WITHDRAWAL    INCOME    WITHDRAWAL             ON CONTRACT
  YEAR     PAYMENTS     AMOUNT      AMOUNT       TAKEN      BONUS    ANNIVERSARY
--------   --------   ----------   --------   ----------   ------    -----------
At issue   $100,000       N/A         N/A       $    0     $    0    $100,000(1)
    1             0    $5,000(1)      N/A            0      5,000(2)  105,000(3)
    2             0     5,250(3)      N/A            0      5,000     110,000
    3             0     5,500         N/A            0      5,000     115,000
    4             0     5,750         N/A            0      5,000     120,000
    5             0     6,000         N/A            0      5,000     125,000
    6             0     6,250         N/A            0      5,000     130,000
    7             0     6,500         N/A            0      5,000     135,000
    8             0     6,750         N/A            0      5,000     140,000
    9             0     7,000         N/A            0      5,000     145,000
   10             0     7,250         N/A            0      5,000     150,000
   11             0     7,500      $7,500(4)     7,500      0         142,500
   12             0     7,500       7,500        7,500      0         135,000
   13             0     7,500       7,500        7,500      0         127,500
   14             0     7,500       7,500        7,500      0         120,000
   15             0     7,500       7,500        7,500      0         112,500
   20             0     7,500       7,500        7,500      0          75,000
   25             0     7,500       7,500        7,500      0          37,500
   30             0     7,500       7,500        7,500      0               0
   31+            0         0       7,500        7,500      0               0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 = $5,250).


(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 58 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500)


EXAMPLE 4B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                                          BENEFIT     LIFETIME INCOME
                        BENEFIT BASE     LIFETIME INCOME                  BASE ON        AMOUNT ON
CONTRACT   PURCHASE    AFTER PURCHASE     AMOUNT AFTER     WITHDRAWAL     CONTRACT        CONTRACT
  YEAR     PAYMENTS        PAYMENT      PURCHASE PAYMENT      TAKEN     ANNIVERSARY     ANNIVERSARY
--------   --------    --------------   ----------------   ----------   -----------   ---------------
At issue   $100,000      $100,000           $5,000               --       $100,000         $5,000
    1        10,000(1)    110,000(1)         5,500(1)        $5,500        104,500          5,500
    2        10,000(2)    114,500(2)         5,725(2)         5,725        108,775          5,725

(1) In this example, there is an additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 4C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 58 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Years 1, 2 and 3.


                                                                          HYPOTHETICAL      GUARANTEED
                         GUARANTEED         LIFETIME                   CONTRACT VALUE ON    WITHDRAWAL
                         WITHDRAWAL       INCOME AMOUNT                     CONTRACT         BALANCE
CONTRACT   PURCHASE     AMOUNT AFTER     AFTER PURCHASE   WITHDRAWAL   ANNIVERSARY PRIOR   ON CONTRACT
  YEAR     PAYMENTS   PURCHASE PAYMENT       PAYMENT         TAKEN        TO RIDER FEE     ANNIVERSARY
--------   --------   ----------------   --------------   ----------   -----------------   -----------
At issue   $100,000           --                 --             --                --       $100,000
   1              0       $5,000             $5,000         $5,000          $102,000        102,000(1)
   2              0        5,100(2)           5,100          5,100           103,514        103,514
   3              0        5,176              5,176          5,176           105,020        105,020
   4              0        5,251              5,251          5,251            94,012         99,769

(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Guaranteed Withdrawal Balance ($10,000 - $5,000 = $95,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $102,000.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $102,000 = $5,100).

EXAMPLE 4D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 4c, but with a withdrawal of $10,000 at the end of year 4.

                                                                          HYPOTHETICAL      GUARANTEED
                         GUARANTEED         LIFETIME                   CONTRACT VALUE ON    WITHDRAWAL
                         WITHDRAWAL       INCOME AMOUNT                     CONTRACT         BALANCE
CONTRACT   PURCHASE     AMOUNT AFTER     AFTER PURCHASE   WITHDRAWAL   ANNIVERSARY PRIOR   ON CONTRACT
  YEAR     PAYMENTS   PURCHASE PAYMENT       PAYMENT         TAKEN        TO RIDER FEE     ANNIVERSARY
--------   --------   ----------------   --------------   ----------   -----------------   -----------
At issue   $100,000           --                --               --               --       $100,000
   1              0       $5,000            $5,000          $ 5,000         $102,000        102,000
   2              0        5,100             5,100            5,100          103,514        103,514
   3              0        5,176             5,176            5,176          105,020        105,020
   4              0        5,251             5,251           10,000           89,263         89,263(1)
   5              0        4,463(1)          4,463(1)         4,463           75,307         84,800


(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,251. The Benefit Base will be reduced to equal the lesser of the Contract Value after the withdrawal ($89,263) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020 - $10,000 = $95,020). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,263 = $4,463).


EXAMPLES 5A, 5B, 5C, 5D AND 5E ILLUSTRATE THE BASIC OPERATION OF THE Principal Returns OPTIONAL BENEFIT RIDER. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

EXAMPLE 5A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS OF THE GUARANTEED WITHDRAWAL AMOUNT. Assume a single Purchase Payment of $100,000, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 12 Contract Years and there are no Step-ups.

                      GUARANTEED                GUARANTEED WITHDRAWAL
CONTRACT   PURCHASE   WITHDRAWAL   WITHDRAWAL         BALANCE ON
  YEAR     PAYMENTS     AMOUNT      TAKEN(2)     CONTRACT ANNIVERSARY
--------   --------   ----------   ----------   ---------------------
At issue   $100,000     $8,000           --          $100,000(1)
    1             0      8,000       $8,000            92,000(3)
    2             0      8,000        8,000            84,000
    3             0      8,000        8,000            76,000
    4             0      8,000        8,000            68,000
    5             0      8,000        8,000            60,000
   10             0      8,000        8,000            20,000
   12             0      8,000        8,000             4,000
   13             0      8,000        4,000                 0(4)

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance (.08 x $100,000 = $8,000).

(2)  In this example, withdrawals each year equal the Guaranteed Withdrawal
     Amount.

(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $8,000 = $92,000).

(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 12 years. At the end of 12 years, the Guaranteed Withdrawal Balance is $4,000. The withdrawal of $4,000 in the next year reduced the Guaranteed Withdrawal Balance to $0 and the Rider will terminate.

EXAMPLE 5B. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS THAT ARE LESS THAN GUARANTEED WITHDRAWAL AMOUNT FOR THE FIRST 5 YEARS AND EQUAL THE GUARANTEED WITHDRAWAL AMOUNT THEREAFTER. Assume a single Purchase Payment of $100,000, no additional Purchase Payments are made, and there are no Step-ups.

                                                      GUARANTEED
                                                      WITHDRAWAL
                           GUARANTEED                 BALANCE ON
                PURCHASE   WITHDRAWAL   WITHDRAWAL     CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT      TAKEN(1)    ANNIVERSARY
-------------   --------   ----------   ----------   -----------
  At issue      $100,000     $8,000           --     $100,000
      1            0          8,000       $6,000       94,000(2)
      2            0          8,000        6,000       88,000
      3            0          8,000        6,000       82,000
      4            0          8,000        6,000       76,000
      5            0          8,000        6,000       70,000
     10            0          8,000        8,000       30,000
     14            0          8,000        8,000        6,000
     15            0          8,000        6,000            0(3)

(1) In this example, withdrawals in the first 5 years are less than the Guaranteed Withdrawal Amount.

(2) Since the withdrawal taken is less than the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $6,000 = $94,000).

(3) In this example, in year 15 the remaining Guaranteed Withdrawal Balance is less than the Guaranteed Withdrawal Amount. The final withdrawal equal to the Guaranteed Withdrawal Balance will deplete the Guaranteed Withdrawal Balance to zero and the Rider will terminate.

EXAMPLE 5C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING 10 YEARS TO BEGIN WITHDRAWALS IN A DECLINING MARKET. Assume a single Purchase Payment of $100,000 and no additional Purchase Payments are made.

                                                         GUARANTEED
                           GUARANTEED                WITHDRAWAL BALANCE     CONTRACT                   CONTRACT VALUE
                PURCHASE   WITHDRAWAL   WITHDRAWAL       ON CONTRACT      VALUE PRIOR                AFTER ACCUMULATION
CONTRACT YEAR   PAYMENTS     AMOUNT       TAKEN          ANNIVERSARY      TO RIDER FEE   RIDER FEE        BENEFIT
-------------   --------   ----------   ----------   ------------------   ------------   ---------   ------------------
   At issue     $100,000     $8,000           --          $100,000         $100,000        $500                 --
      1                0      8,000       $    0           100,000           98,000         500                 --
      2                0      8,000            0           100,000           98,586         500                 --
      3                0      8,000            0           100,000           96,782         500                 --
      4                0      8,000            0           100,000           93,477         500                 --
      5                0      8,000            0           100,000           97,594         500                 --
      10               0      8,000            0           100,000           85,531(1)      500           $100,000
      11               0      8,000        8,000            92,000           92,709         500                 --

(1) At the end of Contract Year 10, the Contract Value in this example, $85,531, is less than the First Year Purchase Payment of $100,000 and the Contract Value plus Principal Returns Rider fees, ($85,531 + $4,500). The Contract Value will be adjusted to equal the First Year Purchase Payments of $100,000.

EXAMPLE 5D. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND WAITING 10 YEARS TO BEGIN WITHDRAWALS IN AN UP MARKET. Assume a single Purchase Payment of $100,000 and no additional Purchase Payments are made.

                                                         GUARANTEED
                           GUARANTEED                WITHDRAWAL BALANCE     CONTRACT                   CONTRACT VALUE
                PURCHASE   WITHDRAWAL   WITHDRAWAL       ON CONTRACT      VALUE PRIOR                AFTER ACCUMULATION
CONTRACT YEAR   PAYMENTS     AMOUNT       TAKEN          ANNIVERSARY      TO RIDER FEE   RIDER FEE        BENEFIT
-------------   --------   ----------   ----------   ------------------   ------------   ---------   ------------------
   At issue     $100,000   $ 8,000             --        $100,000           $100,000         --                  --
      1                0     8,000        $     0         100,000            107,000       $500                  --
      2                0     8,000              0         100,000            114,077        500                  --
      3                0     8,000              0         121,628(1)         121,628        500                  --
      4                0     9,730(2)           0         121,628            115,169        608                  --
      5                0     9,730              0         121,628            103,105        608                  --
      10               0    10,984              0         151,406(3)         146,258        686            $151,406(3)
      11               0    12,112         12,112         150,066            150,066        757                  --

(1) At the end of Contract Year 3, the Contract Value in this example, $121,628 is greater than the Guaranteed Withdrawal Balance ($100,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $121,628.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($8,000) or (b) 8% of the Guaranteed Withdrawal Balance after the Step-up (.08 x $121,628 = $9,730).

(3) Since there are no withdrawal in years 1 through 10, at the end of year the Contract Value will be increased to equal the greater of the First Year Purchase Payments, $100,000 or the Contract Value plus the total of the Principal Returns Rider fees to date ($146,258 + $5,148 = $151,406). The Guaranteed Withdrawal Balance will step-up to equal the new Contract Value of $151,406.

EXAMPLE 5E. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, an additional Purchase Payment of $10,000 in year 2, there is an automatic Step-up of the Guaranteed Withdrawal Balance at the end of Contract Year 3 because of hypothetical investment gains, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a reduction).


                                                       HYPOTHETICAL
                            GUARANTEED                   CONTRACT
                            WITHDRAWAL                    VALUE         GUARANTEED
                              AMOUNT                    ON CONTRACT     WITHDRAWAL
                               AFTER                    ANNIVERSARY      BALANCE
                PURCHASE     PURCHASE    WITHDRAWAL   PRIOR TO RIDER   ON CONTRACT
CONTRACT YEAR   PAYMENTS      PAYMENT       TAKEN          FEE         ANNIVERSARY
-------------   --------    ----------   ----------   --------------   -----------
  At issue      $100,000         --           --              --         $100,000
      1                0     $8,000      $ 8,000         $99,000           92,000
      2           10,000(1)   8,160(1)     8,000          97,347           83,840
      3                0      8,160        8,000          95,542           95,542
      4                0      8,160        8,000          82,283           87,382
      5                0      8,160       10,000(2)       63,625           63,625

(1) In this example, there is an additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $8,000. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.08 x ($92,000 + $10,000) = $8,160) or (b) the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 8% of the Purchase Payment ($8,000 + (.08 x $10,000) = $8,800).


(2) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be reduced to the lesser of (a) the Contract Value after the withdrawal ($63,625) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($87,382 - $10,000 = $77,382). Since the Guaranteed Withdrawal Balance was reduced, the Guaranteed Withdrawal Amount will be reduced. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($8,160) or (b) 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.08 x $63,625 = $5,090).

                        APPENDIX C: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code Section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t) (2) (F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP - IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any transfer of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution providing the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.

Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code Section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                  APPENDIX D: John Hancock USA Exchange Program
              (Not available with John Hancock New York Contracts)

John Hancock USA will permit an eligible Owner of a qualifying Contract to exchange that Contract for a new Venture(R) Variable Annuity Contract ("NEW CONTRACT"). If you are eligible and elect to exchange a John Hancock qualifying Contract, you must surrender your existing Contract and transfer all of its Contract Value to us. We will waive any future withdrawal charges under the New Contract we issue.

JOHN HANCOCK QUALIFYING CONTRACTS

This Program is not available with John Hancock New York contracts. We limit this exchange program to certain variable annuity contracts issued by either John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The qualifying variable annuity Contracts are:

     -    Accommodator 2000 variable annuity;

     -    Declaration variable annuity;

     -    Independence variable annuity;

     -    Independence Preferred variable annuity;

     -    Independence 2000 variable annuity;

     -    Patriot variable annuity;

     -    Revolution Access variable annuity; and

     -    Revolution Value variable annuity.

Eligibility Requirements

You are eligible to participate in the John Hancock Exchange Program if:

     -    You own a John Hancock qualifying Contract;

     - neither you nor any other payee receive annuity payments under your John Hancock qualifying Contract;

     - there are no remaining withdrawal charges that would be assessed against the value of your John Hancock qualifying Contract if you were to make a partial withdrawal or surrender that Contract;

     - the death benefit value under your John Hancock qualifying Contract is less than or equal to the current surrender value of that Contract (see "Death Benefit Before Annuity Commencement Date" on page D-5 of this Appendix); and

     - if your John Hancock qualifying contact contains a Guaranteed Retirement Income Benefit Rider, the guaranteed benefit under that optional benefit is less than or equal to the current surrender value of that Contract.

IMPORTANT CONSIDERATIONS

An exchange may not be in your best interest

The benefits and limitations, Variable Investment Options, and charges and deductions of a New Contract will differ from those of a John Hancock qualifying Contract. You should carefully review your existing Contract and the Venture(R) Prospectus (including this Appendix) before deciding to make an exchange.

We believe that an exchange as described above will not be a taxable event for Federal tax purposes; however, any Owner considering an exchange should consult a tax adviser. We reserve the right to terminate this exchange offer or to vary its terms at any time.

The charges and expenses of a New Contract differ from those under your existing John Hancock qualifying Contract

The New Contract and your qualifying John Hancock Contract have different Separate Account annual expenses, different Contract Owner transaction expenses and different Variable Investment Options that result in different total operating expenses charged by the Portfolios, as noted in the tables on the following pages.

The following table compares the fees and expenses that you will pay under the New Contract and the John Hancock qualifying Contracts at the time that you buy a Contract, surrender the Contract, or transfer cash value between Investment Options. State premium taxes may also be deducted.

               NEW
             CONTRACT                                            INDEPENDENCE  INDEPENDENCE            REVOLUTION  REVOLUTION
             (VENTURE   ACCOMMODATOR  DECLARATION  INDEPENDENCE    PREFERRED       2000      PATRIOT     ACCESS       VALUE
             variable  2000 variable    variable     variable      variable      variable    variable   variable    variable
             annuity)     annuity       annuity      annuity        annuity      annuity      annuity    annuity     annuity
             --------  -------------  -----------  ------------  ------------  ------------  --------  ----------  ----------
                                                   MAXIMUM WITHDRAWAL CHARGE:
                           (AS% OF AMOUNT PURCHASE PAYMENTS) FOR EACH YEAR FOLLOWING A PURCHASE PAYMENT
YEAR 1:       waived        8.5%         6.0%          8.0%          8.0%          7.0%       6.0%         0%         7.0%
YEAR 2:       waived        7.5%         6.0%          8.0%          8.0%          6.0%       6.0%         0%         6.0%
YEAR 3:       waived        7.5%         5.0%          8.0%          8.0%          5.0%       5.0%         0%         5.0%
YEAR 4:       waived        7.5%         5.0%(1)       7.0%          7.0%          4.0%       5.0%(1)      0%         4.0%
YEAR 5:       waived        6.0%         4.0%(1)       7.0%          7.0%          3.0%       4.0%(1)      0%         3.0%
YEAR 6:       waived        4.5%         3.0%(1)       6.0%          6.0%          2.0%       3.0%(1)      0%         2.0%
YEAR 7:       waived        3.0%         2.0%(1)       6.0%          6.0%          1.0%       2.0%(1)      0%         1.0%
YEAR 8 AND
THEREAFTER:      0%           0%           0%            0%            0%            0%         0%         0%           0%
                                                     ANNUAL CONTRACT FEE:
               $30(4)      $ 30         $ 30(2)       $ 30(2)       $ 30(2)       $ 30(2)    $ 30(2)     $30(3)      $ 30(3)
                                                         TRANSFER FEE:
Maximum Fee
Current Fee    $25         $ 25         $ 25          $ 25          $ 25          $ 25         None      $25         $ 25
               $ 0         $  0         $  0          $  0          $  0          $  0         None      $25         $  0

(1) Withdrawal charges for Contracts issued in NY by John Hancock Life Insurance Company differ from those shown. For these Contracts, the withdrawal charges for Years 4, 5, 6 and 7 are, respectively, 4%, 3%, 2% and 1%.

(2) This Annual Contract Fee charge applies only to Contracts of less than $10,000.

(3) This Annual Contract Fee charge applies only to Contracts of less than $50,000.

(4) This Annual Contract Fee charge applies only to Contracts of less than $99,000.

The following table compares fees and expenses that you will pay periodically under the New Contract and the John Hancock qualifying Contracts during the time that you own a Contract. This table does not include annual Portfolio operating expenses. See the notes following the table.


                                                      DECLARATION  DECLARATION
                                                        variable     variable
                                NEW                     annuity      annuity
                             CONTRACT   ACCOMMODATOR    (initial     (initial                 INDEPENDENCE  INDEPENDENCE
                             (Venture       2000        payments     payments   INDEPENDENCE    PREFERRED       2000
                             variable     variable       up to         over       variable      variable      variable
                             annuity)      annuity      $250,000)   $250,000)      annuity       annuity       annuity
                             --------   ------------  -----------  -----------  ------------  ------------  ------------
                                                          SEPARATE ACCOUNT ANNUAL EXPENSES:

Mortality and expense risks
   fee:                        1.00%(1)     0.90%         0.90%       0.90%         0.90%         1.15%         1.10%
Administration fee- asset
   based:                      0.15%        0.35%         0.35%       0.10%         0.50%         0.35%         0.30%
TOTAL (With No Optional
   Riders Reflected):          1.15%(2)     1.25%         1.25%       1.00%         1.40%         1.50%         1.40%
Optional Annual Step Death
   Benefit Fee:                0.20%                                       Not Offered
TOTAL (With ASDB Fee):         1.35%(3)

                                               FEES DEDUCTED FROM CONTRACT VALUE FOR OPTIONAL BENEFITS:


Income Plus for Life                                                       Not Offered
   (Quarterly Step-up
   Review)(4)                  1.20%
Maximum fee:
Current fee:                   0.60%
Income Plus for Life -                                                     Not Offered
   Joint Life (Quarterly
   Step-up Review)(4)          1.20%
Maximum fee:
Current fee:                   0.60%
Principal Plus for Life(5)                                                 Not Offered
Maximum fee:                   0.75%
Current fee:                   0.40%
Principal Plus for Life                                                    Not Offered
   Plus Automatic Annual
   Step(5)
Maximum fee:                   1.20%
Current fee:                   0.60%
Enhanced "Stepped- up"
   death benefit Rider(8)                                 0.15%       0.15%
Accidental death benefit
   Rider(8)                                               0.10%       0.10%
Nursing Home Waiver(6)                                    0.05%       0.05%
Enhanced death benefit
   Rider (7,8)
Earnings Enhancement death      Not          Not                                                 Not Offered
   benefit Rider(8)           Offered      Offered
Accumulated Value
   Enhancement
   (CareSolutions Plus)
   Rider(9)                                                   Not Offered
Guaranteed Retirement
   Income Benefit Rider(8)
Waiver of Withdrawal Charge
   (CARESolutions) Rider(6)

                              PATRIOT    PATRIOT
                              variable   variable
                              annuity    annuity
                              (initial  (initial   REVOLUTION  REVOLUTION
                              payments   payments    ACCESS       VALUE
                               up to       over     variable    variable
                             $250,000)  $250,000)    annuity    annuity
                             ---------  ---------  ----------  ----------
                                 SEPARATE ACCOUNT ANNUAL EXPENSES:

Mortality and expense risks
   fee:                        0.90%      0.90%       0.95%       0.95%
Administration fee- asset
   based:                      0.35%      0.10%       0.30%       0.30%
TOTAL (With No Optional
   Riders Reflected):          1.25%      1.00%       1.25%       1.25%
Optional Annual Step Death
   Benefit Fee:
TOTAL (With ASDB Fee):                        Not Offered


                                   FEES DEDUCTED FROM CONTRACT VALUE
                                        FOR OPTIONAL BENEFITS:

Income Plus for Life                          Not Offered
   (Quarterly Step-up
   Review)(4)
Maximum fee:
Current fee:
Income Plus for Life -                        Not Offered
   Joint Life (Quarterly
   Step-up Review)(4)
Maximum fee:
Current fee:
Principal Plus for Life(5)                    Not Offered
Maximum fee:
Current fee:
Principal Plus for Life                       Not Offered
   Plus Automatic Annual
   Step(5)
Maximum fee:
Current fee:
Enhanced "Stepped- up"
   death benefit Rider(8)      0.15%      0.15%         Not Offered
Accidental death benefit
   Rider(8)                    0.10%      0.10%
Nursing Home Waiver(6)         0.05%      0.05%
Enhanced death benefit                                0.25%       0.25%
   Rider (7,8)
Earnings Enhancement death                            0.25%       0.25%
   benefit Rider(8)
Accumulated Value                                     0.40%       0.35%
   Enhancement
   (CareSolutions Plus)
   Rider(9)                       Not Offered
Guaranteed Retirement
   Income Benefit Rider(8)                            0.30%       0.30%
Waiver of Withdrawal Charge                            Not
   (CARESolutions) Rider(6)                         Offered       0.10


NOTES TO FEE AND EXPENSE TABLE

(1) The Mortality and Expense Risks Fee is reduced to 0.85% in the eighth Contract Year and thereafter.

(2) The total Separate Account Annual Expenses (with no optional benefit Riders elected) is reduced to 1.00% in the eighth Contract Year and thereafter.

(3) The total Separate Account Annual Expenses (with the Annual Step Death Benefit Rider elected) is reduced to 1.20% in the eighth Contract Year and thereafter.


(4) The guaranteed minimum withdrawal benefit Rider fees are reflected as a percentage of Adjusted Benefit Base.

(5) The guaranteed minimum withdrawal benefit Rider fees are reflected as a percentage of Adjusted Guaranteed Withdrawal Balance.


(6) The Nursing Home Waiver charge and the charge for the Waiver of Withdrawal Charge (CareSolutions Plus) Rider applies to that portion of your Contract's total value attributable to premiums that are still subject to withdrawal charges.



(7) The rate shown is applicable to Enhanced death benefit Riders issued after May 1, 2002. In certain states and for Riders issued prior to May 1, 2002, a lower rate may apply.



(8) The Enhanced "Stepped-up" death benefit Rider, Accidental death benefit Rider, Enhanced death benefit Rider, Earnings Enhancement death benefit Rider and the Guaranteed Retirement Income Benefit Rider charges are a percentage of Contract total value.



(9) The Accumulated Value Enhancement (CareSolutions Plus) Rider charge is a percentage of initial premium payment.


The Variable Investment Options of a New Contract differ from those under your existing John Hancock qualifying Contract.

The Declaration variable annuity contract currently offers six Investment Options. The Accommodator 2000 variable annuity, Independence variable annuity, Independence Preferred variable annuity, Independence 2000 variable annuity and Patriot variable annuity contracts currently offer eighteen Variable Investment Options. Revolution Value variable annuity and Revolution Access variable annuity currently offer 25 Variable Investment Options.

If you elect to exchange your John Hancock qualifying Contract for a New Contract with an optional guaranteed withdrawal benefit Rider, however, you may invest your Contract Value only in the Investment Options we make available with this benefit. We describe these Investment Options in the Prospectus. You can obtain additional information about all the available Variable Investment Options under your John Hancock qualifying contract or the New Contract, including a current prospectus for each of the Portfolios, by contacting our Annuities Service Center at the following address:

      ANNUITIES SERVICE CENTER:                             MAILING ADDRESS:
         164 Corporate Drive                                 P.O. Box 9505
      Portsmouth, NH 03801-6815                        Portsmouth, NH 03802-9505
(617) 663 - 3000 or (800) 344 - 1029

You should review this information carefully before electing to exchange a John Hancock qualifying Contract for a New Contract.

The charges and expenses of Portfolios available under a New Contract differ from those under your existing John Hancock qualifying Contract.

You should compare the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own a Contract. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. In most cases, the New Contract's Variable Investment Options invest in the Series II class of shares of the John Hancock Trust and are subject to a 12b-1 fee. The John Hancock qualifying Contracts contain fewer Variable Investment Options, as described above. In most cases, the John Hancock qualifying Contract's Variable Investment Option invests in a less expensive class of shares of the John Hancock Trust (the "NAV" class) and is not subject to a 12b-1 fee. More detail concerning the fees and expenses of each Portfolio is contained in that Portfolio's prospectus. You can obtain additional information about the available underlying Portfolios in your John Hancock qualifying Contract, including a current prospectus for each of the Portfolios that contains information about the Portfolio's fees and expenses, by contacting John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company at the following address:

      ANNUITIES SERVICE CENTER:                             MAILING ADDRESS:
         164 Corporate Drive                                 P.O. Box 9505
      Portsmouth, NH 03801-6815                        Portsmouth, NH 03802-9505
(617) 663 - 3000 or (800) 344 - 1029

     Toll-free for ACCOMMODATOR 2000, INDEPENDENCE, INDEPENDENCE 2000, INDEPENDENCE PREFERRED, DECLARATION, PATRIOT, REVOLUTION ACCESS, REVOLUTION VALUE CONTRACTS: (800) 824 - 0335

You should review this information carefully before electing to exchange a John Hancock qualifying Contract for a New Contract.

The New Contract does not currently provide a Fixed Investment Option, unlike your existing John Hancock qualifying Contract.

The New Contract does not currently offer Fixed Investment Options, and you will not have the ability to invest in a Fixed Investment Option if you elect to participate in the John Hancock Exchange Program.

Under certain John Hancock qualifying Contracts, your Contract Value may be adjusted by a "Market Value Adjustment if you elect to participate in the John Hancock Exchange Program.

If your John Hancock qualifying Contract is a Declaration, Patriot, Revolution Access or Revolution Value variable annuity contract, you currently have the ability to invest in a Guaranteed Period Fixed Investment Option that has a "market value adjustment" or "MVA" feature and, in some states, a minimum guaranteed rate. The New Contract does not offer a similar Investment Option. If you exchange your Contract for a New Contract, the market value adjustment may be applied to your exchanged value if all or a part of your Contract Value is allocated to a Guarantee Period. The MVA may reduce the exchanged amount when current interest rates are higher than the credited rate on the fixed investment although the magnitude of the adjustments may differ due to differences in adjustment formulas. The MVA adjustment also provides upside potential, increasing the exchanged value when current interest rates are lower than the Fixed Investment Option credited rate. You should carefully review your John Hancock qualifying Contract and the prospectus for that Contract for additional information on the calculation of a market value adjustment before you elect to participate in the John Hancock Exchange Program.

The "MVA" adjustment described above does not apply if your John Hancock qualifying Contract is an Accommodator 2000, Independence, Independence Preferred, or Independence 2000 variable annuity contract. These Contracts contain provisions that permit allocation of Contract Value in a fixed rate Investment Option with a guaranteed minimum interest rate.

Withdrawal Charges

Under the John Hancock Exchange Program, we will waive any withdrawal charge described elsewhere in the Venture(R) Prospectus if you exchange your John HancocK qualifying Contract for a New Contract. This means that any Purchase Payments you make to a New Contract, including any additional premium payments after we issue a New Contract, will not be subject to a withdrawal charge.

If you elect not to participate in the John Hancock Exchange Program, you may keep your John Hancock qualifying Contract and continue to make additional premium payments as permitted under the terms of that Contract. If you do, those premiums will be subject to withdrawal charges in accordance with the terms stated in that Contract. We compare the maximum withdrawal charges for John Hancock qualifying Contracts with the waived withdrawal charge under a New Contract in the first table above.

Death Benefit Before the Annuity Commencement Date

The death benefit under your John Hancock qualifying Contract:

     - may affect your eligibility to participate in the John Hancock Exchange Program;

     - may provide coverage on one or more persons who are not covered under a New Contract; and

     - may be for amounts or durations that are not the same as the death benefit under a New Contract.

We provide a general summary of these matters in the following sections, but you should review your John Hancock qualifying Contract carefully before you elect to participate in the John Hancock Exchange Program for more specific information applicable to you.

ELIGIBILITY DETERMINATION. The death benefit value under your John Hancock qualifying Contract must be less than or equal to the current surrender value of that Contract for you to participate in the John Hancock Exchange Program. We determine whether your John Hancock qualifying Contract satisfies this eligibility requirement at the end of the last Business Day of each calendar month. If it does, you may elect to participate in the John Hancock Exchange Program, assuming you meet all the other eligibility requirements, during the immediately following calendar month. The death benefit amount under your John Hancock qualifying Contract may increase or decrease, as provided in that Contract, during this election period.

If we approve, you may also elect to participate in the John Hancock Exchange Program if the death benefit value under your John Hancock qualifying Contract is less than or equal to the surrender value of that Contract on a different eligibility determination date, provided you meet all the other eligibility requirements on that date.

COVERED PERSONS. The following table indicates the person(s) who are covered for a minimum guaranteed death benefit before the Maturity Date. This table is only a summary; minimum guaranteed death benefit features may vary by state. You should carefully read the Prospectus for the New Contract, your John Hancock qualifying Contract and the prospectus for your John Hancock qualifying Contract for more information on the terms, limits and conditions applicable to your situation.

                NEW
             CONTRACT   ACCOMMODATOR                                INDEPENDENCE   INDEPENDENCE              REVOLUTION   REVOLUTION
             (Venture       2000       DECLARATION   INDEPENDENCE     PREFERRED        2000        PATRIOT     ACCESS       VALUE
             Variable     variable       variable      variable       variable       variable     variable    variable     variable
             Annuity)      annuity       annuity        annuity        annuity        annuity      annuity     annuity      annuity
             --------   ------------   -----------   ------------   ------------   ------------   --------   ----------   ----------
COVERED PERSON FOR MINIMUM GUARANTEED DEATH BENEFIT BEFORE MATURITY DATE:

OWNER:        Yes           No(1)          No(1)         No(1)          No(1)          No(1)        No(1)      Yes(2)       Yes(2)
ANNUITANT:     No(3)       Yes            Yes           Yes            Yes            Yes          Yes         Yes(2)       Yes(2)

(1) Unless you are also the Annuitant, the minimum amount payable upon death of an Owner is not guaranteed and will reflect a Contract's then current account value.

(2) The minimum guaranteed death benefit for Revolution Access and Revolution Value Contracts generally is based on death of the Owner or Annuitant, whichever first occurs. In certain states (IL & MN), the minimum guaranteed death benefit is based on the Annuitant's life.

(3) There is no minimum guaranteed death benefit applicable to an Annuitant under a New Contract unless the Owner also is the Annuitant.

AMOUNT OF MINIMUM DEATH BENEFIT BEFORE MATURITY DATE. The amount of a minimum guaranteed death benefit may differ between your John Hancock qualifying Contract and any New Contract that we may issue under the John Hancock Exchange Program. The following information provides a general summary and may be subject to specific terms, limits and conditions. You should carefully review the Prospectus for the New Contract, your John Hancock qualifying Contract and the Prospectus for your John Hancock qualifying Contract for more information on the terms, limits and conditions applicable to your situation.

     - NEW CONTRACT (Venture(R) Variable Annuity). The guaranteed minimum death benefit is equal to the greater of (1) the sum of all Purchase Payments less withdrawals, or (2) the current Contract Value.

     - Accommodator 2000 variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) the current Contract Value, or
          (2) total premium payments less withdrawals and charges (after anniversary nearest age 65, Contract Value paid only).

     - Declaration variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) accumulated value (adjusted for MVA-except NY) or, (2) Purchase Payments less partial withdrawals.

     - Independence variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) Contract Value, or (2) total premium payments less withdrawals and charges (after anniversary nearest age 75, Contract Value paid only).

     - Independence Preferred variable annuity. The guaranteed minimum death benefit is based on the greatest of: (1) Contract Value, (2) total premiums less withdrawals and charges, or (3) Stepped-up value as of last 3-year anniversary (stops at anniversary prior to age 81).

     - Independence 2000 variable annuity. The guaranteed minimum death benefit is based on the greatest of: (1) Contract Value, (2) total premiums less withdrawals and charges, or (3) Stepped-up value as of last 5-year anniversary (stops at anniversary prior to age 81).

     - Patriot variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) accumulated value (adjusted for MVA-except NY), or (2) the sum of all Purchase Payments less withdrawals.

     - Revolution Access variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a "market value adjustment" (no adjustment for NY Contracts), or (2) the sum of all Purchase Payments less withdrawals.

     - Revolution Value variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a "market value adjustment" (no adjustment for NY Contracts), or (2) the sum of all Purchase Payments less withdrawals.

Even if the current death benefit value under your John Hancock qualifying Contract is no greater than your Contract's surrender value, you should consider the possibility that that the minimum death benefit under that Contract could increase in the future. You should also review your John Hancock qualifying Contract carefully for the impact of withdrawals on that Contract's guaranteed minimum death benefit. The manner in which we adjust the guaranteed minimum death benefit under a New Contract for withdrawals may differ from that under a John Hancock qualifying Contract. (See the section in the New Contract (Venture(R)) Prospectus entitled "Description of the Contract-Death Benefit During Accumulation Period" for more information about the New Contract.)

Optional Benefit Riders

You may have purchased optional benefit Riders for your John Hancock qualifying Contract that are NOT available with a New Contract. If so, you should review your John Hancock qualifying Contract carefully before electing to participate in the John Hancock Exchange Offer. We summarize some of the features of these optional benefits below, but you should review your Contract carefully for a complete description of the benefits, conditions and limitations applicable to your situation.

THE FOLLOWING OPTIONAL BENEFIT RIDERS ARE NOT AVAILABLE WITH A NEW CONTRACT, AND YOU WILL NO LONGER BE ENTITLED TO THE BENEFIT IF YOU ELECT TO PARTICIPATE IN THE JOHN HANCOCK EXCHANGE OFFER:

     - Accidental Death Benefit Rider to DECLARATION and PATRIOT variable annuity contracts - provides a benefit upon the accidental death of the Annuitant prior to the earlier of the Contract's date of maturity or the Annuitant's 80th birthday. Under this Rider, the Beneficiary will receive an amount equal to the total value of the Contract as of the date of the accident, up to a maximum of $200,000.

     - Nursing Home Waiver to DECLARATION and PATRIOT variable annuity contracts - provides a waiver of the withdrawal charges on any withdrawals, if (a) the Contract Owner becomes confined to a nursing home following a waiting period described in the Rider after the date of issue of the Contract, (b) the Contract Owner remains in the nursing home a continuous period described in the Rider and receives skilled nursing care, (c) the issuing company receives a request for a withdrawal and adequate proof of confinement within the period described in the Rider after discharge from the facility, and (d) the confinement is prescribed by a doctor and medically necessary. The New Contract provides a Nursing Home Waiver as a standard feature, subject to terms and conditions similar to those of this Rider.

     - Enhanced Death Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - provides a guarantee that the death benefit before the Contract's date of maturity will not be less than:
          (a) for Contracts purchased outside New York or Washington states, the amount of each premium accumulated at 5% effective annual interest during the Rider's measuring period (less any partial withdrawals and not including any interest on such amounts after they are withdrawn); or, if greater, (b) the highest total value of the Contract (adjusted by any market value adjustment) as of any anniversary of the Contract during the Rider's measuring period, plus any premium payments since that anniversary, minus any withdrawals since that anniversary. For these purposes, the benefit's "measuring period" includes only those Contract anniversaries that occur (1) before we receive proof of death and (2) before the "measuring life" attains age 81. The Rider's "measuring life" may vary, depending on the Owner and Annuitant, as described in the Rider.

     - Earnings Enhancement Death Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - under this benefit, the death benefit before the Maturity Date may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants at time of purchase. If all of the Owners and the Annuitant were under age 70 at the time of purchase, the earnings enhancement amount is 40% of the difference between (a) the death benefit and (b) the premiums paid for the Contract, less any withdrawals from the Contract in excess of earnings (including any surrender charges imposed on these withdrawals), subject to a maximum benefit amount described in the Rider. If any of the Owners or the Annuitant was age 70 or older at the time of purchase, the earnings enhancement amount is 25% of the difference between (a) the death benefit and (b) the premiums paid for the Contract, less any withdrawals from the Contract in excess of earnings (including any surrender charges imposed on these withdrawals), subject to a maximum benefit amount described in the Rider.

     - Accumulated Value Enhancement (CareSolutions Plus) Rider* to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - under this Rider, the issuing company makes a contribution to the total value of the Contract on a monthly basis if the covered person (who must be an Owner and the Annuitant): (a) is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment; and (b) is receiving certain qualified services described in the Rider. The specifications page of the Contract shows the amount of the contribution (called the "Monthly Benefit"), and the Rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the total value of the Contract can be increased by this Rider (the "benefit limit"). The Rider must be in effect for 7 years before any contribution will occur.

     - Guaranteed Retirement Income Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - this benefit guarantees a minimum amount that can be applied to a lifetime annuity payment option, subject to the conditions described in the Rider.

     - Waiver of Withdrawal Charge (CARESolutions) Rider* to REVOLUTION VALUE variable annuity contracts - provides a waiver of the withdrawal charges on any withdrawals, if (a) the "covered person" becomes confined to a nursing home beginning at least 30 days after the date of issue of the Contract, (b) the "covered person" remains in the nursing home for at least 90 consecutive days receiving nursing care, and (c) the confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment. In addition, depending on the state, the Rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the Rider. A "covered person" under the Rider includes the Owner and the Owner's spouse, unless the Owner is a trust. If the Owner is a trust, a "covered person" includes the Annuitant and the Annuitant's spouse.

* If you elect to participate in the John Hancock Exchange Program, you will also lose any ancillary benefits, such as access to advice about elder care services and a list of long term care providers in your area.

Annuity Payments

The type and amount of annuity payments available to you under your John Hancock qualifying Contract will differ from that available under the New Contract.

TYPE OF ANNUITY PAYMENT. Both your John Hancock qualifying Contract and the New Contract provide for annuity payments that may be made on a fixed, variable, or combination fixed and variable basis.

Your John Hancock qualifying Contract guarantees that the following Annuity Options will be made available:

     -    Non-refund Life Annuity, and

     - Life Annuity with Payments Guaranteed for 5, 10 or 20 Years (Guaranteed Period is 3 to 30 years for DECLARATION and PATRIOT variable annuity contracts with limitations depending on age of Contract or certificate).

Annuity Options in addition to those that are contractually guaranteed may also be offered under your John Hancock qualifying Contract. You can obtain additional information on any additional Annuity Options currently available under your John Hancock qualifying Contract by calling John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company at the following number: (800) 824 - 0335.

The New Contract guarantees the following Annuity Options:

     -    Non-refund Life Annuity;

     -    Life Annuity with Payments Guaranteed for 10 Years;

     -    Joint & Survivor Non-refund Life Annuity; and

     -    Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years.

We may also offer Annuity Options from time to time that are in addition to those contractually guaranteed under a New Contract. These additional Annuity Options may differ from the Annuity Options available under your John Hancock qualifying Contract.

AMOUNT OF ANNUITY PAYMENTS. The annuity purchase rates guaranteed in the New Contract differ from the annuity purchase rates contained in the John Hancock qualifying Contracts. This means that even if the total Contract Value applied to the same type of annuity payment option were equal in amount, the initial annuity payment under a New Contract may differ from that under a John Hancock qualifying Contract.

In addition, the "assumed interest rate" used to determine the amount of a Variable Annuity payment under a New Contract differs from the "assumed interest rate" used to determine the amount of a Variable Annuity payment under a John Hancock qualifying Contract, as summarized below:

PRODUCT NAME                                  ASSUMED INTEREST RATE
------------             ----------------------------------------------------------------
Declaration                                             3.5%
Patriot
Revolution Access
Revolution Value         (Where permitted by state, Annuitant may elect to use 5% or 6%).

Accommodator 2000
Independence
Independence Preferred                                 3.50%
Independence 2000

Venture(R)                                             3.00%

You should carefully review your John Hancock qualifying Contract and the prospectus for that Contract for additional information on the calculation of annuity payments before you elect to participate in the John Hancock Exchange Program.

We pay compensation at a reduced rate for Contracts issued under the Program.

Broker-dealers sell the Contracts that we will issue under this Program through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors pays ongoing compensation with respect to Contracts issued under the Program (inclusive of wholesaler overrides and expense allowances) at an annual rate of up to 2.0% of Purchase Payments and up to 1.0% of the values of the Contract attributable to such Purchase Payments, in lieu of any other compensation described in this Prospectus.

Other Matters

There may be differences between a John Hancock qualifying Contract, as amended by tax-qualified retirement plan endorsements, and the New Contracts, as amended by similar Qualified Plan endorsements. If you are using a John Hancock qualifying Contract in connection with a tax-qualified retirement plan, you should consult a tax advisor before electing to participate in the John Hancock Exchange Program. See also "VIII. Federal Tax Matters" in this Prospectus and in the prospectus for your John Hancock qualifying Contract.

                APPENDIX E: Additional Availability of Guaranteed
                        Minimum Withdrawal Benefit Riders

Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders

This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:


     - Income Plus for Life (Quarterly Step-up Review)(if available in your state on your Anniversary; otherwise Income Plus for Life (Annual Step-up Review); or



     - Income Plus for Life - Joint Life(Quarterly Step-up Review) )(if available in your state on your Anniversary; otherwise Income Plus for Life - Joint Life (Annual Step-up Review); or


     - Principal Plus for Life or Principal Plus for Life Plus Automatic Step-up; or

     -    Principal Returns.

DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Yes, we impose several conditions:

     - Exchange of existing guaranteed minimum withdrawal benefit Rider - If you elect to purchase a new guaranteed minimum withdrawal benefit Rider for use with a previously issued Contract, your Contract must have a guaranteed minimum withdrawal benefit Rider in effect. We will terminate the existing guaranteed minimum withdrawal benefit Rider when you purchase a new guaranteed minimum withdrawal benefit Rider.

You may lose guaranteed lifetime income benefits, "accumulation benefits," "Bonuses," "Target Amount adjustments" and "Step-ups" under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new guaranteed minimum withdrawal benefit Rider.

     - No withdrawal charges in excess of $500 - You may not purchase a new guaranteed minimum withdrawal benefit if the withdrawal charges under your Contract are greater than $500. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $500 or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new guaranteed minimum withdrawal benefit Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.

You should review the annuity prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.

     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new guaranteed minimum withdrawal benefit Rider in one or more of the Investment Options we make available for that Rider. Your existing guaranteed minimum withdrawal benefit Rider may permit you to invest in Investment Options that are not available under a new guaranteed minimum withdrawal benefit Rider. If you choose to purchase a new guaranteed minimum withdrawal benefit Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new guaranteed minimum withdrawal benefit Rider before you can purchase the new Rider.

For more information regarding the currently available Investment Options for guaranteed minimum withdrawal benefit Riders, please see "VI. Optional Benefits." You should consult with your representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new guaranteed minimum withdrawal benefit Rider is best suited for your financial needs and risk tolerance.


     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new guaranteed minimum withdrawal benefit Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus for Life - Joint Life (Quarterly Step-up Review) Rider.


     - Settlement Phase Restriction - Your Contract must not be in the "Settlement Phase" under an existing guaranteed minimum withdrawal benefit Rider for you to elect to purchase a new guaranteed minimum withdrawal benefit Rider. The "Settlement Phase" occurs only when your Contract Value declines to zero and your existing guaranteed minimum withdrawal benefit Rider still has guaranteed benefits.

     - Different Rider - You cannot exchange your existing guaranteed minimum withdrawal benefit Rider for the same type of guaranteed minimum withdrawal benefit Rider (i.e., Income Plus for Life (Quarterly Step-up Review) for Income Plus for Life (Quarterly Step-up Review); Income Plus for Life - Joint Life (Quarterly Step-up Review) for Income Plus for Life - Joint Life (Quarterly Step-up Review); Principal Plus for Life for Principal Plus for Life; Principal Plus for Life Plus Automatic Step-up for Principal Plus for Life Plus Automatic Step-up; or Principal Returns for Principal Returns) unless we agree otherwise.


     - State of Issue Restriction - You may purchase a guaranteed minimum withdrawal benefit Rider only if it is then available in the state where we issued your Contract. You can find out if an optional guaranteed minimum withdrawal benefit Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078.

     - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any guaranteed minimum benefit Rider at any time. We also reserve the right to refuse to issue any new guaranteed minimum withdrawal benefit Rider at our sole discretion.

Before you purchase a new guaranteed minimum withdrawal benefit Rider:

     - compare the fees, benefits and restrictions of any existing guaranteed minimum withdrawal benefit Rider to your Contract with the fees, benefits and restrictions of the new Rider; and

     - consult with your representative to determine if the new Rider is appropriate for your needs and financial circumstances.

WHEN CAN I ELECT TO PURCHASE A NEW MINIMUM GUARANTEED BENEFIT RIDER?

We provide a thirty day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $500 or less at that time) for you to elect a new guaranteed minimum withdrawal benefit Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new guaranteed minimum withdrawal benefit Rider.

We also provide a thirty day Election Period in certain circumstances for a Beneficiary to elect to purchase a guaranteed minimum withdrawal benefit Rider following the death of an Owner in exchange for a then existing Rider. Under our current administrative procedures, you cannot exchange an existing guaranteed minimum withdrawal benefit Rider for a new Rider during the first Contract Year.

We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.

HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?

We charge you the annual Rider fee under your existing guaranteed minimum withdrawal benefit Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new guaranteed minimum withdrawal benefit Rider (i.e., the start of an Election Period). If you purchase a new guaranteed minimum withdrawal benefit Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:


                                                INCOME PLUS
                                                 FOR LIFE -
                  INCOME PLUS                   JOINT LIFE
                   FOR LIFE       INCOME PLUS    (QUARTERLY               INCOME PLUS                 PRINCIPAL
                  (QUARTERLY       FOR LIFE       STEP-UP    INCOME PLUS   FOR LIFE -                  PLUS FOR
                    STEP-UP       (QUARTERLY      REVIEW)     FOR LIFE    JOINT LIFE                  LIFE PLUS
FEES DEDUCTED   REVIEW)(issued      STEP-UP       (issued      (ANNUAL      (ANNUAL                   AUTOMATIC
FROM CONTRACT     outside New   REVIEW)(issued  outside New    STEP-UP      STEP-UP      PRINCIPAL      ANNUAL   PRINCIPAL
  VALUE(1)           York)       in New York)      York)       REVIEW)      REVIEW)    PLUS FOR LIFE   STEP-UP    RETURNS
--------------  --------------  --------------  -----------  -----------  -----------  -------------  ---------  ---------
Maximum Fee(2)       1.20%          1.20%          1.20%        1.20%         1.20%         0.75%        1.20%      0.95%
Current Fee          0.75%          0.70%          0.75%        0.60%         0.60%         0.40%        0.60%      0.50%



(1) Fees are shown as a percentage of the "Adjusted Benefit Base" for Income Plus for Life Series and as a percentage of the "Adjusted Guaranteed Withdrawal Balance" for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns.

(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-up of the "Benefit Base" (Income Plus for Life Series) or "Guaranteed Withdrawal Balance" (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns) to equal the Contract Value.


Please see "VI. Optional Benefits" for additional information on the fee for each guaranteed minimum withdrawal benefit Rider.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?


Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our guaranteed minimum withdrawal benefit Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction may be more or less than the amount you can withdraw without a reduction under your existing guaranteed minimum withdrawal benefit Rider.


The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing minimum guaranteed benefit Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:


                                          INCOME PLUS
                              INCOME      FOR LIFE -                     PRINCIPAL PLUS FOR
INITIAL ANNUAL GUARANTEE     PLUS FOR     JOINT LIFE       PRINCIPAL     LIFE PLUS AUTOMATIC    PRINCIPAL
      ON NEW RIDER          LIFE SERIES      SERIES      PLUS FOR LIFE      ANNUAL STEP-UP       RETURNS
-------------------------   -----------   -----------   --------------   -------------------   ----------
Guaranteed Withdrawal           Not            Not         5.0% of         5.0% of Contract      8.0% of
Amount(1)                   applicable     applicable   Contract Value          Value           Contract
                                                                                                 Value

Lifetime Income Amount(2)     5.0% of      4.75% of       5.0% of          5.0% of Contract        Not
                              Contract      Contract    Contract Value          Value          applicable
                                Value        Value


(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. The maximum Guaranteed Withdrawal Amount for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up is $250,000. The maximum Guaranteed Withdrawal Amount for Principal Returns is $400,000.


(2) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus for Life - Joint Life (Quarterly Step-up Review)) is at least 58 1/2 at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the annuity prospectus. The maximum Lifetime Income Amount for Income Plus for Life (Quarterly Step-up Review), Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up is $250,000. The maximum Lifetime Income Amount for Income Plus for Life - Joint Life (Quarterly Step-up Review) is $237,500.


Please see "VI. Optional Benefits" for additional information about reductions and the annual "permitted" amounts under a new guaranteed minimum withdrawal benefit Rider.

We will decrease amounts guaranteed under a guaranteed minimum withdrawal benefit Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing guaranteed minimum withdrawal benefit Rider.

WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

If you purchase a guaranteed minimum withdrawal benefit Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider and may be more or less than other benefits under your existing minimum guaranteed withdrawal benefit Rider:


     Bonuses. Each time you qualify for the Lifetime Income Bonus applicable to Income Plus for Life (Quarterly Step-up Review) or Income Plus for Life - Joint Life (Quarterly Step-up Review), we will increase the Benefit Base by a Bonus. The Bonus will be equal to:



     - 7% of total Purchase Payments to your Contract if we did not previously Step-up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise



     - 7% of the Benefit Base immediately after the latest Step-up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.

     For Contracts issued in New York, the Bonus will be equal to:



          - 6% of total Purchase Payments to your Contract through the Contract Anniversary after you turn 61, then 7% thereafter, if we did not previously Step-up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise



          - 6%, through the Contract Anniversary after you turn 61, then 7% thereafter, of the Benefit Base immediately after the latest Step-up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or reduction. This means that a Bonus will not decrease after the latest Step-up and will not increase after the latest reduction.



          - If you are age 61 or older at issue, the 7% rate applies immediately.



     - "Target Amount" Adjustment (Income Plus for Life (Quarterly Step-up Review), Income Plus for Life - Joint Life (Quarterly Step-up Review)). We establish the "Target Date" for the "Target Amount" adjustment (described in the Income Plus for Life (Quarterly Step-up Review) Series section of "VI. Optional Benefits") as the later of the end of the first 10 Contract Years following your purchase of the new Rider or the Contract Anniversary on or next following the date the Covered Person (the younger Covered Person, in the case of Income Plus for Life - Joint Life (Quarterly Step-up Review)) attains age 69.


     - Accumulation Benefit (Principal Returns). We will establish the "Accumulation Benefit" (described in the Principal Returns Rider section in "VI. Optional Benefits") on the 10th Contract Anniversary following your purchase of the new Rider.

Impact of Purchase Payments

Since the initial guarantees and other benefits under a new guaranteed minimum withdrawal benefit Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see "VI. Optional Benefits" for additional information about "Step-ups" and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.

WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?

Effect of withdrawals


We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus for Life (Quarterly Step-up Review) or an Income Plus for Life - Joint Life Rider(Quarterly Step-up Review), we will reduce the death benefit on a pro rata basis. If you purchase an Income Plus for Life (Annual Step-up Review) or an Income Plus for Life - Joint Life Rider(Annual Step-up Review), we will reduce the death benefit on a dollar for dollar basis if you limit your annual withdrawals (including applicable withdrawal charges, if any) to the Lifetime Income Amount for that Rider. If you take annual withdrawals in excess of that amount, we will deduct the entire amount of that withdrawal on a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal.) We reduce the death benefit on a pro rata basis under Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or a Principal Returns Rider. Please see "VI. Optional Benefits" for additional information on the effect of withdrawals under a guaranteed minimum withdrawal benefit Rider.


Continuation of Contract after death benefits become payable

Coverage under any of our guaranteed minimum withdrawal benefit Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a guaranteed minimum withdrawal benefit Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).

CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each guaranteed minimum withdrawal benefit Rider ends as described in its respective section in "VI. Optional Benefits."

CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each guaranteed minimum withdrawal benefit Rider may continue as described in its respective section in "VI. Optional Benefits."

If death occurs during a Rider's "Settlement Phase," however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.

You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

 APPENDIX F: Additional Information about Income Plus for Life (Annual Step-up
                                 Review) Series



This Appendix provides information about a version of the Income Plus for Life Series that we make available in states where the Income Plus for Life (Quarterly Step-up Review) and/or Income Plus for Life - Joint Life (Quarterly Step-up Review) is unavailable. Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in NY: 1-800-551-2078) for current information about the version of the Income Plus for Life Series that is available in your state.



We refer to the Income Plus for Life (Annual Step-up Review) and Income Plus for Life - Joint Life (Annual Step-up Review) Riders collectively as the "INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES" Riders.



The general description of our guaranteed minimum withdrawal benefit Riders contained in "IV. Optional Benefits" also applies to the Income Plus for Life (Annual Step-up Review) Series. In particular, you should read the sections on:



     -    Availability, including age restrictions,



     - Restrictions on Purchase Payments, and Impact of Additional Purchase Payments on Benefit Base and Lifetime Income Amount,



     - Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments,



     -    Additional Annuity Options,



     -    Tax Considerations, and



     -    Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders



FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the fee for either of these Riders on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.



FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS



Income Plus for Life (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount," during the Accumulation Period. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Covered Person is age 59 1/2 or older when you purchase tHe Income Plus for Life Rider (age 61 or older for Riders issued in New York), the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, the Rider guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page ___). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



The Income Plus for Life (Annual Step-Up Review) Rider issued in the state of New York (the "NY Income Plus for Life Rider") includes differences in its Lifetime Income Date and Lifetime Income Bonuses from the features of such Riders issued outside of New York. We describe the NY Income Plus for Life Rider differences in the discussions of these features in this Appendix. We also provide examples to illustrate hypothetical results of Contracts with a NY Income Plus for Life Rider in Appendix D. In all other respects, including the Rider fee, the NY Income Plus for Life Rider is the same as the Income Plus for Life Rider.



Definitions



Unless specified otherwise, the following definitions apply to both the Income Plus for Life and Income Plus for Life - Joint Life Riders:



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:



     -    the Covered Person attains age 95 under Income Plus for Life; or



     -    the older Owner attains age 95 under Income Plus for Life-Joint Life.



BENEFIT BASE means:

     -    a value we use to determine the Lifetime Income Amount.



     - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.



     - We may adjust the Benefit Base to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.



     -    The maximum Benefit Base is $5 million.



Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount.



BONUS OR LIFETIME INCOME BONUS means an increase in the Benefit Base at the end of each Contract Year during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during that Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



     - 7% (6% for Income Plus for Life Riders issued in New York)of total Purchase Payments to your Contract if we did not previously Step-up or Reset the Benefit Base and/or the Lifetime Income Amount; otherwise



     - 7% (6% for Income Plus for Life Riders issued in New York)of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.



In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."



BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means:



     -    Initially, the first 10 Contract Years;



     -    Each time a Step-up occurs, the Bonus Period extends to the lesser of:
          (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



COVERED PERSON means (for Income Plus for Life):



     - The person whose life we use to determine the duration of the Lifetime Income Amount payments;



     - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.



COVERED PERSON means (for Income Plus for Life - Joint Life):



     - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.



     - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.



(For Income Plus for Life - Joint Life Non-Qualified Contracts):



     -    both the spouses must be named as co-Owners of the Contract; or



     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.



(For Income Plus for Life - Joint Life Qualified Contracts):



     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



     -    the Owner's spouse must be the designated Beneficiary.



A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page____ for additional information on the impact of divorce.)



EXCESS WITHDRAWAL means:



     - (for Income Plus for Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 5.0% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments;



     - (for Income Plus for Life - Joint Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 4.75% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; and

     - (for Income Plus for Life and Income Plus for Life - Joint Life) Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.



LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:



     - (for Income Plus for Life) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



     - (for Income Plus for Life - Joint Life) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.



We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



Any reduction or increase in the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount.



LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:



     - (for Income Plus for Life) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income DaTe is the Anniversary Date on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).



     - (for Income Plus for Life - Joint Life) both you and your spouse are age 58 1/2 or older at the time; otherwise, the Anniversary Date on, Or immediately following, the date the younger spouse would attain age 58 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



RESET means a reduction of the Benefit Base if you take Excess Withdrawals.



STEP-UP means an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:



     -    the Contract Value immediately after the withdrawal; or



     -    the Benefit Base minus the Withdrawal Amount.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the



Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 5% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section, below.)



After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



     -    the Contract Value immediately after the Excess Withdrawal.



After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. IF YOU TAKE AN EXCESS WITHDRAWAL, IT COULD LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) AND THEN YOU TAKE AN EXCESS WITHDRAWAL, IT COULD SIGNIFICANTLY REDUCE YOUR LIFETIME INCOME AMOUNT.



In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy

Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.



The Income Plus for Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase," in this section, below). The Income Plus for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



We reduce your Contract Value each time you take a withdrawal.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus for Life, we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



     - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,



     - you purchased the Income Plus for Life Rider before the Covered Person attained age 58 1/2 (age 61 for New York Income Plus for Life Riders), and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 5% of the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:



     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



          -    the Withdrawal Amount ; divided by



          -    the Contract Value before the withdrawal.



We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.



INCREASES IN THE BENEFIT BASE.  We will increase the Benefit Base:



     - by any applicable Bonus if you take no withdrawals during certain Contract Years;



     -    by any applicable Step-up to reflect certain increases in Contract
          Value;



     - to an established Target Amount if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and



     - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page ___).



Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.



LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 7% (6% for NY Income Plus for Life Riders) of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise



     - 7% (6% for NY Income Plus for Life Riders) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.



Step-ups will increase the Benefit Base and the Lifetime Income Amount.



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page __). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Income Plus for Life Fee" on page __). If you decline the Step-up, the fee rate will not be increased.



Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.



TARGET AMOUNT. If you take no withdrawals under your Contract from the effective date of the Income Plus for Life Rider until the applicable "Target Date," we will calculate a "Target Amount" and increase the Benefit Base on the Target Date to equal the greater of:



     - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or



     -    the Target Amount.



The "Target Date" is the later of:



     - the 10th Contract Anniversary after the effective date of the Income Plus for Life Rider; or



     - the Contract Anniversary on or next following the date the Covered Person attains age 69.



The "Target Amount" is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuity Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



          - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or



          - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



          - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 DistributionS, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life.



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 58 1/2 (age 61 for NY Income Plus for Life Riders - see below) and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. We will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Benefit Base or Lifetime Income Amount.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life's "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.



At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:



          - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



          - If you purchased the Income Plus for Life Rider before the Covered Person attained age 58 1/2 (age 61 for NY Income Plus for Life Riders), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).



          - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED OWNER IS:     THEN INCOME PLUS FOR LIFE:
-------------------------     ------------------------------------------------------------
1.   Not the Covered Person   -    may continue if the Beneficiary elects to continue
     and the Beneficiary is        the Contract within the time we permit under our
     the decedent's spouse         administrative rules. We will automatically increase
                                   the Benefit Base to equal the initial death benefit
                                   we determine, if the death benefit is greater than
                                   the Benefit Base prior to our determination. We will
                                   also recalculate the Lifetime Income Amount to equal
                                   5% of the recalculated Benefit Base and will assess
                                   the Rider Fee based on the recalculated Benefit Base.

                              -    enters its Settlement Phase if a subsequent
                                   withdrawal would deplete the Contract Value to zero,
                                   and the remaining Lifetime Income Amount for the year
                                   of withdrawal is still greater than zero.

                              -    continues to be eligible for any remaining Bonus
                                   amounts and Step-ups, and a Target Amount adjustment,
                                   but we will change the date we determine and apply
                                   these benefits to future anniversaries of the date we
                                   determine the initial death benefit. We will permit
                                   the spouse to opt out of an increase in the Benefit
                                   Base, if any, to reflect the initial death benefit
                                   and any future Step-ups if we increase the rate of
                                   the Income Plus for Life fee at that time.

2.   Not the Covered Person   -    may continue in the same manner as 1.
     and the Beneficiary is
     not the deceased         -    enters its Settlement Phase if a subsequent
     Owner's spouse                withdrawal would deplete the Contract Value to zero,
                                   and the remaining Lifetime Income Amount for the year
                                   of withdrawal is still greater than zero.

                              -    does not continue to be eligible for any Bonus
                                   amounts and Step-ups, or a Target Amount adjustment.
                                   We will permit the Beneficiary to opt out of an
                                   increase in the Benefit Base, if any, to reflect the
                                   initial death benefit if we increase the rate of the
                                   Income Plus for Life fee at that time.

3.   The Covered Person and   -    ends without any further benefit.
     the Beneficiary is the
     deceased Owner's
     spouse

4.   The Covered Person and   -    ends without any further benefit.
     the Beneficiary is not
     the deceased Owner's
     spouse



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



TERMINATION. You may not terminate the Income Plus for Life Rider once it is in effect. However, the Income Plus for Life Rider will terminate automatically upon the earliest of:



          - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



          -    the date an Annuity Option begins;



          -    the date the Contract Value and the Benefit Base both equal zero;



          -    the death of the Covered Person; or



          -    termination of the Contract.

The addition of Income Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain Age 58 1/2 (age 61 for NY Income Plus for Life Riders) and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life is suitable for your needs, especially at older ages.



EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Income Plus for Life.



INCOME PLUS FOR LIFE - JOINT LIFE
(not available in New York or for non-Qualified Contracts in New Jersey)



Three main differences between Income Plus For Life - Joint Life and Income Plus for Life are:



          - Income Plus for Life - Joint Life offers a Lifetime Income Amount of 4.75%, where Income Plus for Life offers a Lifetime Income Amount of 5%;



          - Income Plus for Life - Joint Life guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age 58 1/2, where Income Plus for Life guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 58 1/2;



          - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life is based on the Anniversary after the single Covered Person attains age 69.



The Income Plus for Life - Joint Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. If both you and your spouse are age 58 1/2 or older when you purchase the Income Plus for Life Rider, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life Rider.



If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page ___). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:



          -    the Contract Value immediately after the withdrawal; or



          -    the Benefit Base minus the Withdrawal Amount for that Contract
               Year.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 4.75% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section below.)



After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



          - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



          -    the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.



The Income Plus for Life - Joint Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" in this section below.) In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Income Plus for Life - Impact of Withdrawals" on page ___.) The Income Plus for Life - Joint Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



We reduce your Contract Value each time you take a withdrawal.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase the Income Plus for Life - Joint Life Rider, we will adjust the way we calculate the death benefit payable under your Contract upon death of the first Owner (or deemed Owner if the Owner is not a natural person) to die during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



          - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,



          - if you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 58 1/2, you limit your withdrawaLs (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 4.75% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. To do this, we reduce the Guaranteed Minimum Death Benefit by an amount equal to:



          - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



          -    the Withdrawal Amount; divided by



          -    the Contract Value before the withdrawal.



We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:



          - by any applicable Bonus if you take no withdrawals during certain Contract Years;



          - by any applicable Step-up to reflect certain increases in Contract Value;



          - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and
               (b) the Contract Anniversary at the end of 10 Contract Years; and



          - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page ___).



Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.



LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



     - 7% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise



     - 7% of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.



Step-ups will increase the Benefit Base and the Lifetime Income Amount.



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page __). The new Lifetime Income Amount will equal 4.75% of the Benefit Base value after the Step-up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.



Step-up may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.



TARGET AMOUNT. If you take no withdrawals under your Contract from the Income Plus for Life - Joint Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:




     - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or



     -    the Target Amount.



The "Target Date" is the later of:



     - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life Rider; or



     - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.



The "Target Amount" is 200% of the initial Purchase Payment made in the first Contract Year plus 100% of all additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuity Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life-Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life will enter its Settlement Phase as described in "Income Plus for Life-Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life benefit during the Settlement Phase.



At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.



     - If you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 58 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).



     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life Rider fee (See "Fee for Income Plus for Life - Joint Life" on page ___). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.



If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Persons" above). If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



TERMINATION. The Income Plus for Life - Joint Life Rider terminates in accordance with the "Income Plus for Life-Termination" section, above.

You should consult with your representative to assist you in determining whether the Income Plus for Life - Joint Life Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must attain age 58 1/2 and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life Rider.



EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life Rider.

                 APPENDIX U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

     -    Venture Contracts (Venture 2006) with no optional benefit Riders;

     - Previously issued Venture Contracts (Ven 24, Ven 22 and Ven 20) with no optional benefit Riders; and

     - Venture Contracts (Venture 2006) issued with an Annual Step Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture New Sales (24,22, 20 and Venture 2006)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

               ACCUMULATION UNIT VALUES- VENTURE VARIABLE ANNUITY

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.542877         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  6,729,131         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    379,845         --         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.521933         --         --         --        --        --       --       --       --       --
   Ven 22, 20 No. of Units    1,357,916         --         --         --        --        --       --       --       --       --
   Ven 24 No. of Units           41,834         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.513569         --         --         --        --        --       --       --       --       --
   No. of Units                 224,200         --         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.492664         --         --         --        --        --       --       --       --       --
   No. of Units                  75,948         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year            --         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.526116         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  3,073,847         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    352,031         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.496843         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    154,513         --         --         --        --        --       --       --       --       --

AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.104653  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.311461  13.104653         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  9,402,750  2,920,678         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    966,217    302,519         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     13.039904  12.417864  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.212434  13.039904  12.417864         --        --        --       --       --       --       --
   Ven 22, 20 No. of Units    6,308,370  5,334,662  2,340,443         --        --        --       --       --       --       --
   Ven 24 No. of Units          755,350    703,819    295,255         --        --        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.074270  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.233949  13.074270         --         --        --        --       --       --       --       --
   No. of Units                 421,961    122,925         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     12.975650  12.399892  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.101156  12.975650  12.399892         --        --        --       --       --       --       --
   No. of Units                 864,609    787,772    271,239         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.087295  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.267122  13.087295         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  3,701,792    858,785         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    429,201     81,908         --         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     12.984817  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.116997  12.984817         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    299,431    106,009         --         --        --        --       --       --       --       --

AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.569098         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  1,550,712         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     73,910         --         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.564875         --         --         --        --        --       --       --       --       --
   Ven 22, 20 No. of Units       88,937         --         --         --        --        --       --       --       --       --
   Ven 24 No. of Units            5,294         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year              --         --         --         --        --        --       --       --       --       --
   No. of Units                      --         --         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.558969         --         --         --        --        --       --       --       --       --
   No. of Units                   1,148         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.565720         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    315,192         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     24,400         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year              --         --         --         --        --        --       --       --       --       --
   No. of Units                      --         --         --         --        --        --       --       --       --       --

AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.564476         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  1,022,861         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      7,195         --         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.560256         --         --         --        --        --       --       --       --       --
   Ven 22, 20 No. of Units      435,995         --         --         --        --        --       --       --       --       --
   Ven 24 No. of Units            8,643         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.558567         --         --         --        --        --       --       --       --       --
   No. of Units                   5,085         --         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.554350         --         --         --        --        --       --       --       --       --
   No. of Units                   6,094         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.561100         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    543,639         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     51,445         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year              --         --         --         --        --        --       --       --       --       --
   No. of Units                      --         --         --         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.251978         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  2,429,590         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    171,995         --         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.229848         --         --         --        --        --       --       --       --       --
   Ven 22, 20 No. of Units      576,988         --         --         --        --        --       --       --       --       --
   Ven 24 No. of Units           36,695         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.221007         --         --         --        --        --       --       --       --       --
   No. of Units                  55,061         --         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.198933         --         --         --        --        --       --       --       --       --
   No. of Units                  25,146         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.234271         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  1,502,544         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    170,670         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.203346         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     66,583         --         --         --        --        --       --       --       --       --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.524826         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    742,659         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     54,291         --         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.502241         --         --         --        --        --       --       --       --       --
   Ven 22, 20 No. of Units      547,653         --         --         --        --        --       --       --       --       --
   Ven 24 No. of Units           55,578         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year      13.493224        --        --        --        --        --       --       --       --       --
   No. of Units                 15,922        --        --        --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.470700         --         --         --        --        --       --       --       --       --
   No. of Units                  37,295         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.506760         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    465,669         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     47,971         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.475199         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     20,843         --         --         --        --        --       --       --       --       --

AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.862693  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.206595  12.862693         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  7,271,861  2,853,777         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    697,532    257,316         --         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     20.766845  19.206559  16.849842  15.269062 12.500000        --       --       --       --       --
   Value at End of Year       22.878996  20.766845  19.206559  16.849842 15.269062        --       --       --       --       --
   Ven 22, 20 No. of Units   14,641,379 16,173,347 15,171,705 11,353,014 1,914,838        --       --       --       --       --
   Ven 24 No. of Units        1,790,257  1,874,727  1,606,897  1,046,035   284,976        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.832875   12.500000         --         --        --        --       --       --       --       --
   Value at End of Year      14.123869   12.832875         --         --        --        --       --       --       --       --
   No. of Units                322,194     113,338         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     20.503034  19.028876  16.752296  15.234022 12.500000        --       --       --       --       --
   Value at End of Year       22.508993  20.503034  19.028876  16.752296 15.234022        --       --       --       --       --
   No. of Units               1,374,398  1,449,360  1,208,296    603,913    60,829        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.845651  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.159271  12.845651         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  2,871,284    902,530         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    319,197    101,357         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     20.540520  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       22.561487  20.540520         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    129,903     54,638         --         --        --        --       --       --       --       --

AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.519391  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.962203  13.519391         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  7,254,372  2,666,182         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    708,752    252,577         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     19.557000  17.302782  16.665076  15.387946 12.500000        --       --       --       --       --
   Value at End of Year       20.146868  19.557000  17.302782  16.665076 15.387946        --       --       --       --       --
   Ven 22, 20 No. of Units   11,988,857 13,399,904 12,347,704  9,224,537 1,316,880        --       --       --       --       --
   Ven 24 No. of Units        1,510,475  1,549,856  1,351,548    739,263   188,796        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.488057  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.880910  13.488057         --         --        --        --       --       --       --       --
   No. of Units                 307,462    106,288         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     19.308566  17.142690  16.568595  15.352637 12.500000        --       --       --       --       --
   Value at End of Year       19.821062  19.308566  17.142690  16.568595 15.352637        --       --       --       --       --
   No. of Units               1,406,020  1,443,864  1,241,490    601,754    71,293        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.501467  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.915693  13.501467         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  2,556,774    817,371         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    319,506     89,819         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     19.343844  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       19.867263  19.343844         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    140,378     57,831         --         --        --        --       --       --       --       --

AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.991079         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    549,139         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     40,280         --         --         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.971055         --         --         --        --        --       --       --       --       --
   Ven 22, 20 No. of Units      135,830         --         --         --        --        --       --       --       --       --
   Ven 24 No. of Units            7,102         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.963058         --         --         --        --        --       --       --       --       --
   No. of Units                  13,207         --         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.943071         --         --         --        --        --       --       --       --       --
   No. of Units                   7,723         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.975058         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    328,921         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     39,792         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.947056         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     19,210         --         --         --        --        --       --       --       --       --

AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.246956  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.636326  13.246956         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  4,853,763  2,111,439         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    411,607    154,671         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     26.881343  23.037853  19.328401  16.507632 12.500000        --       --       --       --       --
   Value at End of Year       31.650335  26.881343  23.037853  19.328401 16.507632        --       --       --       --       --
   Ven 22, 20 No. of Units    6,569,762  7,449,417  6,681,967  4,198,494   396,104        --       --       --       --       --
   Ven 24 No. of Units          692,089    759,897    628,975    336,815    63,121        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.216247  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.545299  13.216247         --         --        --        --       --       --       --       --
   No. of Units                 186,353     61,403         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     26.539979  22.824807  19.216554  16.469766 12.500000        --       --       --       --       --
   Value at End of Year       31.138706  26.539979  22.824807  19.216554 16.469766        --       --       --       --       --
   No. of Units                 633,562    701,909    600,927    296,847    20,409        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.229400  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.584250  13.229400         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  1,844,171    768,897         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    222,998     94,957         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     26.588492  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       31.211299  26.588492         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     75,121     26,669         --         --        --        --       --       --       --       --

AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       14.952173         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    332,536         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     19,243         --         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       14.927231         --         --         --        --        --       --       --       --       --
   Ven 22, 20 No. of Units    1,007,816         --         --         --        --        --       --       --       --       --
   Ven 24 No. of Units           68,534         --         --         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       14.917262         --         --         --        --        --       --       --       --       --
   No. of Units                  10,310         --         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       14.892370         --         --         --        --        --       --       --       --       --
   No. of Units                  50,049         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       14.932215         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    165,866         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     17,763         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       14.897351         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     19,671         --         --         --        --        --       --       --       --       --

BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.197444  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.677763  13.197444         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    171,765     25,056         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      9,529         --         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     15.641889  14.510506  13.965409  13.013611 10.228826 12.500000       --       --       --       --
   Value at End of Year       17.352727  15.641889  14.510506  13.965409 13.013611 10.228826       --       --       --       --
   Ven 22, 20 No. of Units    2,143,893  2,186,132  2,426,185  2,127,087 1,464,888   434,406       --       --       --       --
   Ven 24 No. of Units          500,108    563,575    617,713    441,455   236,960    28,105       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.166852  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.592304  13.166852         --         --        --        --       --       --       --       --
   No. of Units                  17,595      1,696         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     15.390317  14.327062  13.837048  12.939311 10.206043 12.500000       --       --       --       --
   Value at End of Year       17.013665  15.390317  14.327062  13.837048 12.939311 10.206043       --       --       --       --
   No. of Units                 308,579    368,089    397,493    341,742   224,970   114,270       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.179963  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.628872  13.179963         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    140,284     13,401         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      3,973        204         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     15.430402  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       17.061698  15.426010         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      1,528         --         --         --        --        --       --       --       --       --

CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.644128  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.918979  12.644128         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     65,574     27,363         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      1,827        145         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     14.830680  14.735093  13.141851  12.201755  9.565574 12.500000       --       --       --       --
   Value at End of Year       16.285011  14.830680  14.735093  13.141851 12.201755  9.565574       --       --       --       --
   Ven 22, 20 No. of Units    1,258,046  1,464,036    530,176    495,548   488,134   171,283       --       --       --       --
   Ven 24 No. of Units          299,010    343,262    104,358     97,774    75,332    11,847       --       --       --       --
   Ven 22, 20 No. of Units           --         --  1,462,644         --        --        --       --       --       --       --
   Ven 24 No. of Units               --         --      1,392         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year           -- 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year             --        --        --        --        --        --       --       --       --       --
   No. of Units                     --        --        --        --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    14.592150 14.548803 13.021044 12.132085  9.544262 12.500000       --       --       --       --
   Value at End of Year      15.966792 14.592150 14.548803 13.021044 12.132085  9.544262       --       --       --       --
   No. of Units                212,786   231,822    53,271    46,250    44,089    26,055       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.627361 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year      13.872597 12.627361        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units    32,083    13,681        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units     1,363     1,301        --        --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year           -- 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year             --        --        --        --        --        --       --       --       --       --
   No. of Units                     --        --        --        --        --        --       --       --       --       --

CLASSIC VALUE TRUST - SERIES II SHARES (units first credited 5-01-2004)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.736312 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year      11.839676 13.736312        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units    67,302    40,767        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units     6,261       723        --        --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    16.939814 14.829719 13.768228 12.500000        --        --       --       --       --       --
   Value at End of Year      14.564185 16.939814 14.829719 13.768228        --        --       --       --       --       --
   Ven 22, 20 No. of Units     534,747   656,894   343,944   195,690        --        --       --       --       --       --
   Ven 24 No. of Units          11,133    22,341     9,440     6,324        --        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.704490 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year      11.770727 13.704490        --        --        --        --       --       --       --       --
   No. of Units                  5,497     1,487        --        --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    16.783055 14.743839 13.736322  1.500000        --        --       --       --       --       --
   Value at End of Year      14.378685 16.783055 14.743839 13.736322        --        --       --       --       --       --
   No. of Units                 34,122    53,842    27,406     7,505        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.718115 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year      11.800223 13.718115        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units    16,592     8,158        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units     1,808     1,154        --        --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    16.805360 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year      14.405039 16.805360        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units       333       283        --        --        --        --       --       --       --       --

CORE EQUITY TRUST - SERIES II SHARES (units first credited 5-03-2004)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.421012 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year      12.462984 13.421012        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units    39,515    14,013        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units     2,149        --        --        --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    15.418698 14.684818 14.078764 12.500000        --        --       --       --       --       --
   Value at End of Year      14.282100 15.418698 14.684818 14.078764        --        --       --       --       --       --
   Ven 22, 20 No. of Units     685,540   955,476   942,809   450,684        --        --       --       --       --       --
   Ven 24 No. of Units         186,815   186,501   159,623    55,365        --        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.389902 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year      12.390386 13.389902        --        --        --        --       --       --       --       --
   No. of Units                  2,850       104        --        --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    15.275960 14.599758 14.046138 12.500000        --        --       --       --       --       --
   Value at End of Year      14.100150 15.275960 14.599758 14.046138        --        --       --       --       --       --
   No. of Units                 71,839    82,006    68,485    34,607        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.403216 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year      12.421440 13.403216        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units    16,175     9,117        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units     1,058        --        --        --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    15.296266 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year      14.125997 15.296266        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units       403       373        --        --        --        --       --       --       --       --

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.771813 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year      14.043799 13.771813        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units   277,900   121,397        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units    38,501     9,075        --        --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    17.458263 14.906785 14.574243 12.896314 10.428974 12.500000       --       --       --       --
   Value at End of Year      17.758370 17.458263 14.906785 14.574243 12.896314 10.428974       --       --       --       --
   Ven 22, 20 No. of Units   2,894,629 3,176,778 3,409,793 3,133,404 2,265,670   755,595       --       --       --       --
   Ven 24 No. of Units         812,147   841,497   854,852   694,773   430,625    94,077       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.739902 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year      13.962040 13.739902        --        --        --        --       --       --       --       --
   No. of Units                 24,969     7,023        --        --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    17.177495 14.718317 14.440278 12.822685 10.405752 12.500000       --       --       --       --
   Value at End of Year      17.411394 17.177495 14.718317 14.440278 12.822685 10.405752       --       --       --       --
   No. of Units                524,235   572,491   588,478   543,232   422,296   208,253       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.753568 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year      13.997031 13.753568        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units   141,008    53,618        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units    11,020     5,618        --        --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    17.217347 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year      17.460563 17.217347        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units    14,806        --        --        --        --        --       --       --       --       --

FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    14.421130 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year      13.267534 14.421130        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units    68,733    27,178        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units     7,731     3,941        --        --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    19.158558 15.824584 14.638053 13.484576 10.250809 12.500000       --       --       --       --
   Value at End of Year      17.581723 19.158558 15.824584 14.638053 13.484576 10.250809       --       --       --       --
   Ven 22, 20 No. of Units     543,766   590,069   550,055   560,302   458,935   140,405       --       --       --       --
   Ven 24 No. of Units          97,962   101,990   101,634   101,308    68,399     5,638       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    14.387732 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year      13.190296 14.387732        --        --        --        --       --       --       --       --
   No. of Units                 11,520     7,082        --        --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    18.850460 15.624517 14.503495 13.407583 10.227986 12.500000       --       --       --       --
   Value at End of Year      17.238200 18.850460 15.624517 14.503495 13.407583 10.227986       --       --       --       --
   No. of Units                 60,614    68,673    62,037    69,672    56,204    28,212       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     14.402026 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.223323 14.402026        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units     46,458    20,886        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units      2,896       741        --        --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     18.894186 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       17.286880 18.894186        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units      2,636     1,101        --        --        --        --       --       --       --       --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year       12.012984        --        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units 17,047,722        --        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units  1,077,236        --        --        --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year       11.992919        --        --        --        --        --       --       --       --       --
   Ven 22, 20 No. of Units    1,581,970        --        --        --        --        --       --       --       --       --
   Ven 24 No. of Units          115,571        --        --        --        --        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year       11.984904        --        --        --        --        --       --       --       --       --
   No. of Units                 513,377        --        --        --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year       11.964887        --        --        --        --        --       --       --       --       --
   No. of Units                 214,748        --        --        --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year       11.996932        --        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units  6,802,677        --        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units    428,009        --        --        --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year       11.968888        --        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units    350,415        --        --        --        --        --       --       --       --       --

FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.634997 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       14.000385 13.634997        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units  1,694,582   874,971        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units    106,112    22,139        --        --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     17.922699 15.909335 14.841649 13.505688 10.570024 12.500000       --       --       --       --
   Value at End of Year       18.356774 17.922699 15.909335 14.841649 13.505688 10.570024       --       --       --       --
   Ven 22, 20 No. of Units    3,114,177 3,280,406 2,868,900 2,054,168 1,347,482   419,804       --       --       --       --
   Ven 24 No. of Units          588,265   622,613   531,230   437,675   282,797    87,372       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.603394 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.918852 13.603394        --        --        --        --       --       --       --       --
   No. of Units                  55,943     3,990        --        --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     17.634502 15.708228 14.705246 13.428610 10.546509 12.500000       --       --       --       --
   Value at End of Year       17.998130 17.634502 15.708228 14.705246 13.428610 10.546509       --       --       --       --
   No. of Units                 406,769   443,412   429,488   385,620   222,592    99,581       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.616927 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year       13.953732 13.616927        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units    694,706   391,049        --        --        --        --       --       --       --       --
   Venture 2006 No. of Units    117,272    66,916        --        --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED       ENDED     ENDED       ENDED      ENDED    ENDED    ENDED     ENDED   ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     17.675396 12.500000          --         --        --        --       --       --       --       --
   Value at End of Year       18.048958 17.675396          --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     51,413     4,879          --         --        --        --       --       --       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.316577 12.500000          --         --        --        --       --       --       --       --
   Value at End of Year       13.804581 13.316577          --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  1,356,944   640,756          --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     69,351    15,679          --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     16.405210 14.685735   14.057979  12.669816 10.159257 12.500000       --       --       --       --
   Value at End of Year       16.963701 16.405210   14.685735  14.057979 12.669816 10.159257       --       --       --       --
   Ven 22, 20 No. of Units    1,635,289 1,645,204   1,361,652    573,222   231,726    25,179       --       --       --       --
   Ven 24 No. of Units          211,829   251,316     133,595     56,574    16,384     2,183       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.285710 12.500000          --         --        --        --       --       --       --       --
   Value at End of Year       13.724203 13.285710          --         --        --        --       --       --       --       --
   No. of Units                  39,058     2,739          --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     16.141369 14.500051   13.928749  12.597473 10.136635 12.500000       --       --       --       --
   Value at End of Year       16.632255 16.141369   14.500051  13.928749 12.597473 10.136635       --       --       --       --
   No. of Units                 138,712   139,185     117,941     90,608    20,881    11,718       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.298938 12.500000          --         --        --        --       --       --       --       --
   Value at End of Year       13.758591 13.298938          --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    421,113   256,001          --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     86,720    49,765          --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     16.178779 12.500000          --         --        --        --       --       --       --       --
   Value at End of Year       16.679186 16.178779          --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     26,699     3,942          --         --        --        --       --       --       --       --

GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.686593 12.500000          --         --        --        --       --       --       --       --
   Value at End of Year       13.713119 12.686593          --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  1,080,682   547,568          --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     66,427    14,348          --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     16.837870 16.250949   17.654114  16.265672 14.322611 12.500000       --       --       --       --
   Value at End of Year       18.154619 16.837870   16.250949  17.654114 16.265672 14.322611       --       --       --       --
   Ven 22, 20 No. of Units    1,694,734 1,825,220   1,550,136  1,085,071   594,712   154,273       --       --       --       --
   Ven 24 No. of Units          253,980   257,709     191,875    142,486   102,131    17,778       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.657184 12.500000          --         --        --        --       --       --       --       --
   Value at End of Year       13.633287 12.657184          --         --        --        --       --       --       --       --
   No. of Units                  35,427     3,668          --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     16.567109 16.045535   17.491941  16.172895 14.290823 12.500000       --       --       --       --
   Value at End of Year       17.799951 16.567109   16.045535  17.491941 16.172895 14.290823       --       --       --       --
   No. of Units                 213,457   224,426     210,680    177,235   126,576    73,987       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.669780 12.500000          --         --        --        --       --       --       --       --
   Value at End of Year       13.667440 12.669780          --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    384,087   227,474          --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     86,269    41,620          --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     16.605512 12.500000          --         --        --        --       --       --       --       --
   Value at End of Year       17.850183 16.605512          --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     32,387     3,333          --         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED       ENDED     ENDED       ENDED      ENDED    ENDED    ENDED     ENDED   ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
HEALTH SCIENCES TRUST - SERIES II SHARES  (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.395016  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.550922  13.395016         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     58,456     21,519         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      3,321      4,808         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     19.123701  17.928360  16.170972  14.254961 10.636160 12.500000       --       --       --       --
   Value at End of Year       22.145917  19.123701  17.928360  16.170972 14.254961 10.636160       --       --       --       --
   Ven 22, 20 No. of Units      756,740    894,413    937,529    997,397   717,698   167,483       --       --       --       --
   Ven 24 No. of Units          164,396    166,848    155,541    154,419    81,653     8,334       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.363967  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.460388  13.363967         --         --        --        --       --       --       --       --
   No. of Units                  10,930      2,854         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     18.816077  17.701664  16.022313  14.173571 10.612467 12.500000       --       --       --       --
   Value at End of Year       21.713153  18.816077  17.701664  16.022313 14.173571 10.612467       --       --       --       --
   No. of Units                  81,693     84,331     86,059     93,780    65,279    33,548       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.377272  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.499135  13.377272         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     44,058     22,924         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      3,448        166         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     18.859710  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       21.774442  18.859710         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      5,233      1,006         --         --        --        --       --       --       --       --

HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.555395         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      4,180         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units        765         --         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.536086         --         --         --        --        --       --       --       --       --
   Ven 22, 20 No. of Units       10,699         --         --         --        --        --       --       --       --       --
   Ven 24 No. of Units            5,340         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.528373         --         --         --        --        --       --       --       --       --
   No. of Units                     104         --         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.509109         --         --         --        --        --       --       --       --       --
   No. of Units                  12,043         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.539939         --         --         --        --        --       --       --       --       --
   No. of Units                      --         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.512965         --         --         --        --        --       --       --       --       --
   No. of Units                      --         --         --         --        --        --       --       --       --       --

HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.273444  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.299569  13.273444         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     84,423     31,537         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      7,447         --         --         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED       ENDED     ENDED       ENDED      ENDED    ENDED    ENDED     ENDED   ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     17.424678  16.028671  15.695609  14.359708 11.724791 12.500000       --       --       --       --
   Value at End of Year       17.415154  17.424678  16.028671  15.695609 14.359708 11.724791       --       --       --       --
   Ven 22, 20 No. of Units      725,885    957,806  1,012,355  1,166,184   959,895   146,256       --       --       --       --
   Ven 24 No. of Units          133,595    143,870    163,667    164,206   135,938    16,234       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.242686  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.222152  13.242686         --         --        --        --       --       --       --       --
   No. of Units                  12,492      1,413         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     17.144483  15.826048  15.551396  14.277775 11.698735 12.500000       --       --       --       --
   Value at End of Year       17.074920  17.144483  15.826048  15.551396 14.277775 11.698735       --       --       --       --
   No. of Units                 218,347    337,634    356,539    386,544   401,907    43,415       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.255866  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.255279  13.255866         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     22,486     18,011         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      5,538         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     17.184243  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       17.123127  17.184243         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      9,230        111         --         --        --        --       --       --       --       --

INCOME & VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.999381  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       12.966539  12.999381         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     78,854     18,146         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      5,070      1,384         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     15.848853  14.823731  14.318484  13.518115 10.855096 12.500000       --       --       --       --
   Value at End of Year       15.769132  15.848853  14.823731  14.318484 13.518115 10.855096       --       --       --       --
   Ven 22, 20 No. of Units    1,217,948  1,264,132  1,411,709  1,611,555 1,122,179   307,039       --       --       --       --
   Ven 24 No. of Units          223,558    229,820    232,914    227,133   151,378    21,089       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.969254  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       12.891053  12.969254         --         --        --        --       --       --       --       --
   No. of Units                   2,162      1,912         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     15.593967  14.636323  14.186875  13.440953 10.830938 12.500000       --       --       --       --
   Value at End of Year       15.461015  15.593967  14.636323  14.186875 13.440953 10.830938       --       --       --       --
   No. of Units                 115,743    136,237    148,866    155,735   101,086    42,937       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.982154  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       12.923346  12.982154         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     30,736     14,667         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units        776         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     15.626464  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.504641  15.630104         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      1,143         --         --         --        --        --       --       --       --       --

INDEX ALLOCATION TRUST - SERIES II SHARES (units first credited 2-13-2006)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.236927  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.942285  13.236927         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  4,059,033    998,348         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    396,385     41,787         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     13.521032  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.205782  13.521032         --         --        --        --       --       --       --       --
   Ven 22, 20 No. of Units      391,182    258,520         --         --        --        --       --       --       --       --
   Ven 24 No. of Units          108,703     82,924         --         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.206234  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.861098  13.206234         --         --        --        --       --       --       --       --
   No. of Units                 115,713     23,088         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     13.479737  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.112650  13.479737         --         --        --        --       --       --       --       --
   No. of Units                  66,138     49,759         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.219378  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.895841  13.219378         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    850,317    187,147         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    273,308     96,196         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     13.485621  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.125913  13.485621         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    232,199     81,623         --         --        --        --       --       --       --       --

INTERNATIONAL CORE TRUST (FORMERLY, INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.352482  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.668613  13.352482         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    126,951     54,840         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      2,204        215         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     19.858405  16.159479  14.162481  12.450972  9.693467 12.500000       --       --       --       --
   Value at End of Year       21.761066  19.858405  16.159479  14.162481 12.450972  9.693467       --       --       --       --
   Ven 22, 20 No. of Units      361,585    397,234    347,173    306,708   253,182   141,371       --       --       --       --
   Ven 24 No. of Units           46,259     51,083     43,542     37,104   115,127    14,269       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.321517  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.583198  13.321517         --         --        --        --       --       --       --       --
   No. of Units                   3,176      3,240         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     19.539027  15.955163  14.032279  12.379856  9.671864 12.500000       --       --       --       --
   Value at End of Year       21.335893  19.539027  15.955163  14.032279 12.379856  9.671864       --       --       --       --
   No. of Units                  30,589     31,568     23,870     18,256    16,480    12,367       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.334784  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.619754  13.334784         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     42,182      8,742         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     19.584336  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       21.396118  19.584336         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      5,585      1,950         --         --        --        --       --       --       --       --

INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.345083  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.799451  13.345083         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    185,283     85,722         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      5,765        550         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     18.776059  15.366928  12.500000         --        --        --       --       --        --      --
   Value at End of Year       22.173480  18.776059  15.366928         --        --        --       --       --        --      --
   Ven 22, 20 No. of Units    1,046,579    715,353    225,062         --        --        --       --       --        --      --
   Ven 24 No. of Units           88,037     61,858     26,672         --        --        --       --       --        --      --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.314140  12.500000         --          --       --        --       --       --       --       --
   Value at End of Year       15.707465  13.314140         --          --       --        --       --       --       --       --
   No. of Units                  16,584        674         --          --       --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     18.667360  15.331369  12.500000         --        --        --       --       --       --       --
   Value at End of Year       21.967707  18.667360  15.331369         --        --        --       --       --       --       --
   No. of Units                  38,196     27,573        745         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.327395  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.746817  13.327395         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     74,946     20,875         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      1,886      1,220         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     18.682835  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       21.996964  18.682835         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      8,361      4,067         --         --        --        --       --       --       --       --

INTERNATIONAL SMALL CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.612533  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.787844  13.612533         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    159,794     43,409         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     13,986      5,907         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     24.506885  19.483328  17.981703  15.087440  9.888129 12.500000       --       --       --       --
   Value at End of Year       26.556018  24.506885  19.483328  17.981703 15.087440  9.888129       --       --       --       --
   Ven 22, 20 No. of Units      580,920    542,985    497,180    402,232   260,105    58,684       --       --       --       --
   Ven 24 No. of Units           91,104     98,226     84,945     81,455    54,188     4,073       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.580967  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.701743  13.580967         --         --        --        --       --       --       --       --
   No. of Units                  23,398      5,175         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     24.112910  19.237114  17.816506  15.001355  9.866121 12.500000       --       --       --       --
   Value at End of Year       26.037340  24.112910  19.237114  17.816506 15.001355  9.866121       --       --       --       --
   No. of Units                  79,070     74,766     64,292     56,129    31,044     4,421       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.594482  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.738582  13.594482         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     64,818     15,028         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units        791        431         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     24.168787  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       26.110792  24.168787         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      5,537        720         --         --        --        --       --       --       --       --

INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     14.133263  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.278248  14.133263         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    233,718     90,118         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     28,395     11,494         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     23.162256  18.169409  16.702962  13.955892  9.792779 12.500000       --       --       --       --
   Value at End of Year       24.975865  23.162256  18.169409  16.702962 13.955892  9.792779       --       --       --       --
   Ven 22, 20 No. of Units    1,943,475  2,167,099  2,256,168  1,700,324 1,148,752   327,703       --       --       --       --
   Ven 24 No. of Units          400,334    409,176    405,505    307,005   208,885    56,165       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     14.100494  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.189296  14.100494         --         --        --        --       --       --       --       --
   No. of Units                  16,482     10,629         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     22.789826  17.939725  16.549456  13.876213  9.770965 12.500000       --       --       --       --
   Value at End of Year       24.487969  22.789826  17.939725  16.549456 13.876213  9.770965       --       --       --       --
   No. of Units                 218,756    238,496    224,574    165,748   122,136    40,129       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     22.842673  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       24.557093  22.842673         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      6,226        126         --         --        --        --       --       --       --       --

INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.020306  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.632544  13.020306         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  1,085,665    617,566         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     84,008     38,310         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     14.943667  14.661107  14.572100  14.121535 13.354011 12.500000       --       --       --       --
   Value at End of Year       15.607077  14.943667  14.661107  14.572100 14.121535 13.354011       --       --       --       --
   Ven 22, 20 No. of Units    1,368,134  1,534,794  1,084,887    576,334   550,260   210,622       --       --       --       --
   Ven 24 No. of Units          427,661    434,318    265,303    133,222   125,177    36,633       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.990125  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.553168  12.990125         --         --        --        --       --       --       --       --
   No. of Units                  60,509     22,535         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     14.703313  14.475739  14.438164  14.040925 13.324346 12.500000       --       --       --       --
   Value at End of Year       15.302123  14.703313  14.475739  14.438164 14.040925 13.324346       --       --       --       --
   No. of Units                 295,179    325,099    310,169    233,080   224,879   127,399       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.003047  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.587125  13.003047         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    212,072    123,066         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     78,352     43,220         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     14.737426  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.345332  14.737426         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     12,648      8,702         --         --        --        --       --       --       --       --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year            --         --  13.055022  12.490048 10.113484 12.500000       --       --       --       --
   Value at End of Year              --         --  12.870885  13.055022 12.490048 10.113484       --       --       --       --
   Ven 22, 20 No. of Units           --         --  1,184,972  1,276,080 1,121,818   439,093       --       --       --       --
   Ven 24 No. of Units               --         --    322,512    315,848   233,752    48,413       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year            --         --  12.935008  12.418740 10.090965 12.500000       --       --       --       --
   Value at End of Year              --         --  12.708135  12.935008 12.418740 10.090965       --       --       --       --
   No. of Units                      --         --    214,438    236,349   165,759    54,024       --       --       --       --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY, LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.068953  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.004879  13.068953         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    947,159    200,511         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     55,918     15,688         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     18.886920  16.626757  15.262264  13.336456 10.024515 12.500000       --       --       --       --
   Value at End of Year       20.188686  18.886920  16.626757  15.262264 13.336456 10.024515       --       --       --       --
   Ven 22, 20 No. of Units    3,686,542  4,110,618  4,021,218  3,831,855 2,291,567   284,449       --       --       --       --
   Ven 24 No. of Units        1,349,926  1,511,892  1,639,027  1,526,685 1,018,451    65,066       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.038651  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.923325  13.038651         --         --        --        --       --       --       --       --
   No. of Units                  33,983      5,595         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     18.583189  16.416565  15.121981  13.260309 10.002183 12.500000       --       --       --       --
   Value at End of Year       19.794237  18.583189  16.416565  15.121981 13.260309 10.002183       --       --       --       --
   No. of Units                 133,518    120,648    120,610     82,224    66,101    20,954       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.051625  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.958214  13.051625         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    249,571     85,590         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     21,684     13,287         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     18.626277  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       19.850108  18.626277         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      8,165        464         --         --        --        --       --       --       --       --

LIFESTYLE BALANCED TRUST (FORMERLY, LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.278952  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.948592  13.278952         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units 50,537,617 18,261,108         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  4,545,842  1,465,042         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     18.140210  16.350534  15.523970  13.881850 11.355046 12.500000       --       --       --       --
   Value at End of Year       19.007161  18.140210  16.350534  15.523970 13.881850 11.355046       --       --       --       --
   Ven 22, 20 No. of Units   57,803,647 59,035,877 47,067,798 21,274,356 8,795,621 1,673,543       --       --       --       --
   Ven 24 No. of Units        8,827,687  9,095,173  6,789,022  3,138,217 1,464,815   168,815       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.248170  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.867376  13.248170         --         --        --        --       --       --       --       --
   No. of Units               2,334,558    933,271         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     17.848505  16.143848  15.381311  13.802621 11.329788 12.500000       --       --       --       --
   Value at End of Year       18.635822  17.848505  16.143848  15.381311 13.802621 11.329788       --       --       --       --
   No. of Units               6,640,567  7,069,603  5,596,897  2,818,382 1,308,590   486,764       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.261356  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.902130  13.261356         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units 18,123,171  6,682,623         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  2,388,264    805,122         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     17.889904  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       18.688431  17.889904         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    985,448    279,112         --         --        --        --       --       --       --       --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY, LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.185233  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.707920  13.185233         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  2,522,542    645,246         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    200,537     41,530         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     15.896824  14.908806  14.705811  13.744148 12.494725 12.500000       --       --       --       --
   Value at End of Year       16.485524  15.896824  14.908806  14.705811 13.744148 12.494725       --       --       --       --
   Ven 22, 20 No. of Units    4,869,156  4,102,455  3,927,264  2,481,748 1,186,682   231,425       --       --       --       --
   Ven 24 No. of Units          801,710    682,964    675,807    437,942   248,031    54,752       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.154675  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.628120  13.154675         --         --        --        --       --       --       --       --
   No. of Units                 345,423    105,570         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     15.641174  14.720320  14.570649  13.665685 12.466950 12.500000       --       --       --       --
   Value at End of Year       16.163444  15.641174  14.720320  14.570649 13.665685 12.466950       --       --       --       --
   No. of Units               1,810,763  1,841,864  1,660,515  1,274,739   876,165   237,071       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.167768  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.662274  13.167768         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  1,029,390    219,305         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     98,894     21,842         --         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     15.677437  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       16.209057  15.677437         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    133,568      9,946         --         --        --        --       --       --       --       --

LIFESTYLE GROWTH TRUST (FORMERLY, LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.147505  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.939757  13.147505         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units 94,754,801 35,604,528         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  6,097,539  2,090,157         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     18.426442  16.494795  15.414851  13.641026 10.686894 12.500000       --       --       --       --
   Value at End of Year       19.487753  18.426442  16.494795  15.414851 13.641026 10.686894       --       --       --       --
   Ven 22, 20 No. of Units   74,735,556 78,177,429 57,715,424 25,756,026 9,665,980 1,216,088       --       --       --       --
   Ven 24 No. of Units       10,136,290 10,321,452  7,371,520  3,646,037 1,420,710    49,114       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.117026  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.858590  13.117026         --         --        --        --       --       --       --       --
   No. of Units               2,368,224    662,732         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     18.130144  16.286288  15.273191  13.563170 10.663111 12.500000       --       --       --       --
   Value at End of Year       19.107030  18.130144  16.286288  15.273191 13.563170 10.663111       --       --       --       --
   No. of Units               5,089,661  5,410,470  3,920,256  1,911,377   550,860   324,491       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.130087  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.893319  13.130087         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units 36,267,093 13,599,045         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  3,145,151  1,019,326         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     18.172203  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       19.160985  18.172203         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  1,482,302    308,193         --         --        --        --       --       --       --       --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.216007  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.728409  13.216007         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  9,207,200  2,580,766         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    872,209    220,356         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     16.885197  15.540460  15.152916  13.839140 11.910967 12.500000       --       --       --       --
   Value at End of Year       17.495830  16.885197  15.540460  15.152916 13.839140 11.910967       --       --       --       --
   Ven 22, 20 No. of Units   12,861,689 13,031,345 11,713,806  6,406,128 2,725,735   613,785       --       --       --       --
   Ven 24 No. of Units        2,507,459  2,485,765  2,110,909  1,004,128   499,426    81,435       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.185374  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.648482  13.185374         --         --        --        --       --       --       --       --
   No. of Units                 617,199    136,410         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     16.613664  15.344003  15.013674  13.760160 11.884486 12.500000       --       --       --       --
   Value at End of Year       17.153999  16.613664  15.344003  15.013674 13.760160 11.884486       --       --       --       --
   No. of Units               2,895,958  2,907,797  2,416,959  1,643,348   801,726   214,108       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.198496  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.682690  13.198496         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  4,089,257  1,317,391         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    534,617    165,482         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     16.652186  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       17.202429  16.652186         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    434,735    102,114         --         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year            --         --  17.061458  15.160007 12.500000        --       --       --       --       --
   Value at End of Year              --         --  17.815897  17.061458 15.160007        --       --       --       --       --
   Ven 22, 20 No. of Units           --         --    738,636    792,390   126,497        --       --       --       --       --
   Ven 24 No. of Units               --         --     69,163     82,249    48,270        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year            --         --  16.962682  15.125220 12.500000        --       --       --       --       --
   Value at End of Year              --         --  17.651047  16.962682 15.125220        --       --       --       --       --
   No. of Units                      --         --     30,712     31,043    10,337        --       --       --       --       --

MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.708119  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.483137  12.708119         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     73,144     19,590         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      5,291      2,511         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     17.994292  16.672804  15.123806  13.262268 10.012615 12.500000       --       --       --       --
   Value at End of Year       19.043762  17.994292  16.672804  15.123806 13.262268 10.012615       --       --       --       --
   Ven 22, 20 No. of Units      648,059    774,328    542,656    553,730   445,990   140,096       --       --       --       --
   Ven 24 No. of Units          161,790    201,859    158,796    149,867    90,131    35,062       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.699107  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.426242  12.699107         --         --        --        --       --       --       --       --
   No. of Units                   8,201      2,424         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     17.704889  16.462022  14.984785  13.186545  9.990307 12.500000       --       --       --       --
   Value at End of Year       18.671659  17.704889  16.462022  14.984785 13.186545  9.990307       --       --       --       --
   No. of Units                 114,372    113,937     83,936     78,335    67,111    26,727       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.702970  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.450599  12.702970         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     46,850     30,993         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      8,436      7,639         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     17.745959  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       18.724370  17.745959         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units        920        267         --         --        --        --       --       --       --       --

MID CAP INTERSECTION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.530962         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      6,848         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      1,670         --         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.511700         --         --         --        --        --       --       --       --       --
   Ven 22, 20 No. of Units       60,812         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.503996         --         --         --        --        --       --       --       --       --
   No. of Units                     695         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.515551         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      6,336         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.488617         --         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units        617         --         --         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
MID CAP STOCK TRUST - SERIES II SHARES   (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.816457  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.627655  12.816457         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    216,592     65,100         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     21,118      8,153         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     20.915952  18.719279  16.589409  14.167455 10.119925 12.500000       --       --       --       --
   Value at End of Year       25.439720  20.915952  18.719279  16.589409 14.167455 10.119925       --       --       --       --
   Ven 22, 20 No. of Units    1,534,280  1,681,320  1,697,798  1,230,457   927,286   151,075       --       --       --       --
   Ven 24 No. of Units          460,207    480,630    502,398    348,792   200,488    33,898       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.786728  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.536658  12.786728         --         --        --        --       --       --       --       --
   No. of Units                  20,354      2,894         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     20.579558  18.482630  16.436929  14.086575 10.097385 12.500000       --       --       --       --
   Value at End of Year       24.942667  20.579558  18.482630  16.436929 14.086575 10.097385       --       --       --       --
   No. of Units                 192,518    228,135    216,605    166,957   102,097    47,469       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.799463  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.575591  12.799463         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    116,075     42,972         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     11,667      3,683         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     20.627270  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       25.013074  20.627270         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      5,225        418         --         --        --        --       --       --       --       --

MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.772160  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.174942  12.772160         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units  2,055,751    795,970         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    134,319     41,156         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     12.709948  12.365250  12.238349  12.336529 12.462854 12.500000       --       --       --       --
   Value at End of Year       13.077848  12.709948  12.365250  12.238349 12.336529 12.462854       --       --       --       --
   Ven 22, 20 No. of Units    3,598,487  2,681,631  2,301,410  1,923,372 1,909,532   985,880       --       --       --       --
   Ven 24 No. of Units          834,407    658,888    328,203    504,623   344,157   200,546       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.742554  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.098229  12.742554         --         --        --        --       --       --       --       --
   No. of Units                 145,170     30,165         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     12.505535  12.208916  12.125860  12.266109 12.435154 12.500000       --       --       --       --
   Value at End of Year       12.822332  12.505535  12.208916  12.125860 12.266109 12.435154       --       --       --       --
   No. of Units                 962,315    674,994    769,100    601,362   644,149   565,393       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.755236  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.131059  12.755236         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    968,324    163,023         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     97,392      6,603         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     12.534527  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       12.858525  12.534527         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     44,212     10,901         --         --        --        --       --       --       --       --

NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.342385  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       17.134048  12.342385         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    261,864     60,990         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     12,662      7,082         --         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     37.865344  31.464940  21.791715  17.815615 12.500000        --       --       --       --       --
   Value at End of Year       52.433757  37.865344  31.464940  21.791715 17.815615        --       --       --       --       --
   Ven 22, 20 No. of Units    1,614,408  1,915,097  2,011,774  1,249,132   108,007        --       --       --       --       --
   Ven 24 No. of Units          143,868    128,722    119,033     86,284    27,084        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.313726  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       17.034199  12.313726         --         --        --        --       --       --       --       --
   No. of Units                  38,701      6,658         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     37.384678  31.174124  21.665649  17.774754 12.500000        --       --       --       --       --
   Value at End of Year       51.586296  37.384678  31.174124  21.665649 17.774754        --       --       --       --       --
   No. of Units                  86,951     86,149     95,896     40,413    10,561        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.325995  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       17.076914  12.325995         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    126,027     65,868         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     13,287      1,476         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     37.452987  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       51.706546  37.452987         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     19,153      1,375         --         --        --        --       --       --       --       --

PACIFIC RIM TRUST (FORMERLY, PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.272678  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.204526  12.272678         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     63,859     24,835         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      2,006        250         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     21.435435  19.596972  15.844454  13.757335  9.928205 12.500000       --       --       --       --
   Value at End of Year       23.005123  21.435435  19.596972  15.844454 13.757335  9.928205       --       --       --       --
   Ven 22, 20 No. of Units      298,706    309,641    392,645    267,792   150,626    33,217       --       --       --       --
   Ven 24 No. of Units           68,170     60,453     81,895     44,535    25,847       484       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.244203  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.127628  12.244203         --         --        --        --       --       --       --       --
   No. of Units                   7,318      2,850         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     21.090748  19.349286  15.698845  13.678796  9.906070 12.500000       --       --       --       --
   Value at End of Year       22.555706  21.090748  19.349286  15.698845 13.678796  9.906070       --       --       --       --
   No. of Units                  35,653     38,522     44,577     25,703    28,878     5,834       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.256397  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.160522  12.256397         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     23,343      7,357         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      8,966        833         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     21.139640  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       22.619368  21.139640         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      1,788        726         --         --        --        --       --       --       --       --

REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     15.685638  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.060430  15.685638         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    141,443     62,641         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     12,985      2,008         --         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     31.551808  23.214970  21.084054  16.226962 11.844201 12.500000       --       --       --       --
   Value at End of Year       26.205181  31.551808  23.214970  21.084054 16.226962 11.844201       --       --       --       --
   Ven 22, 20 No. of Units      792,182    987,817    969,057  1,040,281   745,046   239,162       --       --       --       --
   Ven 24 No. of Units          128,992    140,669    151,333    155,993    83,942    33,209       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     15.649347  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       12.984400  15.649347         --         --        --        --       --       --       --       --
   No. of Units                  23,812     11,912         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     31.044639  22.921571  20.890350  16.134374 11.817865 12.500000       --       --       --       --
   Value at End of Year       25.693308  31.044639  22.921571  20.890350 16.134374 11.817865       --       --       --       --
   No. of Units                 149,193    177,935    184,545    164,568   143,081    81,806       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     15.664877  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.016923  15.664877         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     97,687     65,267         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      4,710      2,317         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     31.116602  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       25.765825  31.116602         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     27,039      2,184         --         --        --        --       --       --       --       --

SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.661329  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.927803  12.661329         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     68,166     18,086         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      7,090      2,875         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     14.324780  13.785203  13.728514  13.813745  9.310073 12.500000       --       --       --       --
   Value at End of Year       16.846629  14.324780  13.785203  13.728514 13.813745  9.310073       --       --       --       --
   Ven 22, 20 No. of Units    1,007,506  1,027,513  1,001,616  1,058,705   842,112   162,821       --       --       --       --
   Ven 24 No. of Units          185,700    189,106    187,671    192,794   130,488     6,103       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.631982  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.840901  12.631982         --         --        --        --       --       --       --       --
   No. of Units                   5,188         37         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     14.094385  13.610927  13.602330  13.734908  9.289319 12.500000       --       --       --       --
   Value at End of Year       16.517470  14.094385  13.610927  13.602330 13.734908  9.289319       --       --       --       --
   No. of Units                  80,450     77,237     80,587    144,456    74,189    25,846       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.644548  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.878068  12.644548         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    105,574     11,725         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      7,125         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     14.127066  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       16.564084  14.127066         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      3,140        135         --         --        --        --       --       --       --       --

SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.415769  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.963433  12.415769         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     91,005     32,696         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      7,869        233         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     17.669995  15.826987  12.500000         --        --        --       --       --       --       --
   Value at End of Year       19.822732  17.669995  15.826987         --        --        --       --       --       --       --
   Ven 22, 20 No. of Units      590,697    529,795    443,927         --        --        --       --       --       --       --
   Ven 24 No. of Units           23,374     20,463      7,636         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.386972  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.882117  12.386972         --         --        --        --       --       --       --       --
   No. of Units                  10,595         64         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     17.567684  15.790370  12.500000         --        --        --       --       --       --       --
   Value at End of Year       19.638727  17.567684  15.790370         --        --        --       --       --       --       --
   No. of Units                  26,530     19,352      8,107         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.399308  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.916906  12.399308         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     64,084     41,798         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      5,892         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     17.582246  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       19.664892  17.582246         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      5,417      2,888         --         --        --        --       --       --       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.258461  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       11.171801  12.258461         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     46,082     24,645         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      5,052        550         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     24.711987  22.741820  21.430956  17.320262 12.500000        --       --       --       --       --
   Value at End of Year       22.464783  24.711987  22.741820  21.430956 17.320262        --       --       --       --       --
   Ven 22, 20 No. of Units      521,836    582,027    638,341    419,738    51,352        --       --       --       --       --
   Ven 24 No. of Units          153,353    169,464    167,805     59,686    28,866        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.230030  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       11.106699  12.230030         --         --        --        --       --       --       --       --
   No. of Units                   3,211      1,063         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     24.398109  22.531494  21.306957  17.280544 12.500000        --       --       --       --       --
   Value at End of Year       22.101471  24.398109  22.531494  21.306957 17.280544        --       --       --       --       --
   No. of Units                  47,809     43,599     52,690     19,905       669        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.242207  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       11.134551  12.242207         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     17,603     13,445         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units        684        636         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     24.442703  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       22.153013  24.442703         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units         85         78         --         --        --        --       --       --       --       --

SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.599148  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.021036  13.599148         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    112,226     27,797         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     10,585        871         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     16.736198  14.257858  12.500000         --        --        --       --       --       --       --
   Value at End of Year       15.984469  16.736198  14.257858         --        --        --       --       --       --       --
   Ven 22, 20 No. of Units    1,448,803  1,409,877    889,555         --        --        --       --       --       --       --
   Ven 24 No. of Units           49,904     28,700     14,218         --        --        --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.567625  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       12.945196  13.567625         --         --        --        --       --       --       --       --
   No. of Units                  16,410      3,185         --         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     16.639285  14.224850  12.500000         --        --        --       --       --       --       --
   Value at End of Year       15.836052  16.639285  14.224850         --        --        --       --       --       --       --
   No. of Units                  50,611     33,045     21,703         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.581121  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       12.977626  13.581121         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     80,851     21,685         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      4,801      2,136         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     16.653108  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.857185  16.653108         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      4,396        172         --         --        --        --       --       --       --       --

SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.525900  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       12.207613  12.525900         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    139,212     53,536         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     12,788      4,243         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     19.859207  17.480162  16.599933  13.474224 10.230293 12.500000       --       --       --       --
   Value at End of Year       19.305965  19.859207  17.480162  16.599933 13.474224 10.230293       --       --       --       --
   Ven 22, 20 No. of Units    1,446,589  1,752,314  1,876,146  1,948,372 1,446,530   532,477       --       --       --       --
   Ven 24 No. of Units          332,368    377,309    402,190    369,021   239,594    58,245       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.496850  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       12.136498  12.496850         --         --        --        --       --       --       --       --
   No. of Units                  16,592      5,059         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     19.539902  17.259237  16.447403  13.397323 10.207514 12.500000       --       --       --       --
   Value at End of Year       18.928799  19.539902  17.259237  16.447403 13.397323 10.207514       --       --       --       --
   No. of Units                 316,731    349,994    366,916    356,744   307,326   140,797       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.509288  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       12.166923  12.509288         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     55,691     35,728         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      4,807      6,354         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     19.585209  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       18.982240  19.585209         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      2,106        146         --         --        --        --       --       --       --       --

STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.303025  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.116070  13.303025         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     65,654     12,290         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      1,751        136         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     16.228562  15.399769  15.244309  14.530751 13.048941 12.500000       --       --       --       --
   Value at End of Year       15.960334  16.228562  15.399769  15.244309 14.530751 13.048941       --       --       --       --
   Ven 22, 20 No. of Units      972,448  1,157,200  1,204,561    841,722   437,824    76,953       --       --       --       --
   Ven 24 No. of Units          305,759    306,383    301,634    170,157    73,615     9,379       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.272209  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.039724  13.272209         --         --        --        --       --       --       --       --
   No. of Units                   7,492      2,513         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     15.967600  15.205102  15.104238  14.447843 13.019956 12.500000       --       --       --       --
   Value at End of Year       15.648519  15.967600  15.205102  15.104238 14.447843 13.019956       --       --       --       --
   No. of Units                 246,226    268,083    253,637    209,391   182,221    86,329       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.285405  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.072394  13.285405         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     40,733     11,126         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      4,714        667         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     16.004585  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.692653  16.004585         --         --        --        --       --       --       --       --
   No. of Units                      --         --         --         --        --        --       --       --       --       --

TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.930142  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.839506  12.930142         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    289,213     97,826         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     13,778      3,004         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     14.649878  14.364766  14.246371  13.797961 13.342328 12.500000       --       --       --       --
   Value at End of Year       15.640835  14.649878  14.364766  14.246371 13.797961 13.342328       --       --       --       --
   Ven 22, 20 No. of Units    2,480,202  2,749,259  2,856,699  2,851,285 2,591,227   864,791       --       --       --       --
   Ven 24 No. of Units          716,595    814,856    852,979    836,724   772,467   236,863       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.900181  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.758957  12.900181         --         --        --        --       --       --       --       --
   No. of Units                   9,817      3,612         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     14.414224  14.183124  14.115409  13.719187 13.312683 12.500000       --       --       --       --
   Value at End of Year       15.335192  14.414224  14.183124  14.115409 13.719187 13.312683       --       --       --       --
   No. of Units                 592,962    656,118    852,235    910,466   961,422   584,424       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.913014  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.793408  12.913014         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    125,720     31,098         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      4,751      4,638         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     14.447658  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.378494  14.447658         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      2,837         --         --         --        --        --       --       --       --       --

U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.001287  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.228223  13.001287         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     22,961      8,768         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     13.690464  13.324693  13.318387  13.151983 13.128409 12.500000       --       --       --       --
   Value at End of Year       13.894452  13.690464  13.324693  13.318387 13.151983 13.128409       --       --       --       --
   Ven 22, 20 No. of Units      707,094    880,139    948,394  1,025,660 1,110,845   533,053       --       --       --       --
   Ven 24 No. of Units          175,887    167,526    177,205    212,984   197,111    52,169       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.971151  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.151204  12.971151         --         --        --        --       --       --       --       --
   No. of Units                   6,805      1,802         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     13.470255  13.156206  13.195972  13.076906 13.099241 12.500000       --       --       --       --
   Value at End of Year       13.622951  13.470255  13.156206  13.195972 13.076906 13.099241       --       --       --       --
   No. of Units                 465,221    464,919    543,231    542,712   629,036   293,643       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.984055  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.184148  12.984055         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     10,879     23,304         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      4,493         --         --         --        --        --       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     13.548276  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       13.661396  13.501489         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      3,527         --         --         --        --        --       --       --       --       --

U.S. HIGH YIELD BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     13.903173  12.879916  12.500000         --        --        --       --       --       --       --
   Value at End of Year       14.077390  13.903173  12.879916         --        --        --       --       --       --       --
   Ven 22, 20 No. of Units       25,434     30,290     19,767         --        --        --       --       --       --       --
   Ven 24 No. of Units           11,916      1,122        667         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     13.822640  12.850074  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.946701  13.822640  12.850074         --        --        --       --       --       --       --
   No. of Units                   2,563     19,313      4,385         --        --        --       --       --       --       --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     12.924927  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       12.709903  12.924927         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     75,475     20,149         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      3,419        681         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     16.325528  15.001462  14.388284  13.372967  9.921762 12.500000       --       --       --       --
   Value at End of Year       16.013614  16.325528  15.001462  14.388284 13.372967  9.921762       --       --       --       --
   Ven 22, 20 No. of Units    1,077,333  1,220,700  1,378,444  1,467,955 1,139,159   416,246       --       --       --       --
   Ven 24 No. of Units          235,754    236,363    233,145    244,939   128,788    38,532       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     12.894968  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       12.635879  12.894968         --         --        --        --       --       --       --       --
   No. of Units                   4,896        485         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     16.062972  14.811805  14.256031  13.296623  9.899663 12.500000       --       --       --       --
   Value at End of Year       15.700711  16.062972  14.811805  14.256031 13.296623  9.899663       --       --       --       --
   No. of Units                 187,746    215,208    223,068    234,116   165,759    78,162       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     12.907798  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       12.667559  12.907798         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     45,219     17,934         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units        607         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     16.100219  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       15.745027  16.100219         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      1,839      1,012         --         --        --        --       --       --       --       --

VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year     13.648004  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.571039  13.648004         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units    114,627     24,355         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     18,807      3,898         --         --        --        --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year     19.469199  16.343941  14.751510  13.004372  9.514740 12.500000       --       --       --       --
   Value at End of Year       20.733765  19.469199  16.343941  14.751510 13.004372  9.514740       --       --       --       --
   Ven 22, 20 No. of Units      499,597    539,785    469,625    550,507   353,383   142,517       --       --       --       --
   Ven 24 No. of Units           60,138     69,861     66,996     57,984    35,681     3,908       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year     13.616383  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.486215  13.616383         --         --        --        --       --       --       --       --
   No. of Units                  14,280      2,153         --         --        --        --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year     19.156131  16.137336  14.615931  12.930141  9.493546 12.500000       --       --       --       --
   Value at End of Year       20.328696  19.156131  16.137336  14.615931 12.930141  9.493546       --       --       --       --
   No. of Units                  79,599     83,578     83,629     80,202    58,326    22,239       --       --       --       --

Venture New Sales (24,22, 20 and Venture 2006)

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year     13.629932  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.522519  13.629932         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units     60,352     17,895         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      2,056         --         --         --        --        --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year     19.200557  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       20.386088  19.200557         --         --        --        --       --       --       --       --
   Venture 2006 No. of Units      1,014        248         --         --        --        --       --       --       --       --

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION


(Incorporated by reference to this Registration Statement, File No. 033-79112, filed on April 28, 2008.)

                                     PART C

                                OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE       OLD NAME                                          NEW NAME
--------------       --------                                          --------
October 1, 1997      FNAL Variable Account                             The Manufacturers Life Insurance Company of New York
                                                                       Separate Account A

October 1, 1997      First North American Life Assurance Company       The Manufacturers Life Insurance Company of New York

November 1, 1997     NAWL Holding Co., Inc.                            Manulife-Wood Logan Holding Co., Inc.

September 24, 1999   Wood Logan Associates, Inc.                       Manulife Wood Logan, Inc

January 1, 2005      The Manufacturers Life Insurance Company of New   John Hancock Life Insurance Company of New York
                     York Separate Account A                           Separate Account A

January 1, 2005      The Manufacturers Life Insurance Company of New   John Hancock Life Insurance Company of New York
                     York                                              Separate Account A.

January 1, 2005      Manulife Financial Securities LLC                 John Hancock Distributors LLC

January 1, 2005      Manufacturers Securities Services LLC             John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC ("MSSLLC") succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                    * * * * *

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements


          (1) Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A (Part B of the registration statement), incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, File No. 033-79112, filed on April 28, 2008.



          (2) Financial Statements of the Depositor, John Hancock Life Insurance Company of New York (Part B of the registration statement), incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, File No. 033-79112, filed on April 28, 2008.


     (b)  Exhibits

          (1) (a) Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account - incorporated by reference to Exhibit (b)(1)(a) to Form N-4, File No. 33-46217 filed February 25, 1998.

               (b) Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account - incorporated by reference to Exhibit (b)(1)(b) to Form N-4, File No. 33-46217 filed February 25, 1998.

               (c) Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E - incorporated by reference to Exhibit (b)(1)(c) to Form N-4, File No. 33-46217 filed February 25, 1998.

          (2) Agreements for custody of securities and similar investments - Not Applicable.

          (3) (a) Form of Underwriting and Distribution Agreement-Incorporated by reference to Exhibit (b) (2) to post-effective amendment no. 12 to this registration statement filed March 1, 2002 ("Post-Effective Amendment no. 12").

               (b) Form of Selling Agreement between The Manufacturers Life Insurance Company of New York, Manufacturers Securities Services, LLC (Underwriter), and General Agents - incorporated by reference to Exhibit (3)(b) to Post-Effective Amendment no. 12.

          (4)  (a)  (i)  Form of Specimen Flexible Purchase Payment Individual
                         Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (v24) - previously filed as Exhibit (b)(4)(a) to post-effective amendment no. 4 to Registrant's Registration Statement on Form N-4, File No.33-79112, dated March 2, 1998.

                    (ii) Form of Specimen Flexible Purchase Payment Individual
                         Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (v9) - incorporated by reference to Exhibit (b)(4) to post-effective amendment no. 7 to Registrant's Registration Statement on Form N-4, File No. 33-46217, dated February 25, 1998.

               (b)  (i)  Specimen Endorsements to Contract (v24) - (i) ERISA
                         Tax-Sheltered Annuity, (ii) Tax-Sheltered Annuity,
                         (iii) Qualified Plan Endorsement Section 401 Plans,
                         (iv) Simple Individual Retirement Annuity, (v) Unisex Benefits and Payments, (vi) Individual Retirement Annuity - previously filed as Exhibit (b)(4)(b) to post-effective amendment no. 5 to Registrant's Registration Statement on Form N-4 File, No.33-79112, filed April 29, 1998.

                    (ii) Specimen Death Benefit Endorsement (v9) - previously
                         filed as Exhibit (b)(4)(i) to post-effective amendment no. 5 to Registrant's Registration Statement on Form N-4 File, No.33-46217, filed April 30, 1996.

                    (iii) Specimen Death Benefit Endorsement (v9) - previously filed as Exhibit (b)(3)(iii) to post-effective amendment no. 6 to Registrant's Registration Statement on Form N-4 File, No.33-46217, filed February 28, 1997.

                    (iv) Roth Individual Retirement Annuity Endorsement -
                         previously filed as Exhibit (b)(3)(iv) to post-effective amendment no. 7 to Registrant's Registration Statement on Form N-4 File, No.33-79112, filed April 29, 1999.

                    (v) Payment Enhancement Annuity Endorsement - previously filed as Exhibit (b)(3)(v) to post-effective amendment no.1 to Registrant's Registration Statement on Form N-4 File, No.33-79112, filed April 25, 2001.


                    (vi) Form of Specimen Income Plus for Life Rider,
                         incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, File No. 033-79112, filed on April 28, 2008.



                    (vii) Form of Specimen Principal Plus for Life Rider,
                         incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, File No. 033-79112, filed on April 28, 2008.



                    (viii) Form of Specimen Principal Plus for Life Plus Annual
                         Automatic Step-up Rider, incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, File No. 033-79112, filed on April 28, 2008.



                    (ix) Form of Specimen Principal Returns Rider, incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, File No. 033-79112, filed on April 28, 2008.

                    (x) Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, File No. 033-79112, filed on April 28, 2008.


          (5)  (a)  (i)  Form of Specimen Application for Flexible Purchase
                         Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (v24) - previously filed as Exhibit (b)(5)(a)(i) to post-effective amendment no. 8 to Registrant's Registration Statement on Form N-4 File, No.33-79112, filed February 25, 2000.

                    (ii) Form of Specimen Application for Flexible Purchase
                         Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (v9) - previously filed as Exhibit (b)(5) to post-effective amendment no. 7 to Registrant's Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

          (6)  (a)  (i)  Declaration of Intention and Charter of First North
                         American Life Assurance Company - incorporated by reference to Exhibit (b)(6)(a)(i) to post-effective amendment no. 7 to Registrant's Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

                    (ii) Certificate of Amendment of the Declaration of
                         Intention and Charter of First North American Life Assurance Company - incorporated by reference to Exhibit (b)(6)(a)(ii) to post-effective amendment no. 7 to Registrant's Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

                    (iii) Certificate of Amendment of the Declaration of
                         Intention and Charter of The Manufacturers Life Insurance Company of New York - incorporated by reference to Exhibit (b)(6)(a)(iii) to post-effective amendment no. 7 to Registrant's Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

                    (iv) Certificate of Amendment of the Declaration of
                         Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005 -incorporated by reference to Exhibit (b)(6)(a)(iv) to post-effective amendment no. 1 to Form N-4 registration statement filed on Form N-4, File No. 333-138846, filed on May 1, 2007.

                    (v) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006 -incorporated by reference to Exhibit (b)(6)(a)(v) to post-effective amendment no. 1 to registration statement filed on Form N-4, File No. 333-138846, filed on May 1, 2007.

               (b) By-laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006 -incorporated by reference to Exhibit (b)(6)(a)(iv) to post-effective amendment no. 1 to registration statement filed on Form N-4, File No. 333-138846, filed on May 1, 2007.

          (7) Contract of reinsurance in connection with the variable annuity contracts being offered - Not Applicable.

          (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

               (a) Administrative Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.) - incorporated by reference to Exhibit (8) (a) to post-effective amendment no. 7 to registration statement on Form N-4 File, No.33-46217, filed February 25, 1998.

               (b) Investment Services Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York - incorporated by reference to Exhibit 1(A)(8)(c) to pre-effective amendment no. 1 to The Manufacturers Life Insurance Company of New York Separate Account B Registration Statement on Form S-6, filed March 16, 1998.

               (c)(i) Participation Agreement among John Hancock Life Insurance
                    Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock

                    Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

               (ii) Shareholder Information Agreement between John Hancock Life
                    Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

               (iii) Shareholder Information Agreement between John Hancock Life
                    Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

               (iv) Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

               (v) Form of Participation Agreement among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

               (vi) Form of Shareholder Information Agreement between John
                    Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

               (vii) Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

          (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered (June 28, 1994) - previously filed as Exhibit (b)(9) to post-effective amendment no. 6 to Registrant's Registration Statement on Form N-4 File, No. 33-79112, filed March 2, 1999.


          (10) Written consent of Ernst & Young LLP, independent registered public accounting firm, incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, File No. 033-79112, filed on April 28, 2008.


          (11) All financial statements omitted from Item 23, Financial Statements - NOT APPLICABLE.

          (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners- NOT APPLICABLE.

          (13) Schedules of computations - Incorporated by reference to Exhibit
               (b)(13) to post effective amendment no. 2 to Form N-4, file number 33-76162 filed March 1, 1996.

          (14)

               (a) Powers of Attorney (James D. Gallagher, Thomas Borshoff, Marc Costantini, Steven A. Finch, Ruth Ann Fleming, William
                    P. Hicks III, Katherine MacMillan, Neil M. Merkel, Lynne Patterson, Bradford J. Race, Jr., Diana Scott, Bruce R. Speca, and Robert Ullmann - Incorporated by reference to Exhibit (b)(14)(a) to post-effective amendment no. 28 to this registration statement, filed October 1, 2007.

Item 25. Directors and Officers of the Depositor.

    OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                             AS OF FEBRUARY 27, 2008

NAME AND PRINCIPAL BUSINESS ADDRESS   POSITION WITH DEPOSITOR
-----------------------------------   -----------------------
James D. Gallagher*                   Chairman and President
Thomas Borshoff*                      Director
Marc Costantini*                      Director and Executive Vice President
Steven A. Finch*                      Director
Ruth Ann Fleming*                     Director
William P. Hicks III*                 Director
Katherine MacMillan**                 Director, Senior Vice President, Retirement Plan Services
Neil M. Merkel*                       Director
Lynne Patterson**                     Director, Senior Vice President and Chief Financial Officer
Bradford J. Race, Jr.*                Director
Diana Scott*                          Director
Bruce R. Speca*                       Director
Robert L. Ullmann*                    Director
Emanuel Alves*                        Secretary and Chief Administrative Officer
James R. Boyle*                       Executive Vice President, US Insurance
Philip Clarkson**                     Vice President, US Taxation
Brian Collins**                       Vice President, US Taxation
Edward Eng*                           Vice President, Product Development, Retirement Plan Services
Richard Harris***                     Appointed Actuary
Helene Landow                         Director of State Compliance Office
Peter J. Levitt**                     Senior Vice President and Treasurer
Gregory Mack*                         Senior Vice President, Distribution
Hugh McHaffie*                        Executive Vice President, US Wealth Management
Steven McCormick*                     Vice President, Operations, Retirement Plan Services
Krishna Ramdial**                     Vice President, Treasury
Thomas Samoluk*                       Vice President, Government Relations
Jonnie Smith*                         Vice President, Administration
Jeffery J. Whitehead*                 Vice President and Controller

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports certain benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2007 appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2007

                                                                                                       ----------------------
                                                                                                         Manulife Financial
                                                                                                        Corporation (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |-----------------
                                                                                                                  |
                                                                                                                  |
                                                                                                       ----------------------
                                                                                                       The Manufacturers Life
                                                                                                        Insurance Company (1)
                                                                                                              (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |
 -----------------------------------------------------------------------------------------------------------------
|                  |                |                    |         :        |                  |              |
|                  |                |                    |         : 97.74% |                  |              |
|    ------------- |  ------------- |  --------------    |   -------------- |  --------------- |  ----------- |  ----------
|          NAL     |    MFC Global  |     Berkshire      |      Manulife    |      Manulife    |   MFC Global |      MLI
|       Resources  |    Investment  |     Insurance      |      Insurance    --    Holdings    |      Fund    |   Resources
|---   Management  |--  Management  |-- Services Inc.    |     (Thailand)          (Bermuda)    -- Management  --   Inc.
|        Limited   |     (U.S.A.)   |     (Ontario)      |       Public      --     Limited         (Europe)      (Alberta)
|       (Canada)   |      Limited   |                    |       Company    |      (Bermuda)        Limited
|                  |     (Canada)   |                    |       Limited    |                      (England)
|                  |                |                    |     (Thailand)   |
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                  |                |                    |         |        |                          |             :
|                  |                |                    |         |99.9999%|                          |             : 99.91%
|                  |                |                    |         |        |                          |             :
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|       Manulife   |     Manulife   |      Berkshire     |       Manulife   |   Manufacturers      MFC Global     Manulife
|      Securities  |     Holdings   |     Investment     |         Asset    |--  P&C Limited       Investment       Life
|--- International  --  (Alberta)   |--     Group,       |      Management  |    (Barbados)        Management     Insurance
|         Ltd.           Limited    |        Inc.        |      (Thailand)  |                       (Europe)       Company
|       (Canada)        (Alberta)   |     (Ontario)      |       Company    |                       Limited       (Japan)
|                                   |                    |       Limited    |                      (England)
|                                   |                    |     (Thailand)   |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                           |       |                    |                  |                                        |
|                           |       |                    |                  |                                        |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|       Manulife         Manulife   |     Berkshire      |      Manulife    |   Manufacturers                    MFC Global
|---     Bank of         Holdings   |--  Securities      |---   (Vietnam)   |       Life                         Investment
|        Canada         (Delaware)  |       Inc.         |       Limited    |--  Reinsurance                     Management
|       (Canada)            LLC     |     (Ontario)      |      (Vietnam)   |      Limited                         (Japan)
|                       (Delaware)  |                    |                  |    (Barbados)                        Limited
|                                   |                    |                  |                                      (Japan)
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|                           |       |                    |          |       |
|                           |       |                    |          |       |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------
|       Manulife           The      |   EIS Services     |      Manulife    |     Manulife
|---     Canada       Manufacturers |     (Bermuda)      |       Vietnam    |   International
|         Ltd.         Investment    --    Limited       |        Fund       --   Holdings
|       (Canada)       Corporation        (Bermuda)      |     Management          Limited
|                      (Michigan)                        |       Company          (Bermuda)
|                                                        |       Limited
|                                                        |      (Vietnam)
|    -------------    -------------    --------------    |   --------------    ---------------
|                           |                            |                            |
|                           |----------------            |                            |----------------
|                           |                |           |                            |                |
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|     First North          John           Manulife       |      Manulife           Manulife        Manulife
|---   American        Hancock Life      Reinsurance     |---  (Singapore)     (International)       Asset
|      Insurance         Insurance         Limited       |      Pte. Ltd.          Limited        Management
|       Company           Company         (Bermuda)      |     (Singapore)        (Bermuda)         (Asia)
|      (Canada)          (U.S.A.)                        |                                          Limited
|                       (Michigan)                       |                                        (Barbados)
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|                           |                            |                           |                 |
|                   --------| 57%                        |                           | 51%             |
|                  |        |                            |                           |                 |
|    ------------- |  -------------    --------------    |   --------------    ---------------    -----------
|         FNA      |   John Hancock      PT Asuransi     |      Manulife          Manulife-        Manulife
 ---   Financial   |    Investment      Jiwa Manulife    |        Asset           Sinochem           Asset
         Inc.      |    Management        Indonesia   95%|     Management           Life          Management
       (Canada)    |     Services,         (1) (2)   --------  (Singapore)        Insurance       (Hong Kong)
                   |      LLC(3)         (Indonesia)     |        Pte.            Co. Ltd.          Limited
                   |    (Delaware)                       |        Ltd.             (China)        (Hong Kong)
                   |                                     |     (Singapore)
     ------------- |  -------------    --------------    |   --------------    ---------------    -----------
           |       |       /|\               :           |
           |       |        |  38%           :           |
           |       |        |                :           |
     ------------- |  -------------    --------------    |   --------------
       Elliott &   |      John          PT Manulife      |         The
         Page      |  Hancock Life         Aset          |    Manufacturers
        Limited    |    Insurance        Manajemen        ---     Life
       (Ontario)    --   Company         Indonesia            Insurance Co.
                       of New York      (Indonesia)          (Phils.), Inc.
                        (New York)                            (Philippines)
     -------------    -------------    --------------        --------------

----------------------
  Manulife Financial
 Corporation (Canada)
----------------------
           |
           |
           |---------------------------------------
           |                                        |
           |                                        |
----------------------                   ----------------------
The Manufacturers Life                    John Hancock Holdings
 Insurance Company (1)                     (Delaware) LLC (3)
       (Canada)                                (Delaware)
----------------------                   ----------------------
                                                    |
                                                    |
                                         ----------------------
                                         John Hancock Financial
                                             Services, Inc.
                                               (Delaware)
                                         ----------------------
                                                    |
                                                    |
                                                 -------------------------------------------------
                                                |                         |                       |
                                                |                         |                       |
                                         -------------------     -------------------     -------------------
                                            John Hancock             John Hancock            John Hancock
                                           Life Insurance           International        International, Inc.
                                               Company              Holdings, Inc.          (Massachusetts)
                                           (Massachusetts)         (Massachusetts)
                                         -------------------     -------------------     -------------------
                                                |                         |                       |
                                                |                         |                       |
          --------------------------------------|                         | 45.76%                | 50%
         |                                      |                         |                       |
         |        -----------------      -------------------     -------------------     -------------------
         |        PT Asuransi Jiwa            John Hancock        Manulife Insurance        John Hancock
   96.24%|------     John Hancock     --   Subsidiaries LLC       (Malaysia) Berhad          Tianan Life
         |          Indonesia (1)    |         (Delaware)             (Malaysia)          Insurance Company
         |           (Indonesia)     |                                                         (China)
         |        -----------------  |   -------------------     -------------------     -------------------
         |                           |
         |        -----------------  |   -------------------
         |           John Hancock    |       John Hancock
          ------    Variable Life    |--  Financial Network,
                  Insurance Company  |           Inc.
                   (Massachusetts)   |      (Massachusetts)
                  -----------------  |   -------------------
                                     |
                                     |   -------------------
                                     |     Hancock Natural
                                     |--   Resource Group,
                                     |          Inc.
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |       Declaration
                                     |--    Management &
                                     |      Research LLC
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |      The Berkeley
                                      -- Financial Group LLC
                                           (Delaware) (3)
                                         -------------------
                                                  :
                                                  :
                                         -------------------
                                            John Hancock
                                              Funds LLC
                                             (Delaware)
                                         -------------------

(1) The Manufacturers Life Insurance Company holds indirectly the remaining 3.76% of PT Asuransi Jiwa John Hancock Indonesia through PT Asuransi Jiwa Manulife Indonesia.

(2) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

(3) John Hancock Holdings (Delaware) LLC holds indirectly the remaining 5% of John Hancock Investment Management Services LLC through The Berkeley Financial Group LLC.

.....    Indirect Control

----    Direct Control

Prepared by: Corporate Tax
Date:        Revised March 11, 2008

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.

As of MARCH 31, 2008, there were 18,088 qualified and 14,685 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters.

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Variable Annuity Account H                              Principal Underwriter
John Hancock Variable Annuity Account U                              Principal Underwriter
John Hancock Variable Annuity Account V                              Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Variable Annuity Account I                              Principal Underwriter
John Hancock Variable Annuity Account JF                             Principal Underwriter
John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Account U                                 Principal Underwriter
John Hancock Variable Life Account V                                 Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, Warren Thomson***, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon St, Boston, MA 02116

     (c)  None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31. Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company ("Manulife"). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32. Undertakings.

     (a) Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

          John Hancock Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

          The Company is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

     (c)  Undertakings Pursuant to Item 32 of Form N-4

          (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

          (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this eighth day of May 2008.


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT A
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
    (Depositor)


By: /s/ James D. Gallagher
    ---------------------------------
    James D. Gallagher
    Chairman and President


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ James D. Gallagher
    ---------------------------------
    James D. Gallagher
    Chairman and President

                                   SIGNATURES


     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the eighth day of May 2008.


Signature                               Title
---------                               -----


/s/ James D. Gallagher                  Chairman and President
-------------------------------------   (Principal Executive Officer)
James D. Gallagher


/s/ Lynne Patterson                     Director, Senior Vice President and CFO
-------------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery J. Whitehead                Controller
-------------------------------------   (Principal Accounting Officer)
Jeffery J. Whitehead


                  *                     Director
-------------------------------------
Thomas Borshoff


                  *                     Director
-------------------------------------
Marc Costantini


                  *                     Director
-------------------------------------
Steven A. Finch


                  *                     Director
-------------------------------------
Ruth Ann Fleming


                  *                     Director
-------------------------------------
William P. Hicks III


                  *                     Director
-------------------------------------
Katherine MacMillan


                  *                     Director
-------------------------------------
Neil M. Merkel


                  *                     Director
-------------------------------------
Bradford J. Race, Jr.


                  *                     Director
-------------------------------------
Diana Scott


                  *                     Director
-------------------------------------
Bruce R. Speca


         *                              Director
-------------------------------------
Robert L. Ullmann


*/s/ Thomas J. Loftus                   Senior Counsel - Annuities
-------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney